As filed with the Securities and Exchange Commission on July 26, 2013

Securities Act File No. 333-
Investment Company Act File No. 811-08603

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

BLACKROCK DEBT STRATEGIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052
(Area Code and Telephone Number)

John M. Perlowski
President and Chief Executive Officer
BlackRock Debt Strategies Fund, Inc.
55 East 52nd Street
New York, New York 10055
(Name and Address of Agent for Service)

With copies to:

Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, Massachusetts 02108	Janey Ahn, Esq. BlackRock Advisors, LLC 40 East 52nd Street New York, New York 10022

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common shares $0.10 par value	Not Applicable	Not Applicable	$1,000,000	$136.40
(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.	Letter to Shareholders of BlackRock Senior High Income Fund, Inc. ("ARK") and BlackRock Strategic Bond Trust ("BHD") and BlackRock Debt Strategies Fund, Inc. ("DSU").

b.	Questions and Answers to Shareholders of ARK, BHD and DSU.

c.	Notice of Joint Special Meeting of Shareholders of ARK, BHD and DSU.

d.	Joint Proxy Statement/Prospectus for ARK, BHD and DSU.

e.	Statement of Additional Information regarding the proposed Reorganizations of ARK, BHD and DSU.

f.	Part C: Other Information.

g.	Exhibits.

BLACKROCK SENIOR HIGH INCOME FUND, INC.
BLACKROCK STRATEGIC BOND TRUST
BLACKROCK DEBT STRATEGIES FUND, INC.

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

       , 2013

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the "Special Meeting") of BlackRock Senior High Income Fund, Inc. ("ARK"), BlackRock Strategic Bond Trust ("BHD") and BlackRock Debt Strategies Fund, Inc. ("DSU" and together with ARK and BHD, the "Funds," and  each, a "Fund"), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on October 25, 2013 at 9:00 a.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds which are described in the enclosed Joint Proxy Statement/Prospectus.

Shareholders of ARK and BHD will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of their Fund into DSU, a fund with substantially similar (but not identical) investment objectives and investment policies.

Shareholders of DSU will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of each of ARK and BHD into DSU, where each Fund has substantially similar (but not identical) investment objectives and investment policies, including the amendment of DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of DSU, each  in connection with each such reorganization.

The Board of Directors/Trustees of each Fund believes the proposal applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote "FOR" such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI
President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

           , 2013

IMPORTANT NOTICE
TO SHAREHOLDERS OF
BLACKROCK SENIOR HIGH INCOME FUND, INC.
BLACKROCK STRATEGIC BOND TRUST
BLACKROCK DEBT STRATEGIES FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:
Shareholders of BlackRock Senior High Income Fund, Inc. ("ARK") and BlackRock Strategic Bond Trust ("BHD"): You are being asked to vote on the reorganization (each, a "Reorganization") of each of ARK and BHD, respectively (each such fund being referred to herein as a "Target Fund") into BlackRock Debt Strategies Fund, Inc. ("DSU" or the "Acquiring Fund" and, together with the Target Funds, each, a "Fund"), a fund that pursues investment objectives and has investment policies that are substantially similar (but not identical) to those of each of the Target Funds and has the same investment advisor, BlackRock Advisors, LLC (the "Investment Advisor"), and the same sub-advisor, BlackRock Financial Management, Inc. (the "Sub-Advisor," and together with the Investment Advisor, the "Advisors"), as the Target Funds. The term "Combined Fund" will refer to DSU as the surviving Fund after the Reorganizations.

Shareholders of ARK and BHD are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of their Fund with DSU, a fund with substantially similar (but not identical) investment objectives and investment policies.

Shareholders of BlackRock Debt Strategies Fund, Inc.(DSU): You are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: reorganizing each of ARK and BHD into DSU where each Fund has substantially similar (but not identical) investment objectives and investment policies, including the amendment of DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares (the "Amendment") and the issuance of additional common shares of DSU in connection with each such Reorganization (each, an "Issuance"). In the event either or both of the Reorganizations are approved by shareholders of the applicable Funds, in either case, DSU's Articles of Incorporation would be amended to increase its share capital by an aggregate amount of 200,000,000 shares.

A Reorganization will be consummated if a Target Fund's shareholders approve the Reorganization with respect to that Target Fund and the Acquiring Fund's shareholders approve the Reorganization with respect to that Target Fund. A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis.

In the event a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment policies of the Acquiring Fund following the Reorganization. See "Comparison of the Funds" in the Joint Proxy Statement/Prospectus for a comparison of the Funds' investment objectives and significant investment strategies and operating policies.

Q:	Why are the Reorganizations being recommended?

A:
The Board of Directors or Board of Trustees of each Fund, as applicable (each, a "Board" and collectively, the "Boards"), anticipates that the Reorganizations will benefit the shareholders of each Target Fund and the Acquiring Fund by providing the potential for:

i.
a lower operating expense ratio than each of the Funds prior to the Reorganizations, except with respect to ARK (see "How will the Reorganizations affect the fees and expenses of the Funds?" below for additional information);

ii.
comparable (i.e., slightly lower or higher) earnings, which is expected to allow each Fund's shareholders to maintain a distribution yield on net asset value ("NAV") comparable to the distribution yield on NAV for each of the Funds prior to the Reorganizations;

iii.	greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads;

iv.	better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund's common shares;

v.	improved premium/discount levels for the Combined Fund's common shares;

vi.
operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms;

vii.
benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

viii.	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

Because the shareholders of each Fund will vote separately on its respective Reorganization(s), there are multiple potential combinations of Reorganizations. The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. To the extent that one of the Reorganizations is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:
For the fiscal year ended August 31, 2012, BHD's Total Expense Ratio was 1.45%.  For the 12-month period ended February 28, 2013, BHD's Total Expense Ratios was 1.47%.  For the fiscal year ended February 28, 2013, the Total Expense Ratios of ARK and DSU were 1.27% and 1.41%, respectively.

When we use the term "Total Expenses," we mean a Fund's total annual operating expenses (including interest expenses). When we use the term "Total Expense Ratio," we mean a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and 0.14%, respectively, and a neutral impact to the Total Expense Ratio for the shareholders of ARK. Although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations. In addition, the level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.

The Board of each Fund anticipates that the Reorganizations will benefit the shareholders of each Target Fund and the Acquiring Fund by providing for the potential benefits discussed in "Why are the Reorganizations being recommended?". These potential benefits include the potential for higher earnings yield (as a percentage of NAV) on a pro forma basis for the Combined Fund compared to ARK and BHD. In addition, the Investment Advisor will bear all of the reorganization costs of ARK.

The contractual management fee rate of the Combined Fund will be 0.55%, which is lower than the current contractual management fee rate of BHD and DSU but higher than the current contractual management fee rate of ARK. The Combined Fund will not be subject to any separate administration fee payable to the Investment Advisor. The current advisory fee payable to the Investment Advisor for each Fund is as follows:  0.50% for ARK, 0.75% for BHD and 0.60% for DSU. No Fund is subject to a separate administration fee. While the contractual management fee of the Combined Fund would be 5 basis points higher than the contractual management fee of ARK (0.50%), the Combined Fund would still be competitively priced relative to peers and below the median contractual management fee for Lipper peers.

Q:	What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Fund approve their Reorganization?

A:
An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of the Reorganization of the other Target Fund if the other Reorganization is approved by the shareholders of each of the Acquiring Fund and the other Target Fund.

If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	What happens if shareholders of the Acquiring Fund do not approve the Reorganization of one Target Fund but approve the Reorganizations of the other Target Fund?

A:
An unfavorable vote by shareholders of the Acquiring Fund on the Reorganization of one Target Fund will not affect the implementation of the Reorganization by the other Target Fund, if the other Reorganization is approved by the shareholders of the Acquiring Fund and the other Target Fund. If the Reorganization of a Target Fund is not approved, however, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How similar are the Funds?

A:
The Funds have the same investment adviser, a common portfolio manager, the same board members and substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each Fund's common shares are listed on the New York Stock Exchange.

Each Fund's investment objectives are fundamental policies and may not be changed without shareholder approval.

The investment objective of ARK is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

The investment objective of BHD is to provide total return through high current income and capital appreciation.

The primary investment objective of DSU is to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Baa or lower by Moody's Investor Services ("Moody's")) or unrated debt instruments, which are in the judgment of the investment advisor of equivalent quality. The secondary objective of DSU is to provide capital appreciation.

ARK is organized as a Maryland corporation and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). DSU is organized as a Maryland corporation and is a diversified, closed-end management investment company registered under the 1940 Act. BHD is organized as a Delaware statutory trust and is a diversified, closed-end management investment company registered under the 1940 Act.

See "Comparison of the Funds" in the Joint Proxy Statement/Prospectus for a comparison of the Funds' investment objectives and significant investment strategies and operating policies.

Because the Acquiring Fund is organized as a Maryland corporation, shareholders of BHD will become shareholders of a Maryland corporation rather than shareholders of a Delaware statutory trust if BHD's Reorganization is completed. A more detailed description of the differences between Delaware statutory trust law and Maryland corporate law is contained in the Joint Proxy Statement/Prospectus under the heading "Governing Law."

Q:	How will the Reorganizations be effected?

A:
Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and Acquiring Fund shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Reorganization, less the applicable costs of the Reorganization (though you may receive cash for fractional shares).

Shareholders of the Acquiring Fund: You will remain shareholders of DSU, which will have additional common shares outstanding after the Reorganizations.

Q:	Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or discount?

A:	The common shares of each Fund have historically fluctuated between a discount and a premium. As of May 31, 2013, each Fund traded at a discount to its respective NAV.

To the extent a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, such Target Fund shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, such Target Fund shareholders may be negatively impacted if the Reorganizations are consummated. The Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund's common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:
You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with these proposed Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis, except that the Investment Advisor will bear all of ARK's reorganization costs as discussed more fully in the Joint Proxy Statement/Prospectus. Because of the expected expense savings and other benefits for each of BHD and DSU, the Investment Advisor recommended and the Boards of such Funds have approved that BHD and DSU be responsible for their own Reorganization expenses. See "Reasons for the Reorganizations" in the attached Joint Proxy Statement/Prospectus. The expenses of the Reorganizations are estimated to be $345,000 for BHD and $600,000 for DSU.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:
Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Reorganization.

On or prior to the closing date of the Reorganizations (the "Closing Date"), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund's shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund's shareholders for U.S. federal income tax purposes.

The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:
Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the Acquiring Fund's charter requires the Acquiring Fund's shareholders to approve each of the Acquiring Fund's reorganizations. In addition, Maryland law requires the Acquiring Fund's shareholders to approve the amendment to its Articles of Incorporation to increase its share capital and, the rules of the New York Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If a Reorganization of the Acquiring Fund is not approved, then such Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:
You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds' proxy solicitor, at 1-866-856-2826.

v

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

BLACKROCK SENIOR HIGH INCOME FUND, INC.
BLACKROCK STRATEGIC BOND TRUST
BLACKROCK DEBT STRATEGIES FUND, INC.

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 25, 2013

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of BlackRock Senior High Income Fund, Inc. ("ARK"), BlackRock Strategic Bond Trust ("BHD" and collectively with ARK, the "Target Funds") and BlackRock Debt Strategies Fund, Inc. ("DSU" and collectively with the Target Funds, the "Funds") will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on October 25, 2013 at 9:00 a.m. (Eastern time) for the following purposes:

1.           The Reorganizations of the Target Funds

Shareholders of BlackRock Senior High Income Fund, Inc. (ARK):

Proposal 1(A): The shareholders of ARK are being asked to approve an Agreement and Plan of Reorganization between ARK and DSU (the "ARK Reorganization Agreement") and the termination of ARK's registration under the Investment Company Act of 1940 (the "1940 Act").

Shareholders of BlackRock Strategic Bond Trust (BHD):

Proposal 1(B): The shareholders of BHD are being asked to approve an Agreement and Plan of Reorganization between  BHD and DSU (the "BHD Reorganization Agreement") and the termination of BHD's registration under the 1940 Act.

2.	The Reorganizations of the Acquiring Fund

Shareholders of BlackRock Debt Strategies Fund, Inc. (DSU):

Proposal 2(A): The shareholders of DSU are being asked to approve the ARK Reorganization Agreement, including an amendment to DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of DSU, each in connection with the ARK Reorganization Agreement.

Proposal 2(B): The shareholders of DSU are being asked to approve the BHD Reorganization Agreement, including an amendment to DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of DSU, each in connection with the BHD Reorganization Agreement.

Shareholders of record as of the close of business on August 28, 2013 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS APPLICABLE, (EACH, A "BOARD") OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

–
FOR THE REORGANIZATION OF YOUR TARGET FUND PURSUANT TO YOUR TARGET FUND'S REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, AND THE TERMINATION OF YOUR TARGET FUND'S REGISTRATION UNDER THE 1940 ACT.

THE BOARD OF DSU UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

–
FOR THE REORGANIZATION OF DSU PURSUANT TO EACH REORGANIZATION AGREEMENT BETWEEN DSU AND A TARGET FUND, INCLUDING AN AMENDMENT TO DSU'S ARTICLES OF INCORPORATION TO INCREASE ITS SHARE CAPITAL BY 200,000,000 SHARES AND THE ISSUANCE OF ADDITIONAL COMMON SHARES OF DSU IN CONNECTION WITH EACH SUCH REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors/Trustees of the Funds

JOHN M. PERLOWSKI President and Chief Executive Officer of the Funds

, 2013

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2013.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
HTTPS://WWW.PROXY-DIRECT.COM/BLK-24899

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JULY 26, 2013

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK SENIOR HIGH INCOME FUND, INC.
BLACKROCK STRATEGIC BOND TRUST
BLACKROCK DEBT STRATEGIES FUND, INC.

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

           , 2013

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) BlackRock Senior High Income Fund, Inc. ("ARK"), (ii) BlackRock Strategic Bond Trust ("BHD") and/or (iii) BlackRock Debt Strategies Fund, Inc. ("DSU"). ARK is a non-diversified registered investment company and corporation organized under the laws of the State of Maryland and registered under the Investment Company Act of 1940, as amended (the "1940 Act"); whereas BHD is a diversified registered investment company and statutory trust organized under the laws of the State of Delaware and registered under the 1940 Act, and DSU is a diversified registered investment company and corporation organized under the laws of the State of Maryland and registered under the 1940 Act. A joint special meeting (the "Special Meeting") of shareholders of ARK, BHD and DSU (each, a "Fund") will be held at the offices of BlackRock Advisors, LLC (the "Investment Advisor"), 1 University Square Drive, Princeton, New Jersey 08540-6455, on October 25, 2013 at 9:00 a.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors or Board of Trustees, as applicable, of each Fund (each, a "Board") recommends that you vote your common shares of beneficial interests or shares of common stock ("common shares") by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is                 , 2013.

The purposes of the Special Meeting are:

1.           The Reorganizations of the Target Funds

Shareholders of BlackRock Senior High Income Fund, Inc. ("ARK"):

Proposal 1(A): The shareholders of ARK are being asked to approve an Agreement and Plan of Reorganization between ARK and DSU (the "ARK Reorganization Agreement") and the termination of ARK's registration under the 1940 Act.

Shareholders of BlackRock Strategic Bond Trust ("BHD"):

Proposal 1(B): The shareholders of BHD are being asked to approve an Agreement and Plan of Reorganization between BHD and DSU (the "BHD Reorganization Agreement") and the termination of BHD's registration under the 1940 Act.

2.	The Reorganizations of the Acquiring Fund

Shareholders of BlackRock Debt Strategies Fund, Inc. ("DSU"):

Proposal 2(A): The shareholders of DSU are being asked to approve the ARK Reorganization Agreement, including an amendment to DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of DSU in connection with the ARK Reorganization Agreement.

Proposal 2(B): The shareholders of DSU are being asked to approve the BHD Reorganization Agreement, including an amendment to DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of DSU in connection with the BHD Reorganization Agreement.

Shareholders of record as of the close of business on August 28, 2013 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

ARK and BHD are sometimes referred to herein as the "Target Funds," and DSU is sometimes referred to herein as the "Acquiring Fund." Each Reorganization Agreement that Target Fund shareholders and Acquiring Fund shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a "Reorganization." The Fund surviving any or all Reorganizations is referred to herein as the "Combined Fund." The ARK Reorganization Agreement and the BHD Reorganization Agreement are referred to herein as the "Reorganization Agreements."

The Reorganizations seek to combine three Funds that have substantially similar (but not identical) investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. Each Target Fund will merge directly with and into the Acquiring Fund.  Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.  The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.10 per share ("Acquiring Fund Shares") in the form of book entry interests.  The aggregate net asset value ("NAV") (not the market value) of the Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares).  In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAV (not the market value) of each respective Fund's common shares.  The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

In connection with each Reorganization, the shareholders of the Acquiring Fund are being asked to approve such Reorganization, including an amendment to DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional Acquiring Fund Shares.  In the event either or both of the Reorganizations are approved by shareholders of the applicable Funds, in either case, DSU's Articles of Incorporation would be amended to increase its share capital by an aggregate amount of 200,000,000 shares.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In the event the Acquiring Fund shareholders do not approve a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with the ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Target Fund.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated          , 2013, relating to this Joint Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Copies of each Fund's most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. ("BlackRock") at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC's website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

2

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

BlackRock updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the "Closed-End Funds" section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of BlackRock Debt Strategies Fund, Inc. are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "DSU" and will continue to be so listed after the completion of the Reorganizations. The common shares of BlackRock Senior High Income Fund, Inc. are listed on the NYSE under the ticker symbol "ARK." The common shares of BlackRock Strategic Bond Trust are listed on the NYSE under the ticker symbol "BHD." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is           , 2013.

3

SUMMARY	1
PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS	1
PROPOSAL 2: THE REORGANIZATIONS OF THE ACQUIRING FUND	10
RISK FACTORS AND SPECIAL CONSIDERATIONS	11
EXPENSE TABLE FOR SHAREHOLDERS	28
REASONS FOR THE REORGANIZATIONS	30
PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS	35
INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND	37
COMPARISON OF THE FUNDS	51
MANAGEMENT OF THE FUNDS	60
ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS	64
DIVIDENDS AND DISTRIBUTIONS	66
AUTOMATIC DIVIDEND REINVESTMENT PLAN	66
CERTAIN PROVISIONS OF THE CHARTER	68
GOVERNING LAW	69
CONVERSION TO OPEN-END FUND	69
VOTING RIGHTS	70
APPRAISAL RIGHTS	70
FINANCIAL HIGHLIGHTS	71
INFORMATION ABOUT THE REORGANIZATIONS	75
TERMS OF THE REORGANIZATION AGREEMENTS	75
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	77
PROPOSAL 2: THE REORGANIZATIONS OF THE ACQUIRING FUND	79
VOTING INFORMATION AND REQUIREMENTS	80
SHAREHOLDER INFORMATION	82
SHAREHOLDER PROPOSALS	83
SOLICITATION OF PROXIES	83
LEGAL MATTERS	84

OTHER MATTERS WITH RESPECT TO THE MEETING	84
PRIVACY PRINCIPLES OF THE FUNDS	84
OTHER INFORMATION	85

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Proposed Reorganizations

The Board of each Fund, including the directors or trustees, as applicable (the "Board Members"), who are not "interested persons" of each Fund (as defined in the 1940 Act) (the "Independent Board Members"), has unanimously approved its Reorganization(s), including its respective Reorganization Agreement(s). Assuming each Target Fund's shareholders approve its respective Target Fund's Reorganization and the Acquiring Fund's shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.

In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAV, not the market value, of each respective Fund's common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

Background and Reasons for the Proposed Reorganizations

The Reorganizations seek to combine three funds that have substantially similar (but not identical) investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. Each Target Fund will merge directly with and into DSU, which will continue to exist after the merger as the Combined Fund. The Board of each Target Fund (each, a "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of its Target Fund. The Board of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit shareholders of the Acquiring Fund. Because shareholders of each Fund will vote separately on their Fund's respective Reorganization(s), there are multiple potential combinations of Reorganizations.

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that each Reorganization would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to NAV as a result of the Reorganization. The Board of each Fund approved its respective Reorganization(s) and the Board of each Fund recommends that shareholders of such Fund approve its respective Reorganization.

The Board of each Fund considered its respective Reorganization(s) at a meeting of the Board of each Fund held on July 19, 2013 (the "Meeting"). In preparation for the Meeting at which the Reorganizations were approved, the Investment Advisor provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. The Board of each Fund considered a number of factors presented at the time of the Meeting or at a prior meeting in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to BHD and DSU;

o
the Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and

0.14%, respectively, and a neutral impact to the Total Expense Ratio for the shareholders of ARK; although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations;

o
the Board of ARK and BHD believe that other potential benefits of the Reorganizations make the Reorganizations in the best interest of ARK and BHD shareholders. These other potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of NAV) on a pro forma basis compared to ARK and BHD; (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See "Reasons for the Reorganizations."  In addition, the Investment Advisor will bear all of the reorganization costs of ARK;

o
there can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations;

•	alternatives to the Reorganizations for each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

o
The Combined Fund's earnings yield is expected to be slightly lower than DSU's current earnings yield; thus, assuming the Acquiring Fund's distribution policy remains in place after the Reorganizations, shareholders of DSU may experience a decrease in their distribution yield after the Reorganizations.

o
The Board of DSU believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of DSU shareholders.  These potential benefits include the potential for (i) a lower Total Expense Ratio, (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

o
A Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions.  There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.  In addition, the Combined Fund's future earnings will vary depending on the combination of the proposed Reorganizations.

•	the potential effects of the Reorganizations on each Fund's premium/discount to NAV;

•	the compatibility of the Funds' investment objectives, policies and related risks;

•	consistency of portfolio management and portfolio composition;

•	the potential for improved secondary market trading;

•	the potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganizations;

•	the potential effects on the Funds' capital loss carryforwards;

•	the potential effects on each Fund's undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

The Board of each Fund, including the Independent Board Members, approved its respective Reorganization(s), concluding that such Reorganization(s) is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of its respective Reorganization(s). This determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to its Fund and shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate for the time being as a stand-alone Maryland corporation or Delaware statutory trust, as the case may be, and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund. An unfavorable vote by the shareholders of one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the other Reorganization.

 Expenses

The Board of each Fund believes that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the shareholders of the Combined Fund because certain fixed administrative costs would be spread across the Combined Fund's larger asset base.

For the fiscal year ended August 31, 2012, BHD's Total Expense Ratio was 1.45%.  For the 12-month period ended February 28, 2013, BHD's Total Expense Ratios was 1.47%.  For the fiscal year ended February 28, 2013, the Total Expense Ratios of ARK and DSU were 1.27% and 1.41%, respectively.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and 0.14%, respectively, and a neutral impact to the Total Expense Ratio of ARK.  Although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations.  There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations.

The Board of ARK believes that other potential benefits of its Reorganization make the Reorganization in the best interest of ARK shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of NAV) on a pro forma basis compared to ARK, (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See "Reasons for the Reorganizations."  In addition, the Investment Advisor will bear all of the reorganization costs of ARK.

Appraisal Rights

None of the Funds' shareholders have appraisal rights for their common shares in their respective Fund.

Comparison of the Funds

The Funds have substantially similar (but not identical) investment objectives, investment strategies and restrictions. A comparison of the Funds' investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth in the table below. The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.

ARK	BHD	DSU
Investment Objective

The Fund’s investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.
Investment Objective The Fund’s investment objective is to provide total return through high current income and capital appreciation.
Investment Objective

The Fund’s primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality.

The Fund’s secondary objective is to provide capital appreciation.

Distressed Securities

Senior Debt investments of the Fund may be rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality are commonly known as "junk bonds."

The Fund will not invest in securities in

Distressed Securities

Under normal market conditions, between 75% and 35% of its total managed assets will be invested in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other Rating Agencies or in unrated securities determined by BlackRock to be of comparable quality.

Distressed Securities

Up to 20% of the Fund's total assets may be invested in Distressed Securities, which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of

ARK	BHD	DSU
the lowest rating categories (Caa or below for Moody's and CCC or below for S&P). Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of FAM, it is advantageous to do so.
the Investment Adviser of equivalent quality.
Non-U.S. Securities

The Fund may invest in Senior Debt issued by non-U.S. companies, provided that the debt instruments are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and the company meets the credit standards established by the 1940 Act for U.S. companies.

Non-U.S. Securities

The Fund may invest up to 20% of its total managed assets in Foreign Securities, which may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in foreign currencies or multinational currency units.  The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their debt pursuant to the Brady Plan, which are viewed as speculative investments.

Under normal market conditions, the Fund will not hold any Foreign Securities of emerging market issuers, and, in the event the Fund decides to hold any such Foreign Securities of emerging market issuers, such securities will not comprise more than 10% of the Fund's total managed assets.

Non-U.S. Securities

Up to 20% of the Fund's total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the OECD.

Convertible Debt Instruments and Preferred Stock No Stated Policy	Convertible Debt Instruments and Preferred Stock No Stated Policy
Convertible Debt Instruments and Preferred Stock

Up to 20% of the Fund's total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock.

Debt Instruments

The Fund may invest up to 35% of its total assets in debt obligations of companies which do not constitute senior debt obligations but which otherwise meet the credit standards and criteria established by the Investment Adviser for investments in Senior Debt.
Debt Instruments No Stated Policy
Debt Instruments

Under normal market conditions, at least 80% of the Fund's total assets will be invested in debt instruments.

Up to 10% of the Fund's assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the 1940 Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Fund's Investment

ARK	BHD	DSU
Adviser or (ii) money market instruments.
Defensive Measures Same as DSU
Defensive Measures

The Fund may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Fund's assets in higher-quality debt securities or US government obligations and high-quality, short-term debt securities.

Defensive Measures

Under unusual market or economic conditions or for temporary or defensive or liquidity purposes, the Fund may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposits, banker's acceptances, and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture.

Leverage

Under current market conditions, the Fund intends to utilize leverage in an amount equal to approximately 20% of its total assets (including the amount obtained from leverage).

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities.
Leverage Same as DSU
Leverage

Under current market conditions, the Fund intends to utilize leverage in an amount equal to approximately 33⅓% of its total assets (including the amount obtained from leverage).

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Repurchase Agreements

The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities.
Repurchase Agreements No Stated Policy
Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its permitted investments with financial institutions that (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement.

Reverse Repurchase Agreements No Stated Policy	Reverse Repurchase Agreements Same as DSU	Reverse Repurchase Agreements The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.
Securities Lending Same as DSU	Securities Lending The Fund may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets.	Securities Lending The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 ⅓% of its total assets,

ARK	BHD	DSU

to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

When-Issued and Forward Commitment Securities Same as DSU	When-Issued and Forward Commitment Securities Same as DSU
When-Issued and Forward Commitment Securities

The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

Other Investment Companies The fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.
Other Investment Companies

The Fund may invest up to 10% of its total managed assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Fund may invest directly.
Other Investment Companies No Stated Policy
Bank Loans No Stated Policy
Bank Loans

The Fund may invest in bank loans denominated in US and foreign currencies that are originated, negotiated and structured by a syndicate of lenders consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate.
Bank Loans No Stated Policy
Corporate Loans The Fund may invest in Senior Debt consisting of corporate loans made by banks and other financial institutions to corporations, partnerships, or trusts.	Corporate Loans No Stated Policy	Corporate Loans The Fund may invest in senior and subordinated corporate loans, both secured and unsecured.
Illiquid Securities Same as DSU
Illiquid Securities

When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer.

The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund
Illiquid Securities The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

ARK	BHD	DSU

could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Mortgage-Related Securities No Stated Policy
Mortgage-Related Securities

The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities.
Mortgage-Related Securities No Stated Policy
Options Same as DSU	Options No Stated Policy
Options

The Fund may purchase call options on any of the types of securities in which it may invest. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is authorized to engage in options on its futures contracts either as a hedge against adverse change in the market value of its portfolio securities and interest rates or to enhance the Fund's income.

Interest Rate Transactions Same as DSU
Interest Rate Transactions

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for hedging and risk management purposes and not as a speculative investment.

Interest Rate Transactions

In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

Futures Same as DSU
Futures

In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial
Futures The Fund is authorized to engage in transactions in financial futures contracts.

ARK	BHD	DSU
indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements.
Short Sales No Stated Policy
Short Sales

The Fund may make short sales of bonds. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total managed assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

Short Sales
The Fund may make short sales of securities, provided the market value of all securities sold short does not exceed 10% of its total assets.  The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

The Fund also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.

Further Information Regarding the Reorganization

Each Target Fund Board has determined that its Reorganization is in the best interests of its Target Fund and the shareholders of such Target Fund and that the interests of such shareholders will not be diluted as a result of such Target Fund's Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganizations. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the closing date of such Reorganization (the "Closing Date"), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Board of each Target Fund recommends that shareholders of such Target Fund approve their proposed Reorganization at the Special Meeting to be held on October 25, 2013.

Shareholder approval of the ARK Reorganization requires the affirmative vote of a majority of the outstanding common shares of ARK.

Shareholder approval of BHD's Reorganization requires the affirmative vote by BHD shareholders, voting as a single class, of a "majority of the outstanding voting securities" as defined under the 1940 Act (such a majority referred to herein as a "1940 Act Majority"). A 1940 Act Majority means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of each Target Fund with regard to each Reorganization, it is expected that the Closing Date will be sometime during the fourth quarter 2013, but it may be at a different time as described herein.

Investing in the Combined Fund following a Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The ARK Board recommends that shareholders of ARK vote "FOR" ARK's proposed Reorganization.

The BHD Board recommends that shareholders of BHD vote "FOR" BHD's proposed Reorganization.

PROPOSAL 2: THE REORGANIZATIONS OF THE ACQUIRING FUND

In connection with each proposed Reorganization described under "Proposal 1: The Reorganizations of the Target Funds," each Target Fund will merge directly with and into the Acquiring Fund and in connection with such Reorganization, the Acquiring Fund will amend its Articles of Incorporation to increase its share capital by 200,000,000 shares and issue additional Acquiring Fund Shares and list such common shares on the NYSE. The Reorganizations are not expected to result in any reduction of the NAV of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganizations, including, but not limited to, the amendment to its Articles of Incorporation to increase its share capital by 200,000,000 shares (the "Amendment") and the issuance of additional Acquiring Fund Shares in connection with each of the Reorganizations (the "Issuances").

No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its shareholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced management fee and a reduced Total Expense Ratio as a result of the proposed Reorganizations.

The Acquiring Fund pays the Investment Advisor a monthly management fee of 0.60% based on the Acquiring Fund's average daily Managed Assets. "Managed Assets" means the total assets of the Acquiring Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.55% of the Combined Fund's average daily Managed Assets.

For the fiscal year ended February 28, 2013, the Total Expense Ratio of the Acquiring Fund was 1.41%. The Acquiring Fund estimates that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of the Acquiring Fund of 0.14%.

The Acquiring Fund Board also believes the Reorganizations may provide other potential benefits, including the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to the Acquiring Fund; (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.  See "Reasons for the Reorganization" for additional information.

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund approve the Reorganizations, including the Amendment and the Issuances at the Special Meeting to be held on October 25, 2013 at 9:00 a.m.(Eastern time). Shareholder approval of DSU's proposed Reorganizations with each of ARK and BHD requires the affirmative vote of a 1940 Act Majority.  For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be some time during the fourth quarter 2013, but it may be at a different time as described herein.

Investing in the Combined Fund following the Reorganizations involves risks. For additional information, see "Risk Factors and Special Considerations."

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote "FOR" each of DSU's proposed Reorganizations with each of ARK and BHD.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have substantially similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Funds. Risks that predominately affect common shares include credit risk, interest rate risk, high yield security risk, leverage risk, derivatives risk, liquidity and market price risk, issuer risk, market risk and foreign securities risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds' common shares may trade at a discount from the Funds' NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

However, there are some differences between the Acquiring Fund and the Target Funds. ARK is registered as a "non-diversified" investment company under the 1940 Act, while BHD and the Acquiring Fund are each registered as a "diversified" investment company under the 1940 Act. This means that ARK may invest a greater percentage of its assets in the obligations of a single issuer than BHD or DSU.  Even as a diversified fund, however, the Acquiring Fund's investments will be limited so as to qualify the Acquiring Fund as a "regulated investment company" for purposes of federal tax laws. In addition, BHD is a Delaware statutory trust organized under Delaware law, while ARK and DSU are each a Maryland corporation organized under Maryland law. A Maryland corporation generally provides greater certainty with respect to limitation of personal liability than a Delaware statutory trust. See "Governing Law" for additional information.

See "Comparison of the Funds" in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.

Risks Related to the Reorganizations

Expenses.

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $870,000 per year if all the Reorganizations are completed (which represents the most likely combination of the Reorganizations), approximately $449,000 if only the Reorganization between ARK and DSU is completed, and approximately $744,000 if the Reorganization of BHD and DSU is completed, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than is currently incurred by the Acquiring Fund. In addition, no matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period after the completion of the Reorganizations due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

For the fiscal year ended August 31, 2012, BHD's Total Expense Ratio was 1.45%.  As of February 28, 2013, the historical and pro forma total annual gross expense ratios applicable to the Reorganizations are as follows:

ARK	BHD	DSU	Pro Forma Combined Fund (ARK & DSU)	Pro Forma Combined Fund (BHD & DSU)	Pro Forma Combined Fund (All Funds)
1.27%	1.47%	1.41%	1.30%	1.29%	1.27%

There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations.

The most likely combination is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio.  The Reorganization of just ARK into the Acquiring Fund is expected to result in the highest Total Expense Ratio of any of the possible combinations of the Reorganizations.  The Reorganization of just BHD into the Acquiring Fund is expected to result in a Total Expense Ratio that is lower than the Total Expense Ratio that is expected to result from the Reorganization of just ARK into the Acquiring Fund and higher than the Total Expense Ratio that is expected to result from the Reorganization of all the Funds.

The Board of each of BHD and DSU believes that its respective Fund's shareholders should realize lower Total Expense Ratios after the Reorganizations than they would realize if the Reorganizations did not occur after the expenses associated with the Reorganizations have been paid.  For the 12-month period ended February 28, 2013, the Total Expense Ratios of BHD, DSU and ARK were 1.47%, 1.41% and 1.27%, respectively.  The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and 0.14%, respectively, and a neutral impact to the Total Expense Ratio for the shareholders of ARK.  Although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations. There can be no assurance that future expenses will not increase or that any expense savings (or increases) will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations.

The Board of ARK believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of ARK shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of NAV) on a pro forma basis compared to ARK, (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi)

benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See "Reasons for the Reorganizations."  In addition, the Investment Advisor will bear all of the reorganization costs of ARK.

BHD and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, and auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. The Investment Advisor will bear the costs of the Reorganizations for ARK because the shareholders of ARK are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHD and DSU. Therefore, the costs associated with the Reorganization of ARK will not be directly borne by ARK. Because BHD and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because BHD and the Acquiring Fund (and not the Investment Advisor) are responsible for paying those expenses, if a BHD's or the Acquiring Fund's respective shareholders do not approve their Fund's respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). See "Reasons for the Reorganizations."

Earnings and Distribution Yield.

The Combined Fund's earnings and distribution yield on NAV are expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of each Fund prior to the Reorganizations; however, the Combined Fund's earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund's earnings and distribution yield prior to the Reorganizations.

The Combined Fund's earnings yield is expected to be slightly lower than DSU's current earnings yield; thus, assuming the Acquiring Fund's distribution policy remains in place after the Reorganizations, shareholders of DSU may experience a decrease in their distribution yield after the Reorganizations.  Although the Combined Fund's earnings yield is expected to be slightly lower than DSU's current earnings yield, shareholders of DSU are expected to benefit from a reduction in DSU's Total Expense Ratio of approximately 0.14%.  It is also anticipated that shareholders of DSU may benefit from other potential benefits associated with the Reorganizations (including as a result of the Combined Fund's larger size) as more fully discussed herein. See "Reasons for the Reorganizations."

A Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions.  There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.  In addition, the Combined Fund's future earnings will vary depending upon the combination of the proposed Reorganizations.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund's common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund's common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganizations.

The common shares of each Fund have historically fluctuated between a discount and a premium. As of May 31, 2013, each Fund traded at a discount to its respective NAV. To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund's shareholders would have the potential for an economic benefit. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund's shareholders may be negatively impacted if the Reorganizations are consummated.  The Acquiring Fund's shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund's current trading market price. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund's common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Tax Considerations.

See "Material Federal Income Tax Consequences of the Reorganizations" for a summary of certain U.S. federal income tax consequences of the Reorganizations.

General Risks of Investing in the Funds

Investment Risk. An investment in each Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in each Fund's common shares represents an indirect investment in the securities owned by such Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Although the Funds can sell securities of an issuer upon the occurrence of certain events or for tax planning, the Funds generally will not sell securities of issuers solely due to changes in market price. Each Fund's common shares at any point in time may be worth less than a shareholders' original investment, even after taking into account the reinvestment of the Fund's dividends and distributions.

Investment Strategy Risk. The types of investments that are selected through application of the Funds' investment strategy can be expected to change over time. In pursuing their investment strategy, the Funds may incur adverse tax or brokerage consequences. Particular risks may be elevated during periods in which the Funds' investment strategy dictates higher levels of investment in particular types of investments.

Decision-Making Authority.   Investors have no authority to make decisions or to exercise business discretion on behalf of the Funds, except as set forth in the Funds' governing documents.  The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of each Fund's investment activities to the Advisors, subject to oversight by the Board.

Issuer Risk; Market Risk; and Selection Risk. Issuer risk is the risk that the value of the Funds' debt securities may decline for a number of reasons which directly relate to the issuer or borrower, such as a real or perceived management performance, financial leverage and reduced demand for the issuer's or borrower's goods and services.

Market risk is the risk that the market values of securities owned by a Fund will decline. There is a risk that the markets in which a Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject a Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater a Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

Selection risk is the risk that the securities that a Fund's management selects will underperform the markets in which the Fund invests, the market relevant indices, or other funds with similar investment objectives and investment strategies.

Fixed Income Securities Risk. Fixed income securities in which each Fund may invest are generally subject to the following risks:

•
Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

•
Credit Risk. Credit risk is the risk that one or more fixed income securities in a Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent a Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent a Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default.

•
Interest Rate Risk. The value of certain fixed income securities in a Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in a Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historic low levels. Because a Fund may invest primarily in long-term securities, the NAV and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if such Fund invested primarily in shorter-term securities. A Fund's use of leverage will tend to increase common share interest rate risk. A Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund's exposure to interest rate risk. The Funds are not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by a Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Each Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. A Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent a Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund's common shares.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which can force a Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from a Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio's current earnings rate.

Duration and Maturity Risk. The Funds have no set policy regarding portfolio maturity or duration. The Advisors may seek to adjust the portfolio's duration or maturity based on their assessment of current and projected market conditions and all factors that the Advisors deem relevant.  Any decisions as to the targeted duration or maturity of any particular category of investments or of a Fund's portfolio generally will be made based on all pertinent market factors at any given time.  A Fund may incur costs in seeking to adjust the portfolio average duration or maturity.  There can be no assurance, however, that the Advisors' assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio's duration or maturity will be successful at any given time.  Generally speaking, the longer the duration of the Fund's portfolio, the more exposure the Fund will have to the interest rate risks described above.

Below Investment Grade Securities Risk. Each Fund invests primarily in a portfolio of below investment grade, high yield securities, which are commonly referred to as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See "Risk Factors and Special Considerations—General Risks of Investing in the Funds—Risk Associated with Recent Market Events."

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of a Fund, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody's, Standard & Poor's, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors will also independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a Rating Agency, the Fund's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case if the Fund were to invest in rated securities.

Each Fund may invest in securities rated in the lower rating categories (rated Caa1/CCC+ or below, or unrated but judged to be of comparable quality by the Advisors). For these securities, the risks associated with below investment grade instruments are more pronounced. A Fund may purchase stressed or distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See "Risk Factors and Special Considerations—General Risks of Investing in the Funds—Distressed and Defaulted Securities Risk."

Distressed and Defaulted Securities Risk.  An investment in the securities of financially distressed issuers involves substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisors' judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Unrated Securities Risk. Because a Fund may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. To the extent that a Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Fund invests in rated securities.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in corporate bonds are described elsewhere herein in further detail, including under "Credit Risk," "Interest Rate Risk," "Prepayment Risk," "Inflation Risk" and "Deflation Risk." There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under "Below Investment Grade Securities Risk."

Corporate Loans.  As in the case of below investment grade securities, the corporate loans in which each Fund may invest may be rated below investment grade by established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality. Corporate loans can be expected to provide higher yields than investment grade fixed income securities, but may be subject to a greater risk of loss of principal and income. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give corporate loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by a Fund may be expected to fluctuate less than the value of other fixed rate high yield securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

Event Risk.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

A Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

Special Risks Related To Preferred Securities. Each Fund is exposed to risks associated with its investments in preferred securities. There are special risks associated with investing in preferred securities, including:

•
Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, such Fund may be required to report income for tax purposes although it has not yet received such income.

•
Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

•
Limited Voting Rights. Generally, preferred security holders (such as a Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by a Fund.

•
New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. Each Fund reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, a Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Mortgage and Asset Backed Securities. Each Fund may invest in a variety of mortgage related and other asset backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and each Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Non-U.S. Securities Risk. Each Fund may invest in non-U.S. securities.  Investments in non-U.S. securities involve certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country. In addition, a Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in non-U.S. securities. Because evidences of ownership of such securities usually are held outside the United States, a Fund will be subject to additional risks if it invests in non-U.S. securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. non-U.S. securities may trade on days when the Fund's common shares are not priced.

The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. Generally, the cost of servicing external debt will be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Certain countries in which the Funds may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Funds may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk. Each Fund may invest in issuers in so-called "emerging markets" (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;

(ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict a Fund investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.  Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate.   On August 5, 2011, Standard & Poor's lowered its long-term sovereign credit rating on U.S. government debt to “AA+” from “AAA” with a negative outlook.  As of July 1, 2013, the Standard & Poor's rating is "AA+" with a stable outlook. Moody’s affirmed the “Aaa” long-term sovereign credit rating of U.S. government debt on November 21, 2011 while maintaining its negative outlook, and this rating and outlook also remain unchanged as of July 1, 2013. Fitch continues to rate U.S. government debt "AAA" as of July 1, 2013, however it also maintains a negative outlook as of July 1, 2013. The downgrade by Standard & Poor's and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Funds.  The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds' portfolios.

Foreign Currency Risk. Because a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that a Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

The Advisors may, but are not required to, elect for a Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, a Fund may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Fund to the risks of foreign currency movements and other risks. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Sovereign Government and Supranational Debt Risk.  Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of a Fund.

Leverage Risk.  Each Fund may leverage through borrowings, the issuance of debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund may borrow money and issue debt securities in amounts up to 33⅓%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Although the use of leverage by a Fund may create an opportunity for increased net income and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Fund will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders of a Fund including:

•	the likelihood of greater volatility of NAV and market price of, and dividends on the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund must pay will reduce the return to the shareholders;

•
the effect of leverage in a market experiencing rising interest rates, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares;

•	when the Fund uses leverage, the fees payable to the Advisors for advisory and sub-advisory services will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce the Fund's total return.

Any requirement that the Fund sell assets at a loss in order to redeem or pay off any leverage or for other reasons would potentially reduce the Fund's NAV and also make it difficult for the NAV to recover. The Advisor in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Each Fund may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.  As of May 31, 2013, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets ("Economic Leverage Ratio") as follows:

Ticker	Economic Leverage Ratio
ARK	29.65%
BHD	24.70%
DSU	31.23%

The Combined Fund's Economic Leverage Ratio is expected to be substantially similar to the Acquiring Fund's current Economic Leverage Ratio.

Each Fund is currently a party to a senior committed secured, 360-day rolling credit facility (the "Credit Facility") with State Street Bank and Trust Company ("State Street"). Each Fund has granted a security interest in substantially all of its assets to State Street in connection with the Credit Facility.

The Credit Facility currently allows for the following maximum commitment amounts:

Ticker	Commitment Amounts
ARK	$122,000,000
BHD	$52,000,000
DSU	$231,000,000

In connection with the Reorganizations, the Combined Fund expects to amend the Credit Facility to increase the maximum commitment amount to maintain an Economic Leverage Ratio substantially similar to the Acquiring Fund's current Economic Leverage Ratio.  If all of the Reorganizations are consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to $405,000,000. However, there can be no assurance the Combined Fund will increase the maximum commitment amount under the Credit Facility. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain an Economic Leverage Ratio that is substantially similar to the Acquiring Fund's current Economic Leverage Ratio or reduce the Combined Fund's economic leverage.  In either case, the Combined Fund may not be able to maintain the current earnings and distribution yields of the Acquiring Fund, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund's portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

Equity Securities Risk. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Investments in ADRs, EDRs and GDRs are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Restricted and Illiquid Securities Risk. Each Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. A Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, a Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, a Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. A Fund may be unable to sell restricted and other illiquid securities at the opportune times or prices.

Strategic Transactions and Derivatives Risk.  A Fund may engage in various transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the fixed income securities markets and changes in interest rates or to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain ("Strategic Transactions"). Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). A Fund may invest in a variety of derivative instruments for investment purposes, hedging purposes, duration or other risk management purposes or to seek to increase income or gains, such as options, futures contracts and swap agreements. A Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. A Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with its leverage strategy. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. Furthermore, a Fund's ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. A Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared, over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.

Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund's return, a Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Valuation Risk.  The Advisors may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, each Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Systemic Risk.   Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions.  This is sometimes referred to as a "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Funds  interact on a daily basis.

Risk Associated with Recent Market Events.  The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit in general, which may make it more difficult for issuers of fixed income securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by a Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy and may continue to do so, which may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which a Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union ("EMU") member countries. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair a Fund's ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed income securities and significant and rapid value decline in certain instances. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many fixed income securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of a Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of a Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage.

EMU and Redenomination Risk.  As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of a Fund's portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk.  The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which a Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund is regulated. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on a Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of a Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council ("FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as a Fund and the Advisors, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System ("Federal Reserve"). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect a Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates a Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder a Fund's ability to meet its investment objectives and may place the Fund at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. ("PNC"), which is subject to regulation and supervision as a "financial holding company" by the Federal Reserve. The

"Volcker Rule" contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On October 11 and 12, 2011, U.S. financial regulators issued a proposed rule (the "Volcker Proposed Rule") to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule's effective date was July 21, 2012. Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule. The Volcker Rule could have a significant negative impact on BlackRock and the Advisors. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on a Fund. Upon the effectiveness of the Volcker Rule, BlackRock's relationship with PNC may require BlackRock to curtail some or all of a Fund's activities with respect to PNC (if any). While the U.S. financial regulators have issued the Volcker Proposed Rule, the Advisor cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date or the issuance of final rules implementing the Volcker Rule, or the impact any such modifications may have on BlackRock, the Funds or the Advisors.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Advisors and a Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors' and a Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisors and a Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors and a Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of a Fund's use of derivatives, which could have an adverse impact on the Fund. The Advisors cannot predict the effects of these regulations on a Fund's portfolio. The Advisors intend to monitor developments and seek to manage a Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that they will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as a Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

LIBOR Risk.  According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

1940 Act Regulations.  Each Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund itself is regulated. The Advisors cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objectives.

Potential Conflicts of Interest of the Advisors and Others.  BlackRock and BlackRock's affiliates ("Affiliates") are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, BlackRock and its Affiliates may compete with a Fund for appropriate investment opportunities. The results of a Fund's investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see "Conflicts of Interest" and "Fund Management—Portfolio Management—Potential Material Conflicts of Interest" in the SAI.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

Management Risk. Each Fund is subject to management risk because each is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. A Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with bonds.

Allocation Risk. Each Fund's ability to achieve its investment objective depends upon the Advisors' skill in determining the Fund's strategic asset class allocation and in selecting the best mix of investments. There is a risk that the Advisors' evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

Each Fund's allocation of its investments across various segments of the securities markets and various countries, regions, asset classes and sectors may vary significantly over time based on the Advisors' analysis and judgment.  As a result, the particular risks most relevant to an investment in a particular Fund, as well as the overall risk profile of the Fund's portfolio, may vary over time.  The Advisors employ an active approach to the Fund's investment allocations, but there is no guarantee that the Advisors' allocation strategy will produce the desired results. The percentage of the Fund's total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Fund's investment policies. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.  The flexibility of each Fund's investment policies and the discretion granted to the Advisors to invest each Fund's assets across various segments, classes and geographic regions of the securities markets and in securities with various characteristics means that each Fund's ability to achieve its investment objective may be more dependent on the success of its investment advisor than other investment companies.

Portfolio Turnover Risk. A Fund's annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Antitakeover Provisions. The charter, agreement and declaration of trust or declaration of trust, as applicable, and bylaws of each Fund and Maryland law with respect to ARK and the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of such Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of such Fund. See "Certain Provisions of the Charter."

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of February 28, 2013

The following tables illustrate the anticipated reduction or increases in the Total Expense Ratio for the shareholder of each Fund expected as a result of the Reorganizations. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended February 28, 2013; (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming all of the Reorganizations had taken place on February 28, 2013, which represents the most likely combination of the Reorganizations and the combination of the Reorganizations resulting in the lowest Total Expense Ratio; (iii) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of ARK into DSU had taken place on February 28, 2013; and (iv) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BHD into DSU had taken place on February 28, 2013.

The level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible.  The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

The Board of each Fund believes that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the shareholders of BHD and DSU because certain fixed administrative costs would be spread across the Combined Fund's larger asset base.  The Board of ARK believes that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013.  However, based on projected expense information, the Board of ARK believes that the completion of the Reorganizations would result in a higher Total Expense Ratio for the shareholders of ARK.

For the fiscal year ended August 31, 2012, BHD's Total Expense Ratio was 1.45%.  For the 12-month period ended February 28, 2013, BHD's Total Expense Ratios was 1.47%.  For the fiscal year ended February 28, 2013, the Total Expense Ratios of ARK and DSU were 1.27% and 1.41%, respectively.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and 0.14%, respectively, and a neutral impact to the Total Expense Ratio of ARK. Although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund's larger size) as more fully discussed herein. There can be no assurance that future expenses will not increase or that any expense savings (or increases) will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations.

The Board of ARK believes that the potential benefits of the Reorganizations make its Reorganization in the best interest of its shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of NAV) on a pro forma basis compared to ARK, (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See "Reasons for the Reorganizations."  In addition, the Investment Advisor will bear all of the reorganization costs of ARK.

Shareholder Transaction Expenses	ARK	BHD	DSU	Pro Forma Combined Fund (ARK & DSU)(a)	Pro Forma Combined Fund (BHD & DSU)(a)	Pro Forma Combined Fund (All Funds)(a)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	0.68%	0.94%	0.83%	0.76%	0.75%	0.75%
Other Expenses	0.26%	0.30%	0.21%	0.18%	0.20%	0.18%
Interest Expense	0.33%	0.23%	0.37%	0.36%	0.34%	0.34%
Total Annual Fund Operating Expenses (Excluding Interest Expense)	0.94%	1.24%	1.04%	0.94%	0.95%	0.93%
Total Annual Fund Operating Expenses (Including Interest Expense)(c)	1.27%	1.47%	1.41%	1.30%	1.29%	1.27%
(a)	Assumes the Reorganizations had taken place on February 28, 2013.
(b)
No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations.  Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates.  Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	For the fiscal year ended August 31, 2012, the Total Expense Ratio of BHD was 1.45%.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in ARK and BHD and the Acquiring Fund without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (Including Interest Expenses) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
ARK	$13	$40	$70	$153
BHD	$15	$46	$80	$176
DSU	$14	$45	$77	$169
Pro Forma Combined Fund (All Funds)	$13	$40	$70	$153
Pro Forma Combined Fund (ARK into DSU)	$13	$41	$71	$157
Pro Forma Combined Fund (BHD into DSU)	$13	$41	$71	$156

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

BHD and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

Because BHD and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because BHD and the Acquiring Fund (and not the Investment Advisor) are responsible for paying those expenses, if BHD's or the Acquiring Fund's respective shareholders do not approve their Fund's respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $345,000 for BHD and $600,000 for DSU. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein. The Investment Advisor will bear the costs of the Reorganizations for ARK because the shareholders of ARK are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHD and DSU.  Therefore, the costs associated with the Reorganization of ARK will not be directly borne by ARK.  Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

REASONS FOR THE REORGANIZATIONS

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Reorganization(s) would be in the best interests of such Fund and that the interests of its existing shareholders would not be diluted with respect to NAV as a result of the Reorganization. The Board of each Fund approved its Reorganization(s) and the Board of each Fund recommends that shareholders of such Fund approve its Reorganization(s).

The Board of each Fund considered its Reorganization(s) over a series of meetings. In preparation for the meeting of each Board held on July 19, 2013 (the "Meeting") at which the Reorganizations were approved, the Investment Advisor provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Each Board considered a number of factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to BHD and DSU;

o
the Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and 0.14%, respectively, and a neutral impact to the Total Expense Ratio for the shareholders of ARK; although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations;

o
the Board of ARK and BHD believe that other potential benefits of the Reorganizations make the Reorganizations in the best interest of ARK and BHD shareholders. These other potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of NAV) on a pro forma basis compared to ARK and BHD; (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See "Reasons for the Reorganizations."  In addition, the Investment Advisor will bear all of the reorganization costs of ARK;

o
there can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

o
the Combined Fund's earnings yield is expected to be slightly lower than DSU's current earnings yield; thus, assuming the Acquiring Fund's distribution policy remains in place after the Reorganizations, shareholders of DSU may experience a decrease in their distribution yield after the Reorganizations.

o
the Board of DSU believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of DSU shareholders.  These potential benefits include the potential for (i) a lower Total Expense Ratio, (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

o
a Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions.  There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.  In addition, the Combined Fund's future earnings will vary depending upon the combination of the proposed Reorganizations.

•	the potential effects of the Reorganizations on each Fund's premium/discount to NAV;

•	the compatibility of the Funds' investment objectives, policies and related risks;

•	consistency of portfolio management and portfolio composition;

•	the potential for improved secondary market trading;

•	the potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganization;

•	the potential effects on the Funds' capital loss carryforwards;

•	the potential effects on each Fund's undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratios of its Fund (including estimated expenses of the Combined Fund after the Reorganizations).  The contractual management fee rate of the Combined Fund will be 0.55%, which is lower than the current contractual management fee rate of BHD and DSU but higher than the current contractual management fee rate of ARK.  The Combined Fund will not be subject to any separate administration fee payable to the Investment Advisor. The current advisory fee payable to the Investment Advisor for each Fund is as follows:  0.50% for ARK, 0.75% for BHD and 0.60% for DSU. No Fund is subject to a separate administration fee. While the contractual management fee of the Combined Fund would be 5 basis points higher than the contractual management fee of ARK (0.50%), the Combined Fund would still be competitively priced relative to peers and below the median contractual management fee for Lipper peers.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and 0.14%, respectively, as a percentage of average net assets attributable to common shares and a neutral impact to the Total Expense Ratio of ARK.  Although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations.  There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations.

The Board of ARK believes that the potential benefits of the Reorganizations make its Reorganization in the best interest of ARK shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of NAV) on a pro forma basis compared to ARK, (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. In addition, the Investment Advisor will bear all of the reorganization costs of ARK.

Alternatives to the Reorganizations. In reaching its decision to approve each Fund's respective Reorganization, the Board of such Fund considered various alternatives, including continuing to operate such Fund as a separate Fund, and other reorganization combinations involving such Fund.

Potential Effects of the Reorganizations on Earnings and Distributions. Each Board noted that the Combined Fund's earnings are expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of its Fund prior to the Reorganizations. Consequently, the Combined Fund is expected to allow each Fund's shareholders to maintain a distribution yield on NAV that is expected to be comparable to (i.e., the same or slightly lower or higher) than the distribution yield for each of the Funds prior to the Reorganization, while offering such shareholders a comparable investment experience.

The Combined Fund's earnings yield is expected to be slightly lower than DSU's current earnings yield; thus, assuming the Acquiring Fund's distribution policy remains in place after the Reorganizations, shareholders of DSU may experience a decrease in their distribution yield after the Reorganizations.  Although the Combined Fund's earnings yield is expected to be slightly lower than DSU's current earnings yield, shareholders of DSU are expected to benefit from a reduction in DSU's Total Expense Ratio of approximately 0.14%.  It is also anticipated that shareholders of DSU may benefit from other potential benefits associated with the Reorganizations (including as a result of the Combined Fund's larger size) as more fully discussed herein.

A Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions.  There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.  In addition, the Combined Fund's future earnings will vary depending upon the combination of the proposed Reorganizations.

Potential Effects of the Reorganizations on Premium/Discount to NAV. Each Board noted that the common shares of its Fund have historically fluctuated between a discount and a premium. Each Target Fund Board noted that to the extent its Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund's shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. Each Board also noted that to the extent its Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund's shareholders may be negatively impacted if the Reorganizations are consummated. The Board of the Acquiring Fund noted that Acquiring Fund shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) improves.

Compatibility of the Investment Objectives, Policies and Related Risks. Each Board noted that its Fund's shareholders will remain invested in a NYSE-listed, closed-end management investment company that will have substantially greater net assets and  substantially similar (but not identical) investment objectives and investment policies and, as a result, the style and risk/return profile of the Acquiring Fund will remain comparable to those of its Target Fund shareholders' current investments, subject to the differences described in "Comparison of the Funds." The Board noted that ARK is a non-diversified fund subject to non-diversification risk, while the Acquiring Fund and BHD are each diversified funds.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that its Fund has the same investment adviser, sub-adviser and portfolio managers and that its Fund's shareholders will benefit from the continuing experience and expertise of the portfolio management team. Each Board considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund's portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Target Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund's shareholders when purchasing or selling Combined Fund shares and potential for improved premium/discount levels for the Combined Fund's common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage, more favorable transaction terms and better trade execution.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including  an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in potential benefits from the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended.

Capital Loss Carryforwards Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization will be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Reorganization.  Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. Each Board noted that all of the undistributed net investment income ("UNII"), if any, of its Fund is expected to be distributed to such Fund's respective shareholders prior to the Reorganizations if such Fund's Reorganization is approved by shareholders. Each Board also noted that although the Combined Fund will not have the benefit of a positive UNII balance immediately after the completion of the Reorganizations, the Combined Fund's future distributions are expected to be aligned with sustainable earnings.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of its Reorganization Agreement(s), including the estimated costs associated with each Reorganization and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of a consummated Reorganization may be recovered over time. The Board of ARK noted that the Investment Advisor would bear the costs of the Reorganizations for ARK because the shareholders of ARK are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHD and DSU.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Reorganizations is expected to equal the aggregate NAV (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Reorganizations, and the NAV of Target Fund shares will not be diluted as a result of the Reorganizations. No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Reorganizations, and Target Fund shareholders will receive cash in lieu of such fractional shares.

Effect on Shareholder Rights. Each Board noted that BHD is organized as a Delaware statutory trust, while the Acquiring Fund and ARK are each organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of a Target Fund as a separate fund in the BlackRock closed-end fund complex.  Each Board noted that the contractual management fee rate of the Combined Fund will be 0.55%, which is lower than the current contractual management fee rate of BHD and DSU but higher than the current contractual management fee rate of ARK.  The Board of ARK noted that while the contractual management fee of the Combined Fund would be 5 basis points higher than the contractual management fee of ARK (0.50%), the Combined Fund would still be competitively priced relative to peers and below the median contractual management fee for Lipper peers.  The Board of ARK also noted that the Investment Advisor would bear all of ARK's costs associated with its Reorganization.

Conclusion. Each Board, including the Independent Board Members, approved its Reorganization(s), concluding that such Reorganization is in the best interests of the Acquiring Fund and the applicable Target Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of such Reorganization. This determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Reorganizations seek to combine three funds that have the same investment adviser, a shared portfolio manager, the same Board members and substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.  See "Comparison of the Funds."

The Board of each Fund, including the Independent Board Members, has unanimously approved its Reorganization(s) including its respective Reorganization Agreement(s). Assuming each Target Fund's shareholders approve the Reorganizations of the applicable Target Fund and the Acquiring Fund's shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.  The Acquiring Fund will continue to operate after the Reorganization(s) as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests.  The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares).  In the Reorganizations, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAV (not the market value) of each respective Fund's common shares.  The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

Each Board has reviewed data presented by the Investment Advisor and believes that the Reorganizations would result in a reduced Total Expense Ratio for the shareholders of BHD and DSU, as certain fixed administrative costs would be spread across the Combined Fund's larger asset base, and a slight increase in the Total Expense Ratio for shareholders of ARK based on projected expense information.  However, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations. To the extent that one of the Reorganizations is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund  or other potential benefits resulting from the Reorganizations may be reduced.

The Acquiring Fund pays the Investment Advisor a monthly management fee of 0.60% of the Acquiring Fund's average daily Managed Assets.

If either of the Reorganizations is approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.55% of the Combined Fund's average daily Managed Assets.

For the fiscal year ended August 31, 2012, BHD's Total Expense Ratio was 1.45%.  For the 12-month period ended February 28, 2013, BHD's Total Expense Ratios was 1.47%.  For the fiscal year ended February 28, 2013, the Total Expense Ratios of ARK and DSU were 1.27% and 1.41%, respectively.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHD and DSU of 0.20% and 0.14%, respectively, and a neutral impact to the Total Expense Ratio of ARK. Although ARK estimates that the completion of all of the Reorganizations would result in a neutral impact to its Total Expense Ratio on a historical basis for the 12-month period ended February 28, 2013, based on projected expense information, ARK shareholders are expected to experience a slight increase in its Total Expense Ratio, as a result of the Reorganizations.  There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations.

The Board of ARK believes that the potential benefits of the Reorganizations make its Reorganization in the best interest of ARK shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of NAV) on a pro forma basis compared to ARK, (ii) greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund's shareholders when purchasing or selling the Combined Fund’s common shares; (iv) improved premium/discount levels for the Combined Fund's common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See "Reasons for the Reorganization."  In addition, the Investment Advisor will bear all of the reorganization costs of ARK.

The table below shows the projected reduction in the Total Expense Ratio of each Fund on a historical and pro forma basis for (i) the Reorganizations of all the Funds, (ii) the Reorganization of only ARK and DSU and (iii) the Reorganization of only BHD and DSU, each for the 12-month period ended February 28, 2013.

	Pro Forma Combined Fund (All Funds)	Pro Forma Combined Fund (ARK & DSU)	Pro Forma Combined Fund (BHD & DSU)
Total Expense Ratios	1.27%	1.30%	1.29%
Change in ARK Total Expense Ratio	-	0.03%	-
Change in BHD Total Expense Ratio	(0.20)%	-	(0.18)%
Change in DSU Total Expense Ratio	(0.14)%	(0.11)%	(0.12)%

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Board Members, determined that participation in the Reorganizations is in the best interests of its Fund and its shareholders and that the interests of its shareholders will not be diluted with respect to the NAV of such Fund as a result of its Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to its proposed Reorganization(s).

The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board' deliberations. The Board of each Fund, including all of the Independent Board Members, approved its Reorganization at a meeting held on July 19, 2013.

Considering these and other reasons, the each Target Fund Board unanimously concluded that completion of its Reorganization is in the best interests of its Target Fund and its shareholders and that the interests of its shareholders of each Target Fund will not be diluted as a result of its Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization.  As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.  This determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. See "Reasons for the Reorganization."

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate, for the time being, as either a stand-alone Maryland corporation or a stand-alone Delaware statutory trust, as the case may be, and will continue to be advised by the Investment Advisor.  If, however, the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund. In the event the Acquiring Fund shareholders do not approve a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis.  An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the other Reorganization.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

Each Target Fund Board recommends that shareholders of its Target Fund approve such Target Fund's proposed Reorganization at the Special Meeting to be held on October 25, 2013 at 9:00 a.m. (Eastern time).

Shareholder approval of the ARK Reorganization requires the affirmative vote of a majority of the outstanding shares of ARK entitled to vote.

Shareholder approval of the BHD Reorganization requires the affirmative vote by BHD shareholders, voting as a single class, of a "majority of the outstanding voting securities" as defined under the 1940 Act (such a majority referred to herein as a "1940 Act Majority").  A 1940 Act Majority means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of each Target Fund with respect to each Reorganization, it is expected that the Closing Date will sometime during the fourth quarter of 2013, but it may be at a different time as described herein.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The ARK Board recommends that shareholders of ARK vote "FOR" ARK's proposed Reorganization.

The BHD Board recommends that shareholders of BHD vote "FOR" BHD's proposed Reorganization.

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

Investment Objectives

The Acquiring Fund's primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's or BBB or lower by Standard & Poor's) or unrated debt instruments which are in the judgment of the Investment Advisor of equivalent quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Acquiring Fund will seek capital appreciation.

Investment Policies

Up to 20% of the Acquiring Fund's total assets may be invested in Distressed Securities, which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody's and CC or lower by Standard & Poor's) or which, if unrated, are in the judgment of the Investment Advisor of equivalent quality.

Up to 20% of the Acquiring Fund's total assets may be invested in financial instruments  of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Acquiring Fund are domiciled in a country that is a member of the OECD. For these reasons, an investment in the Acquiring Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.  Up to 20% of the Acquiring Fund's total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. As a result of conversions of convertible securities or upon an exchange offer or bankruptcy plan of reorganization, a significant portion of the Acquiring Fund's total assets may be invested in common stock at certain points in time. Under normal market conditions, at least 65% of the Acquiring Fund's total assets will be invested in debt instruments. The Acquiring Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act). There can be no assurance that the investment objectives of the Acquiring Fund will be realized.

The Acquiring Fund's investment policies permit investment in the following asset classes which are described in greater detail below: (i) senior and subordinated Corporate Loans, both secured and unsecured, issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured; and (iii) convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and nonconvertible preferred stock. The debt securities and Corporate Loans in which the Acquiring Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or that adjust periodically at a margin above the CD rate or LIBOR.

Subject to other investment restrictions applicable to the Acquiring Fund, up to 10% of the Acquiring Fund's assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the 1940 Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Acquiring Fund's investment Advisor or (ii) money market instruments.

Under unusual market or economic conditions or for temporary or defensive or liquidity purposes, the Acquiring Fund may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposits, banker's acceptances, and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed-income securities deemed by the Investment Advisor to be consistent with a defensive posture. The yield on such securities may be lower than the yield on lower-rated fixed income securities.

Although the Acquiring Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody's and CC or below by Standard & Poor's) unless the Investment Advisor believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

The Acquiring Fund's investment philosophy is based on the belief that, under varying economic and market conditions, certain debt instruments will perform better than other debt instruments. The Acquiring Fund's fully managed approach puts maximum emphasis on the flexibility of the Investment Advisor to analyze various opportunities among debt instruments and to make judgments regarding which debt instruments provide, in the opinion of the Investment Advisor, the highest potential opportunity for current income and, secondarily, capital appreciation. This approach distinguishes the Acquiring Fund from other funds which often seek either capital growth or current income or are restricted to fixed rate securities or floating rate instruments. Consistent with this approach, when changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Acquiring Fund may purchase higher-rated securities if the Investment Advisor believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

Investment in the common stock of the Acquiring Fund offers the individual investor several potential benefits. First, the Acquiring Fund offers the opportunity to participate in a portfolio which may contain investments, such as Corporate Loans, that historically have been available mainly to institutional investors. In managing such a portfolio, the Investment Advisor provides professional management which includes the extensive credit analysis needed to invest in Corporate Loans, junk bonds and Distressed Securities. The Acquiring Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the Investment Advisor may seek to enhance the yield or capital appreciation of the Acquiring Fund's common stock by leveraging the Acquiring Fund's capital structure through the borrowing of money or the issuance of short-term debt securities or shares of preferred stock. The benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.

The Acquiring Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. Each of these portfolio strategies is described below. There can be no assurance that the Acquiring Fund will employ these strategies or that, if employed, they will be effective.

The Acquiring Fund may invest in, among other things, the types of instruments described below:

Corporate Loans

The Corporate Loans in which the Acquiring Fund may invest generally consist of direct obligations of a borrower ("Borrower") undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans may also include obligations of a Borrower issued in connection with a restructuring or a bankruptcy. A significant portion of the Corporate Loans in which the Acquiring Fund invests are highly leveraged loans, such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Acquiring Fund's investment and revolving credit facilities, which would require the Acquiring Fund to make additional investments in Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

The Acquiring Fund may invest in senior and subordinated Corporate Loans, both secured and unsecured. The Corporate Loans in which the Acquiring Fund invests may be senior debt obligations of the Borrower and may, in some instances, hold the most senior position in the capitalization structure of the Borrower (i.e. not subordinated to other debt obligations in right of payment). Corporate Loans which are senior debt obligations of the Borrower may be wholly or partially secured by collateral, or may be unsecured. However, even in the case of a secured Corporate Loan, upon an event of default the ability of a lender to have access to the collateral, if any, or otherwise recover its investment may be limited by bankruptcy and other insolvency laws. The value of the collateral may decline subsequent to the Acquiring Fund's investment in the Corporate Loan. Under certain circumstances, the collateral may be released with the consent of the syndicate of lenders and the lender which is administering the Corporate Loan on behalf of the syndicate ("Agent Bank") or pursuant to the terms of the underlying credit agreement with the Borrower. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Acquiring Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and possibly, its NAV.

In addition to senior and secured Corporate Loans, the Acquiring Fund may invest in Corporate Loans which are unsecured and subordinated. A Corporate Loan which is unsecured is not supported by any specific pledge of collateral and therefore constitutes only a general obligation of the Borrower. In addition to being unsecured, a Corporate Loan in which the Acquiring Fund may invest may be subordinate in right of payment to the senior debt obligations of the Borrower. Upon a liquidation or bankruptcy of the Borrower the senior debt obligations of the Borrower are often required to be paid in full before the subordinated debt holders are permitted to receive any distribution on behalf of their claim. Distributions, if any, to subordinated debt holders in such situations may consist in whole or in part in non-income producing securities, including common stock. Accordingly, following an event of default or liquidation or bankruptcy of a Borrower, there can be no assurance that the assets of the Borrower will be sufficient to satisfy the claims of unsecured and subordinated debt holders or that such debt holders will receive income producing debt securities in satisfaction of their claims. As a result, the Acquiring Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and possibly, its NAV.

Corporate Loans made in connection with highly leveraged transactions are subject to greater risks than other Corporate Loans in which the Acquiring Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower, and the potential assertion that the pledging of collateral, if any, to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans may also be less liquid than other Corporate Loans.

The rate of interest payable on floating or variable rate Corporate Loans is established as the sum of a base lending rate used by commercial lenders plus a specified margin. These base lending rates generally are the prime rate of a designated U.S. bank, LIBOR, the CD rate or another base lending rate used by commercial lenders. The interest rate on prime rate-based

Corporate Loans floats daily as the prime rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans in which the Acquiring Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Acquiring Fund's portfolio may be invested in Corporate Loans with longer interest rate reset periods or fixed interest rates which are generally more susceptible to interest rate risks in the event of fluctuations in prevailing interest rates.

The Acquiring Fund may receive and/or pay certain fees in connection with its investments in Corporate Loans. These fees are in addition to interest payments received and may include facility fees, commissions and prepayment penalty fees. When the Acquiring Fund buys a Corporate Loan it may receive a facility fee and when it sells a Corporate Loan it may pay a facility fee. In certain circumstances, the Acquiring Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan by a Borrower. These fees are intended to adjust the yield on such Corporate Loans. In connection with the acquisition of Corporate Loans, the Acquiring Fund may also acquire warrants and other debt or equity securities of the Borrower or its affiliates. The acquisition of such securities will only be incidental to the Acquiring Fund's purchase of an interest in a Corporate Loan.

In making an investment in a Corporate Loan, the Investment Advisor will consider factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan. Such factors include financial ratios of the Borrower such as pre-tax interest coverage, leverage ratios, and the ratios of cash flows to total debts and the ratio of tangible assets to debt. In its analysis of these factors, the Investment Advisor also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Investment Advisor's assessments of the general quality of the Borrower.

A Borrower also may be required to comply with various restrictive covenants contained in any loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a Corporate Loan Agreement may contain a covenant requiring the Borrower to prepay the Corporate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration, i.e., the Agent Bank has the right to call the outstanding Corporate Loan, generally at the request of the lending syndicate.

The Acquiring Fund has no restrictions on portfolio maturity. However, such Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loans from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy.

Loans to non-U.S. Borrowers or to U.S. Borrowers with significant non-dollar denominated revenues may provide for conversion of all or part of the loan from a dollar-denominated obligation into a foreign currency obligation at the option of the Borrower.

Participation Interests

Corporate Loans in which the Acquiring Fund may invest are typically originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which acts as Agent Bank. Co-Lenders may sell Corporate Loans to third parties called "Participants." The Acquiring Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest in the Corporate Loan from a Co-Lender or a Participant. Co- Lenders and Participants interposed between the Acquiring Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

The Acquiring Fund may invest in a Corporate Loan at origination as a Co-Lender or by purchasing a Corporate Loan from an Intermediate Participant by means of a novation, an assignment or a participation. In a novation, the Acquiring Fund would assume all of the rights of the Intermediate Participant in a Corporate Loan, including the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as lender directly against the

Borrower and would assume all of the obligations of the Intermediate Participant, including any obligation to make future advances to the Borrower. As a result, therefore, the Acquiring Fund would have the status of a Co-Lender. As an alternative, the Acquiring Fund may purchase an assignment of all or a portion of an Intermediate Participant's interest in a Corporate Loan, in which case the Acquiring Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the Borrower, but would otherwise be entitled to all of such lender's rights in the Corporate Loan. The Acquiring Fund also may purchase a participation in a portion of the rights of an Intermediate Participant in a Corporate Loan by means of a participation agreement with such Intermediate Participant. A participation in the rights of an Intermediate Participant is similar to an assignment in that the Intermediate Participant transfers to the Acquiring Fund all or a portion of an interest in a Corporate Loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Acquiring Fund and the Borrower. In such a case, the Acquiring Fund would be required to rely on the Intermediate Participant that sold the participation not only for the enforcement of the Acquiring Fund's rights against the Borrower but also for the receipt and processing of payments due to the Acquiring Fund under the Corporate Loan. The Acquiring Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structurer with respect to a Corporate Loan.

Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event that the Borrower fails to pay principal and interest when due, the Acquiring Fund may be subject to delay, expense and risks that are greater than those that would be involved if the Acquiring Fund could enforce its rights directly against the Borrower. Moreover, under the terms of the participation, the Acquiring Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Acquiring Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as result of improper conduct by the Agent Bank or Intermediate Participant.

Because the Acquiring Fund will regard the issuer of a Corporate Loan as including the Borrower under a Corporate Loan Agreement, the Agent Bank and any Intermediate Participant, the Acquiring Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Acquiring Fund is subject to certain risks associated with such  institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the profitability of these institutions is largely dependent on the availability and cost of capital funds. In addition, general economic conditions are important to the operation of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulations. Individual companies may be exposed to material risks, including reserve inadequacy.

In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all investors which are parties to the Corporate Loan Agreement. The Acquiring Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Acquiring Fund will rely on the Agent Bank to enforce appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and it is obliged to use only the same care it would use in the management of its own property. For these services the Borrower compensates the Agent Bank. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Acquiring Fund are determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Acquiring Fund might incur certain costs and delays in realizing payment on a Corporate Loan, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described above.

Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The

Acquiring Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in liquid instruments. The Acquiring Fund will not invest in Corporate Loans that would require the Acquiring Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Acquiring Fund's total assets or would cause the Acquiring Fund to fail to meet the diversification requirements described above.

High-Yield Securities

The Acquiring Fund may invest in high-yield corporate debt securities, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by Standard & Poor's), or in unrated securities considered by the Investment Advisor to be of comparable quality. Securities rated below Baa by Moody's or below BBB by Standard & Poor's, and unrated securities of comparable quality, are commonly known as "junk bonds." See Appendix--"Description of Corporate Bond Ratings" for additional information concerning rating categories.

Although high-yield securities can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. As described under "Risk Factors and Special Considerations," economic conditions and interest rate levels may impact significantly the values of high-yield securities. In addition, high-yield securities are often unsecured and subordinated obligations of the issuer. Accordingly, following an event of default or liquidation or bankruptcy of the issuer, the Acquiring Fund might not receive payments to which it is entitled, or may receive distributions of non-income producing securities, including common stock, and thereby may experience a decline in the value of its investment and possibly its NAV.

Selection and supervision of high-yield securities by the Investment Advisor involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Advisor's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the Investment Advisor considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Advisor performs its own independent credit analysis of issuers and, consequently, the Acquiring Fund may invest, without limit, in unrated securities. As a result, the Acquiring Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Advisor's own credit analysis than investment companies which invest in higher-rated securities. Although the Acquiring Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody's and CC or below by Standard & Poor's) unless the Investment Advisor believes that the financial condition of the issuers or the protection afforded to the particular securities is stronger than would otherwise be indicated by such ratings. Securities which subsequently are downgraded may continue to be held by the Acquiring Fund and will be sold only if, in the judgment of the Investment Advisor, it is advantageous to do so.

In connection with its investments in corporate debt securities, or restructuring of investments owned by the Acquiring Fund, the Acquiring Fund may receive warrants or other non-income producing debt or equity securities. The Acquiring Fund may retain such securities until the Investment Advisor determines it is appropriate in light of current market conditions to effect a disposition of such securities.

When changing economic and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Acquiring Fund may purchase higher-rated securities if the Investment Advisor believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

Distressed Securities

The Acquiring Fund may invest up to 20% of its total assets in Distressed Securities. Distressed Securities are high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Acquiring Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by Standard & Poor's) or which, if unrated, are in the judgment of the Investment Advisor of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Acquiring Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Acquiring Fund's ability to achieve current income for its shareholders may be diminished. The Acquiring Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied; e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Acquiring Fund, there can be no assurance that the securities or other assets received by the Acquiring Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Acquiring Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Acquiring Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Acquiring Fund may be restricted from disposing of such securities.

Convertible Securities and Preferred Stock

A convertible security is a bond, debenture, note or preferred stock that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

The Acquiring Fund may invest in non-convertible preferred stock which generally entitles the holders to receive a dividend payment. Holders of preferred stock have a claim on the assets of the issuer prior to the common stockholders but subordinate to the creditors and holders of debt instruments of the same issuer. Preferred stock may be subject to redemption at the option of the issuer at a price established in the preferred stock governing instrument.

Illiquid Securities

Corporate Loans, junk bonds, and other securities held by the Acquiring Fund may not be readily marketable and may be subject to restrictions on resale. Although Corporate Loans are transferred among certain financial institutions, as described above, the Corporate Loans in which the Acquiring Fund invests may not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans becomes more seasoned, the Investment Advisor expects that liquidity will improve. The Acquiring Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale.

OTHER INVESTMENT POLICIES

The Acquiring Fund has adopted certain other policies as set forth below:

Leverage

At times, the Acquiring Fund expects to utilize leverage through borrowings, including the issuance of short-term debt securities, or the issuance of shares of preferred stock. Under current market conditions, the Acquiring Fund intends to utilize leverage in an amount equal to approximately 33⅓% of its total assets (including the amount obtained from leverage). The Acquiring Fund will generally not utilize leverage if it anticipates that the Acquiring Fund's leveraged capital structure would result in a lower return to holders of the common stock than that obtainable if the common stock were unleveraged for any significant amount of time. The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Acquiring Fund securities. The Acquiring Fund at times may borrow from affiliates of the Investment Advisor, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under "Investment Advisory and Management Arrangements," the fee paid to the Investment Advisor will be calculated on the basis of the Acquiring Fund's assets including proceeds from borrowings for leverage and the issuance of preferred stock. The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates which normally will be lower than the return earned by the Acquiring Fund on its longer term portfolio investments. Since the total assets of the Acquiring Fund (including the assets obtained from leverage) will be invested in higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and the cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise, the common stock NAV will reflect the decline in the value of portfolio holdings resulting therefrom. Leverage creates risks for the holders of common stock, including the likelihood of greater volatility of NAV and market price of shares of the common stock, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to the holders of common stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Acquiring Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Acquiring Fund will be less than if leverage had not been used, and therefore the amount available to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Advisor in its best judgment may nevertheless determine to maintain the Acquiring Fund's leveraged position if it expects that the benefits to the Acquiring Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the income and appreciation on the assets purchased. The Acquiring Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred stock involves offering expenses and other costs and may limit the Acquiring Fund's freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of preferred stock having priority over the Acquiring Fund's common stock create an opportunity for greater return per share of common stock, but at the same time such borrowing or issuance of preferred stock is a speculative technique in that it will increase the Acquiring Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Acquiring Fund compared with what it would have been without leverage. Certain types of borrowings may result in the Acquiring Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the short-term corporate debt securities or preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Acquiring Fund's portfolio in accordance with the Acquiring Fund's investment objectives and policies.

Under the 1940 Act, the Acquiring Fund is not permitted to incur indebtedness unless immediately after such incurrence the Acquiring Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33⅓% of the Acquiring Fund's total assets). Additionally, under the 1940 Act the Acquiring Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Acquiring Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Acquiring Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the NAV of the Acquiring Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Acquiring Fund's total assets). In addition, the Acquiring Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the NAV of the Acquiring Fund's portfolio (determined after deducting the amount of such dividend or distribution) is a least 200% of such liquidation value. In the event shares of preferred stock are issued, the Acquiring Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 300%.

The Acquiring Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Advisor's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage by borrowings in the amount of approximately 30% of the Acquiring Fund's total assets, and an annual interest rate of 0.95% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Acquiring Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 0.28%.

The following table is designed to illustrate the effect on the return to a holder of the Acquiring Fund's common stock of the leverage obtained by borrowings in the amount of approximately 30% of the Acquiring Fund's total assets, assuming hypothetical annual returns of the Acquiring Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0	5%	10%
Corresponding Common Stock Return	(14.69)%	(7.55)%	(0.41)%	6.74%	13.88%

Until the Acquiring Fund borrows or issues shares of preferred stock, the Acquiring Fund's common stock will not be leveraged, and the risks and special considerations related to leverage described in this Joint Proxy Statement/Prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Acquiring Fund's investment objectives and policies.

Interest Rate Transactions

In order to hedge the value of the Acquiring Fund's portfolio against interest rate fluctuations or to enhance the Acquiring Fund's income the Acquiring Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Acquiring Fund may also invest in interest rate swaps to enhance income or increase the Acquiring Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

In an interest rate swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Acquiring Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Acquiring Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Acquiring Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Acquiring Fund from a reduction in yield due to falling interest rates and may permit the Acquiring Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Acquiring Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Acquiring Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Acquiring Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund's obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund's obligations will be maintained in a segregated account by the Acquiring Fund's custodian.

The Acquiring Fund may also engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Acquiring Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Acquiring Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Acquiring Fund.

Typically, the parties with which the Acquiring Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Acquiring Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Material Federal Income Tax Consequences Of The Reorganizations."

Foreign Currency Swaps

Although the Acquiring Fund has no current intention to do so, the Acquiring Fund may enter into foreign currency swaps in order to hedge non-U.S. dollar denominated portfolio investments.

Foreign currency swaps involve the exchange by the lenders, including the Acquiring Fund, with another party (the "counterparty") of the right to receive the currency in which the loan is denominated for the right to receive dollars. The Acquiring Fund will generally enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade; i.e., rated BBB or A-3 or higher by Standard & Poor's, Baa or B3 or higher by Moody's, BBB or F4 or higher by Fitch IBCA, Inc., or are determined to be of comparable quality in the judgment of the Investment Advisor. The amounts of dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Acquiring Fund from fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of dollars. If there is a default by the counterparty the Acquiring Fund will have contractual remedies pursuant to the swap arrangement. However, the dollar value of the Acquiring Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Acquiring Fund is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan, the Acquiring Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or liquid instruments having an aggregate NAV at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Acquiring Fund's custodian.

Options on Portfolio Securities

Call Options on Portfolio Securities. The Acquiring Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Acquiring Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Acquiring Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Acquiring Fund, in return for a premium, gives another party a right to buy specified securities owned by the Acquiring Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Acquiring Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Acquiring

Fund's ability to sell the underlying security will be limited while the option is in effect unless the Acquiring Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Acquiring Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining. The Acquiring Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Put Options on Portfolio Securities. The Acquiring Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option, the Acquiring Fund has a right to sell the underlying security at the exercise price, thus limiting the Acquiring Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Acquiring Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Acquiring Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Acquiring Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Acquiring Fund will receive a premium for writing a put option, which increases the Acquiring Fund's return. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. The Acquiring Fund may purchase and sell put options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

Financial Futures and Options Thereon

The Acquiring Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities and interest rates or to enhance the Acquiring Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC"). Transactions by the Acquiring Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

The Acquiring Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Acquiring Fund will fall, thus reducing the NAV of the Acquiring Fund. However, as interest rates rise, the value of the Acquiring Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund's investments which are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Acquiring Fund would have incurred had the Acquiring Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Acquiring Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Acquiring Fund will purchase securities upon termination of the futures contract.

The Acquiring Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Acquiring Fund enters into futures transactions. The Acquiring Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Acquiring Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Acquiring Fund intends to purchase.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Acquiring Fund being deemed a "commodity pool," as defined under such regulations, provided that the Acquiring Fund adheres to certain restrictions. In particular, the Acquiring Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Acquiring Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Acquiring Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be deposited in a segregated account with the Acquiring Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

An order has been obtained from the SEC which exempts the Acquiring Fund from certain provisions of the 1940 Act in connection with transactions involving futures contracts and options thereon.

 Restrictions on OTC Options. The Acquiring Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures Transactions

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Investment Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Acquiring Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Acquiring Fund continues to be obligated to make payments to the other party to the swap, the Acquiring Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Acquiring Fund's risk of loss consists of the net amount of interest payments that the Acquiring Fund contractually is entitled to receive. In the case of a purchase by the Acquiring Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Advisor expects to achieve an acceptable degree of correlation between the Acquiring Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Acquiring Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Acquiring Fund's use of futures and options thereon since it will generally use such instruments as a so called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Acquiring Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Acquiring Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Acquiring Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in an option, a futures contract or an option related to a futures contract.

Other Investment Strategies

Repurchase Agreements. The Acquiring Fund may enter into repurchase agreements with respect to its permitted investments with financial institutions that (i) have, in the opinion of the Investment Advisor, substantial capital relative to the Acquiring Fund's exposure, or (ii) have provided the Acquiring Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement the Acquiring Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Acquiring Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Investment Advisor must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Acquiring Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Acquiring Fund purchases may have declined, the Acquiring Fund could experience a loss.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations" and "Other Investment Policies--Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash or liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Acquiring Fund; however, under circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund's obligation to repurchase the securities, and the Acquiring Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Portfolio Securities. The Acquiring Fund may from time to time lend securities from its portfolio, with a value not exceeding 33⅓% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Acquiring Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Acquiring Fund. Alternatively, if securities are delivered to the Acquiring Fund as collateral, the Acquiring Fund and the borrower negotiate a rate for the loan premium to be received by the Acquiring Fund for lending its portfolio securities. In either event, the total yield on the Acquiring Fund's portfolio is increased by loans of its portfolio securities. The Acquiring Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Acquiring Fund may pay reasonable finders, administrative and custodial fees in connection with such loans.

When-Issued and Forward Commitment Securities. The Acquiring Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered, and the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have substantially similar (but not identical) investment objectives, investment strategies and restrictions. A comparison of the Funds' investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth in the table below. The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.

ARK	BHD	DSU
Investment Objective

The Fund’s investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.
Investment Objective The Fund’s investment objective is to provide total return through high current income and capital appreciation.
Investment Objective

The Fund’s primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality.

The Fund’s secondary objective is to provide capital appreciation.

Distressed Securities

Senior Debt investments of the Fund may be rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality are commonly known as "junk bonds."

The Fund will not invest in securities in the lowest rating categories (Caa or below for Moody's and CCC or below for S&P). Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of FAM, it is advantageous to do so.

Distressed Securities

Under normal market conditions, between 75% and 35% of its total managed assets will be invested in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other Rating Agencies or in unrated securities determined by BlackRock to be of comparable quality.

Distressed Securities

Up to 20% of the Fund's total assets may be invested in Distressed Securities, which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Adviser of equivalent quality.

Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody's and CC or below by S&P) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

ARK	BHD	DSU
Non-U.S. Securities

The Fund may invest in Senior Debt issued by non-U.S. companies, provided that the debt instruments are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and the company meets the credit standards established by the 1940 Act for U.S. companies.

Non-U.S. Securities

The Fund may invest up to 20% of its total managed assets in Foreign Securities, which may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in foreign currencies or multinational currency units.  The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their debt pursuant to the Brady Plan, which are viewed as speculative investments.

Under normal market conditions, the Fund will not hold any Foreign Securities of emerging market issuers, and, in the event the Fund decides to hold any such Foreign Securities of emerging market issuers, such securities will not comprise more than 10% of the Fund's total managed assets.

Non-U.S. Securities

Up to 20% of the Fund's total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the OECD.

Convertible Debt Instruments and Preferred Stock No Stated Policy	Convertible Debt Instruments and Preferred Stock No Stated Policy
Convertible Debt Instruments and Preferred Stock

Up to 20% of the Fund's total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock.

Debt Instruments

The fund  may invest up to 35% of its total assets in debt obligations of companies which do not constitute senior debt obligations but which otherwise meet the credit standards and criteria established by the Investment Adviser for investments in Senior Debt.
Debt Instruments No Stated Policy
Debt Instruments

Under normal market conditions, at least 65% of the Fund's total assets will be invested in debt instruments.

Up to 10% of the Fund's assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the 1940 Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Fund's Investment Adviser or (ii) money market instruments.

Defensive Measures Same as DSU	Defensive Measures The Fund may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing	Defensive Measures Under unusual market or economic conditions or for temporary or defensive or liquidity purposes, the Fund may invest up to 100% of its assets in

ARK	BHD	DSU

the Fund's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Fund's assets in higher-quality debt securities or US government obligations and high-quality, short-term debt securities.

securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposits, banker's acceptances, and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture.

Leverage

Under current market conditions, the Fund intends to utilize leverage in an amount equal to approximately 20% of its total assets (including the amount obtained from leverage).

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities.
Leverage Same as DSU
Leverage

Under current market conditions, the Fund intends to utilize leverage in an amount equal to approximately 33⅓% of its total assets (including the amount obtained from leverage).

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Repurchase Agreements

The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities.
Repurchase Agreements No Stated Policy
Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its permitted investments with financial institutions that (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement.

Reverse Repurchase Agreements No Stated Policy	Reverse Repurchase Agreements Same as DSU	Reverse Repurchase Agreements The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.
Securities Lending Same as DSU	Securities Lending The Fund may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets.
Securities Lending

The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33⅓% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

ARK	BHD	DSU
When-Issued and Forward Commitment Securities Same as DSU	When-Issued and Forward Commitment Securities Same as DSU
When-Issued and Forward Commitment Securities

The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

Other Investment Companies The fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.
Other Investment Companies

The Fund may invest up to 10% of its total managed assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Fund may invest directly.
Other Investment Companies No Stated Policy
Bank Loans No Stated Policy
Bank Loans

The Fund may invest in bank loans denominated in US and foreign currencies that are originated, negotiated and structured by a syndicate of lenders consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate.
Bank Loans No Stated Policy
Corporate Loans The Fund may invest in Senior Debt consisting of corporate loans made by banks and other financial institutions to corporations, partnerships, or trusts.	Corporate Loans No Stated Policy	Corporate Loans No Stated Policy
Illiquid Securities Same as DSU
Illiquid Securities

When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer.

The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
Illiquid Securities The Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale.
Mortgage-Related Securities No Stated Policy	Mortgage-Related Securities The Fund may invest in residential and commercial mortgage-related securities	Mortgage-Related Securities No Stated Policy

ARK	BHD	DSU
issued by governmental entities and private issuers, including subordinated mortgage-related securities.
Options Same as DSU	Options No Stated Policy
Options

The Fund may purchase call options on any of the types of securities in which it may invest. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is authorized to engage in options on its futures contracts either as a hedge against adverse change in the market value of its portfolio securities and interest rates or to enhance the Fund's income.

Interest Rate Transactions Same as DSU
Interest Rate Transactions

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for hedging and risk management purposes and not as a speculative investment.

Interest Rate Transactions

In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

Futures Same as DSU
Futures

In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements.
Futures The Fund is authorized to engage in transactions in financial futures contracts.
Short Sales No Stated Policy
Short Sales

The Fund may make short sales of bonds. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its
Short Sales No Stated Policy

ARK	BHD	DSU
total managed assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

Leverage

Each Fund may utilize leverage by borrowing through the Credit Facility or through entering into reverse repurchase agreements.  As of May 31, 2013, the Funds had an aggregate Economic Leverage Ratio from reverse repurchase agreements and/or borrowings through the Credit Facility as follows:

Ticker	Economic Leverage Ratio
ARK	29.65%
BHD	24.70%
DSU	31.23%

The Combined Fund's Economic Leverage Ratio is expected to be substantially similar to the Acquiring Fund's current Economic Leverage Ratio.

Each Fund is currently a party to a senior committed secured, 360-day rolling credit facility (the “Credit Facility”) with State Street Bank and Trust Company ("State Street"). Each Fund has granted a security interest in substantially all of its assets to State Street in connection with the Credit Facility.

The Credit Facility currently allows for the following maximum commitment amounts:

Ticker	Commitment Amounts
ARK	$122,000,000
BHD	$52,000,000
DSU	$231,000,000

Advances are made by State Street to a Fund, at the Fund's option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.  In addition, each Fund pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived with respect to a Fund if such Fund meets certain conditions.  A Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the fiscal year ended August 31, 2012, the daily weighted average interest rate for BHD under the Credit Facility was 0.94%.  For the 12-month period ended February 28, 2013, the daily weighted average interest rate for BHD under the Credit Facility was 0.94%.  For the fiscal year ended February 28, 2013, the daily weighted average interest rates for ARK and DSU under the Credit Facility were both approximately 0.94%.

As of May 31, 2013, the daily weighted average interest rates for the Funds with loans under the Credit Facility were as follows:

Ticker	Daily Weighted Average Interest Rates
ARK	0.95%
BHD	0.94%
DSU	0.95%

In connection with the Reorganizations, the Combined Fund expects to amend the Credit Facility to increase the maximum commitment amount to maintain an Economic Leverage Ratio substantially similar to the Acquiring Fund's current Economic Leverage Ratio.  If all of the Reorganizations are consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to $405,000,000. However, there can be no assurance the Combined Fund will increase the maximum commitment amount under the Credit Facility. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain an Economic Leverage Ratio that is substantially similar to the Acquiring Fund's current Economic Leverage Ratio or reduce the Combined Fund's economic leverage.  In either case, the Combined Fund may not be able to maintain the current earnings and distribution yields of the Acquiring Fund, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund's portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

Investment Restrictions

The Funds have the similar (but not identical) investment restrictions. A comparison of the Funds' investment restrictions is set forth in the table below. The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

ARK	BHD	DSU
Diversification No Stated Policy	Diversification No Stated Policy	Diversification The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.*
Control or Management Same as DSU*
Control or Management

The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder or otherwise exercise its rights in accordance with the terms of the securities in accordance with its views.*
Control or Management The Fund may not make investments for the purpose of exercising control or management.*
Commodities and Real Estate Same as DSU*
Commodities and Real Estate

The Fund may not purchase commodities or commodity contracts, except that the Fund may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions.*

The Fund may not purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, except that the Fund may purchase and sell securities that are secured by, or issued by companies that

Commodities and Real Estate

The Fund may not  purchase or sell real estate, commodities or commodity contracts, provided that, the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.*

 * A fundamental investment restriction.

ARK	BHD	DSU
invest or deal in, real estate, oil, gas or other minerals, or interests therein.*
Senior Securities and Borrowings Same as DSU*	Senior Securities and Borrowings Same as DSU*	Senior Securities and Borrowings The Fund may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.*
Underwriting Same as DSU*	Underwriting Same as DSU*
Underwriting

The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.*

Lending Same as DSU*
Lending

The Fund may not make loans to others, except through the purchase of debt obligations (including Bank Loans) and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board of Trustees.*

Lending

The Fund may not make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing Corporate Loans, as a Co-Lender or otherwise, and other debt instruments and entering into repurchase agreements in accordance with its investment objectives, polices and limitations and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33⅓% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in its prospectus.*

Industry Concentration Same as DSU*
Industry Concentration

The Fund may not purchase any security if as a result 25% or more of the total assets of the Fund would be invested in the securities of issuers having their principal business activities in the same industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.*

The Fund may not with respect to 75% of its total managed assets, invest more than 5% of the value of its total managed assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.*

Industry Concentration

The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided further that to the extent that the Fund invests in Corporate Loans the Fund may invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant.*

* A fundamental investment restriction.

ARK	BHD	DSU
Investments in Investment Companies

The Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.*
	Investments in Investment Companies Same as DSU*	Investments in Investment Companies The Fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.
Mortgage, Pledge, Hypothecate Property

The fund may not pledge its assets other than to secure issuances of senior securities or in connection with hedging transactions, when issued and forward-commitment transactions and similar investment strategies*

The Fund may not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with hedging techniques involving interest rate transactions, foreign currency swap transactions relating to non-U.S. dollar denominated loans and permitted borrowings by the Fund.

Mortgage, Pledge, Hypothecate Property

The Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars and floors.*

Mortgage, Pledge, Hypothecate Property

The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings permitted by Section 18 of the 1940 Act or applicable law, or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

Margin The Fund may not purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.*	Margin No Stated Policy
Margin

The Fund may not purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

* A fundamental investment restriction.

ARK	BHD	DSU
Short Sales The Fund may not make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except as described in its prospectus.*
Short Sales

The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total managed assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Short Sales

The Fund may not make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write purchase and sell options and futures on portfolio securities and related indices or otherwise in connection with bona fide hedging activities.

* A fundamental investment restriction.

Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.

MANAGEMENT OF THE FUNDS

The Board

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Board Members, a brief biography for each Board Member and additional information relating to the Board are included in the Statement of Additional Information.

The Advisors

BlackRock Advisors, LLC acts as the investment advisor for each Fund.

ARK pays the Investment Advisor a monthly management fee of 0.50% based on the Fund's average daily Managed Assets.

BHD pays the Investment Advisor a monthly management fee of 0.75% based on the Fund's average weekly Managed Assets.

DSU pays the Investment Advisor a monthly management fee of 0.60% based on the Fund's average daily Managed Assets. "Managed Assets" means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly management fee of 0.55% based on the Combined Fund's average daily Managed Assets.

BlackRock Financial Management, Inc. (the "Sub-Adviser", and together with the Investment Advisor, the "Advisors") acts as the sub-advisor for each Fund.  The Investment Advisor and each of the Funds have entered into separate sub-advisory agreements under which the Investment Advisor pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Investment Advisor.

A discussion regarding the basis for the approval of the Investment Management Agreement and the Sub-Investment Advisory Agreement by the Board of each Fund is provided in such Fund's Form N-CSR for such Fund's most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor is located at 55 East 52nd Street, New York, New York 10055 and each are wholly owned subsidiaries of BlackRock.  BlackRock is one of the world's largest publicly-traded investment management firms and has over 20 years of experience managing closed-end products.  As of March 31, 2013, BlackRock's assets under management were approximately $3.936 trillion, including approximately $47.8 billion in exchange-listed active funds and approximately $269.8 million in non-exchange-listed closed-end funds.

BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®.  Headquartered in New York City, as of March 31, 2013, the firm has approximately 10,600 employees in 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

The Investment Advisor serves as the investment advisor for each of the Funds and is expected to continue to serve as investment advisor for the Combined Fund.

ARK and DSU are managed by a team of investment professionals comprised of Leland T. Hart, Managing Director at BlackRock, James E. Keenan, Managing Director at BlackRock, and C. Adrian Marshall, Managing Director at BlackRock.

BHD is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Jeffrey Cucunato, Managing Director at BlackRock, and Derek Schoenhofen, Director at BlackRock.

Messers. Keenan, Hart, Marshall and Schoenhofen are members of BlackRock's Leveraged Finance Team. Mr. Cucunato is a member of the BlackRock Corporate Credit team and PM on the Credit Allocation Income Trust.  Each member of the team is jointly responsible for the day-to-day management of its Fund's portfolio, which includes setting its Fund's overall investment strategy, overseeing the management of its Fund and/or selection of its investments. Mr. Keenan has been a member of ARK’s and DSU’s portfolio management team since 2009 and BHD’s portfolio management team since 2007.  Messrs. Hart and Marshall have been members of ARK's and DSU's portfolio management team since 2009.  Messrs. Cucunato and Schoenhofen have been members of BHD's portfolio management team since 2009.

After the Reorganizations, it is expected that Messers. Hart, Keenan and Marshall will comprise the team of investment professionals for DSU.

Portfolio Manager	Biography
Leland Hart
Managing Director of BlackRock since 2009; Partner of R3 Capital Partners ("R3") in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.

James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.
Jeffrey Cucunato	Managing Director of BlackRock since 2005.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Advisors may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Advisors, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Legal Proceedings1

None.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Investment Advisor	BlackRock Advisors, LLC
Sub-Advisor	BlackRock Financial Management, Inc.
Custodian	State Street Bank and Trust Company* The Bank of New York Mellon**
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

*	Custodian only for BHD

**	Custodian only for ARK and DSU

All securities owned by BHD and all cash, including proceeds from the sale of securities in BHD's investment portfolio, are held by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, as custodian. All securities owned by ARK and DSU and all cash, including proceeds from the sale of securities in each of ARK's and DSU's investment portfolio, are held by The Bank of New York Mellon, One Wall Street, New York, New York 10286, as custodian. Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund's transfer agent with respect to each Fund's common shares.

In connection with the Reorganizations, the Acquiring Fund expects to change its custodian from The Bank of New York Mellon to State Street Bank and Trust Company.  Other than the change in custodian, it is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above.  As a result of the Reorganizations, the service providers to the Acquiring Fund after taking into account the change in custodian are anticipated to be the service providers to the Combined Fund.

1 NTD: BlackRock to confirm.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of February 28, 2013 and (ii) the pro forma capitalization of the Combined Fund as if (a) the proposed Reorganizations of all of the Funds had occurred on February 28, 2013, which represents the most likely combination of the Reorganizations, (b) the proposed Reorganization of only ARK into DSU had occurred on February 28, 2013 and (c) the proposed Reorganizations of BHD into DSU had occurred on February 28, 2013.

Capitalization as of February 28, 2013 (Unaudited)

Reorganization of All the Funds

	DSU	ARK	BHD	Adjustments		Pro Forma Combined Fund (All Funds)
Net assets (a)	$474,953,005	$247,123,874	$104,306,254	$(945,000	) (b)	$825,438,133
Common Shares outstanding	108,362,126	56,852,901	7,065,121	16,284,539	(c)	188,564,687
NAV	$4.38	$4.35	$14.76			$4.38

(a) Based on the number of outstanding shares of common stock listed in "Outstanding shares of common stock" table below.
(b) Reflects non-recurring aggregate estimated reorganization expenses of $945,000 of which $345,000 was attributable to BHD and $600,000 was attributable to DSU. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Board have approved, that BHD and DSU be responsible for its own Reorganization expenses. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

(c) Reflects adjustments (399,448) negative for ARK shares of common stock and 16,683,987 for BHD shares of common stock due to differences in per share NAV.

Reorganization of only ARK into DSU

	DSU	ARK	Adjustments		Pro Forma Combined Fund (ARK and Acquiring Fund)
Net assets (a)	$474,953,005	$247,123,874	$(600,000	) (b)	$721,476,879
Common Shares outstanding	108,362,126	56,852,901	(399,448	) (c)	164,815,579
NAV	$4.38	$4.35			$4.38

(a) Based on the number of outstanding shares of common stock listed in "Outstanding shares of common stock" table below.
(b) Reflects non-recurring aggregate estimated reorganization expenses of $600,000 attributable to DSU. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in the Reorganization outweigh the costs associated with the Reorganization, the Investment Advisor recommended, and the Board have approved, that DSU be responsible for its own Reorganization expenses. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

(c) Reflects adjustments due to differences in per share NAV.

Reorganization of only BHD into DSU

	DSU	BHD	Adjustments		Pro Forma Combined Fund (BHD and Acquiring Fund)
Net assets (a)	$474,953,005	$104,306,254	$(945,000	) (b)	$578,314,259
Common Shares outstanding	108,362,126	7,065,121	16,683,987	(c)	132,111,234
NAV	$4.38	$14.76			$4.38

(a) Based on the number of outstanding shares of common stock listed in "Outstanding shares of common stock" table below.
(b) Reflects non-recurring aggregate estimated reorganization expenses of $945,000 of which $345,000 was attributable to BHD and $600,000 was attributable to DSU, respectively. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in the Reorganization outweigh the costs associated with the Reorganization, the Investment Advisor recommended, and the Board have approved, that each Fund be responsible for its own Reorganization expenses. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

(c) Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each Fund are entitled to share equally in dividends declared by such Fund's Board as payable to holders of the Fund's common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund's charter.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of May 31, 2013

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
ARK	Common Shares	200,000,000	None	56,886,649
BHD	Common Shares	Unlimited	None	7,065,615
DSU	Common Shares	200,000,000	None	108,422,139

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund's two most recent fiscal years and each full quarter since the beginning of each Fund's current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

ARK	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

May 31, 2013	$4.76	$4.32	$4.47	$4.35	7.69%	(1.37)%
February 28, 2013	$4.57	$4.20	$4.37	$4.27	5.79%	(2.10)%
November 30, 2012	$4.51	$3.99	$4.29	$4.22	5.63%	(5.67)%
August 31, 2012	$4.43	$4.03	$4.22	$4.03	4.98%	(0.74)%
May 31, 2012	$4.20	$4.00	$4.18	$4.07	1.47%	(2.20)%
February 29, 2012	$4.10	$3.74	$4.15	$4.00	(0.97)%	(6.97)%
November 30, 2011	$3.92	$3.53	$4.10	$3.86	(3.70)%	(9.46)%
August 31, 2011	$4.25	$3.47	$4.24	$3.90	0.48%	(13.47)%
May 31, 2011	$4.25	$4.05	$4.27	$4.18	0.71%	(3.80)%
February 28, 2011	$4.23	$3.76	$4.22	$4.08	0.95%	(8.29)%
November 30, 2010	$4.05	$3.82	$4.15	$3.99	0.00%	(6.83)%
August 31, 2010	$4.02	$3.76	$4.01	$3.87	0.50%	(4.06)%
May 31, 2010	$4.48	$3.67	$4.09	$3.90	13.13%	(8.93)%
February 28, 2010	$3.95	$3.40	$3.93	$3.78	1.02%	(10.29)%

BHD	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

May 31, 2013	$15.19	$13.93	$15.08	$14.67	2.77%	(5.04)%
February 28, 2013	$16.01	$14.58	$14.89	$14.65	8.44%	(0.61)%
November 30, 2012	$15.34	$13.69	$14.68	$14.42	4.92%	(5.13)%
August 31, 2012	$14.67	$13.82	$14.41	$13.77	3.57%	(0.14)%
May 31, 2012	$14.78	$13.70	$14.26	$13.86	5.19%	(2.63)%
February 29, 2012	$13.87	$12.97	$14.21	$13.33	(1.26)%	(4.90)%
November 30, 2011	$13.41	$11.91	$13.76	$12.72	(0.98)%	(6.37)%
August 31, 2011	$13.59	$12.04	$14.30	$13.21	(2.39)%	(11.54)%
May 31, 2011	$13.50	$12.75	$14.40	$14.00	(5.46)%	(9.20)%
February 28, 2011	$13.10	$12.24	$14.16	$13.73	(5.79)%	(11.05)%
November 30, 2010	$13.47	$12.64	$14.23	$13.58	(1.68)%	(9.33)%
August 31, 2010	$13.38	$12.25	$13.66	$13.01	(1.26)%	(6.70)%
May 31, 2010	$13.13	$11.88	$13.61	$13.04	(3.25)%	(10.60)%
February 28, 2010	$12.39	$11.85	$13.19	$12.76	(5.44)%	(9.17)%

DSU	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

May 31, 2013	$4.65	$4.33	$4.51	$4.39	3.15%	(2.26)%
February 28, 2013	$4.59	$4.18	$4.39	$4.27	5.03%	(2.79)%
November 30, 2012	$4.59	$4.05	$4.28	$4.19	8.00%	(4.26)%
August 31, 2012	$4.38	$4.01	$4.19	$4.00	5.07%	(0.25)%
May 31, 2012	$4.25	$4.02	$4.16	$4.04	3.41%	(1.95)%
February 29, 2012	$4.13	$3.72	$4.13	$3.96	0.25%	(6.53)%
November 30, 2011	$4.05	$3.70	$4.05	$3.79	1.76%	(5.33)%
August 31, 2011	$4.38	$3.56	$4.27	$3.91	2.85%	(11.44)%
May 31, 2011	$4.34	$3.95	$4.31	$4.24	1.64%	(6.84)%
February 28, 2011	$4.11	$3.74	$4.28	$4.10	(3.07)%	(9.22)%
November 30, 2010	$4.04	$3.81	$4.16	$4.01	(0.74)%	(7.07)%
August 31, 2010	$4.03	$3.70	$4.04	$3.91	(0.25)%	(6.31)%
May 31, 2010	$4.39	$3.68	$4.14	$3.91	7.60%	(7.30)%
February 28, 2010	$3.91	$3.52	$3.90	$3.73	0.51%	(8.29)%

As of May 31, 2013, the NAV per common share of DSU was $4.43 and the market price per common share was $4.33, representing a discount to NAV of (2.26)%, the NAV per common share of ARK was $4.38 and the market price per common share was $4.32, representing a discount to NAV of (1.37)% and the NAV per common share of BHD was $14.67 and the market price per common share was $13.93, representing a discount to NAV of (5.04)%.

For the periods shown in the tables above, the common shares of each Fund have traded at both a premium and discount to NAV.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund's past performance does not necessarily indicate how its common shares will perform in the future.

		Average Annual Total Returns as of May 31, 2013
Fund	Trailing 12-month Distribution Yield based on May 31, 2013 NAV	One Year ended May 31, 2013 based on NAV	One Year ended May 31, 2013 based on Market Price	Since Inception ended May 31, 2013 based on NAV	Since Inception ended May 31, 2013 based on Market Price	Inception Date

ARK	6.85%	15.98%	14.11%	6.53%	6.19%	4/30/93
BHD	6.91%	13.19%	7.86%	9.19%	8.25%	2/28/02
DSU	7.31%	18.50%	14.13%	5.96%	5.80%	3/27/98

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Acquiring Fund's common shares. The Acquiring Fund's net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund.

The tax treatment and characterization of the Acquiring Fund's distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund's investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund's earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Acquiring Fund's total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund's net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof and the movement of interest rates for debt securities. These factors, among others, may result in the Combined Fund's level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. Undistributed earnings will increase the Acquiring Fund's NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund's NAV. Holders of the Acquiring Fund's common shares will automatically have all dividends and distributions reinvested in common shares issued by the Acquiring Fund or common shares of the Acquiring Fund purchased in the open market in accordance with the Acquiring Fund's Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund's common shares may be reinvested automatically in the Acquiring Fund's common shares, see "Automatic Dividend Reinvestment Plan" as follows.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the "Reinvestment Plan Agent"), all dividends or other distributions (together, a "dividend") declared for your common shares of the Acquiring Fund will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Acquiring Fund's dividend reinvestment plan (the "Reinvestment Plan"), in additional common shares of the Acquiring Fund. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address provided on the following page. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Acquiring Fund for you. If you wish for all dividends declared on your common shares of the Acquiring Fund to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder's common shares are registered. Whenever the Acquiring Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Acquiring Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases"). If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a "market premium"), the Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a "market discount"), the Reinvestment Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the dividend payment date, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay monthly income dividends. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders' accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent's fees for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Acquiring Fund  reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan, including any questions about the Reinvestment Plan, should be directed to the Reinvestment Plan Agent at Computershare Trust Company, N.A., through the internet at www.computershare.com/blackrock, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

All overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund's charter or declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of BHD is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of BHD. The Board of ARK and DSU are not classified. With respect to BHD, a director may only be removed from office for cause and only by action taken by the holders of at least 75% of the shares of capital stock entitled to be voted on the matter. With respect to ARK and DSU, a director may be removed from office with or without cause by vote of the holders of 66⅔% of the votes entitled to be voted on the matter.

The charter of BHD requires the favorable vote of 66⅔% of the outstanding shares of capital stock of the Fund entitled to be voted on the matter, unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of the holders of a majority of all of the outstanding shares entitled to vote on the matter is required, and the charters of ARK and DSU require the favorable vote of a 1940 Act Majority, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

•	a liquidation or dissolution of the Fund.

Subtitle 8 of Title 3 of the Maryland General Corporate Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws, the Board of each of ARK and DSU elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above, are in the best interests of shareholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

GOVERNING LAW

BHD is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. BHD was organized on January 17, 2002 and commenced investment operations on February 28, 2002.

Each of ARK and DSU is incorporated as a Maryland corporation pursuant to its Articles of Incorporation governed by the laws of the State of Maryland. ARK was incorporated on January 26, 1993 and commenced operations on April 30, 1993. DSU was incorporated on December 10, 1997 and commenced operations on March 27, 1998.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability.  Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust's liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust's obligations. BHD's governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder's risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust's disclaimer regarding shareholder liability. As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation's charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships and provide rules only in situations where the parties have failed to agree. The Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust's governing instrument.  The Delaware Statutory Trust Act permits a trust's governing instrument to contain provisions relating to shareholder rights and the removal of trustees, and provides trusts with the ability to amend or restate the trust's governing instruments.  The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a trust's governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a trust with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote.

Other differences between Maryland and Delaware law relate to the authorized shares of a Fund. Consistent with Maryland law, ARK and DSU have authorized a specific number of shares, while BHD, consistent with Delaware law, has authorized the issuance of an unlimited number of shares.

The foregoing is only a summary of certain differences between ARK and DSU under Maryland law and BHD under Delaware law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statement with the SEC, and shareholders may obtain copies of such documents as described on page iv of this Joint Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

To convert ARK or DSU to an open-end investment company, such Fund's charter requires the affirmative vote of the holders of at least 66⅔% of such Fund's outstanding shares of capital stock entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws).

To convert BHD to an open-end investment company, BHD's declaration of trust requires the favorable vote of  a majority of trustees then in office following by the favorable vote of the holders of not less than seventy-five percent (75%) of the shares outstanding (or a 1940 Act Majority if the amendment was previously approved, adopted or authorized by the affirmative vote of at least eighty percent (80%) of the board members of the Fund).

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund's common shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund's closed-end structure is desirable in light of its Fund's investment objectives and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund's common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund's common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund's remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Shareholders of BHD do not have appraisal rights for their common shares because BHD is organized as a Delaware statutory trust and its governing documents do not provide for appraisal rights. Shareholders of ARK and DSU do not have appraisal rights because under Maryland law, shareholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

BlackRock Senior High Income Fund, Inc. (ARK)

The Financial Highlights table is intended to help you understand ARK's financial performance for the periods shown. Certain information reflects the financial results for a single ARK common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in ARK (assuming reinvestment of all dividends and/or distributions, if applicable).  The information for the periods shown has been audited by   , ARK's independent registered public accounting firm. Financial statements for the fiscal year ended February 28, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in ARK's Annual Report for the fiscal year ended February 28, 2013, which is available upon request.

					Year Ended February 28,				Year Ended February 28,
BlackRock Senior High Income Fund, Inc. (ARK)	Year Ended February 28, 20131		Year Ended February 29, 20121		2011	2010	2009	Year Ended February 29, 2008	2007	2006	2005	Year Ended February 29, 2004
Per Share Operating Performance
NAV, beginning of year	$4.15		$4.22		$3.91	$2.54	$5.04	$6.17	$6.00	$6.28	$6.10	$4.82
Net investment income2	0.32		0.32		0.32	0.36	0.41	0.54	0.57	0.55	0.57	0.62
Net realized and unrealized gain (loss)	0.20		(0.06)		0.32	1.31	(2.43)	(1.11)	0.16	(0.27)	0.16	1.30
Net increase (decrease) from investment operations	0.52		0.26		0.64	1.67	(2.02)	(0.57)	0.73	0.28	0.73	1.92
Dividends and distributions from:3
Net investment income	(0.32)		(0.33)		(0.33)	(0.30)	(0.43)	(0.56)	(0.56)	(0.56)	(0.55)	(0.64)
Tax return of capital	-		-		-	-	(0.05)	-	-	-	-	-
Total dividends and distributions	(0.32)		(0.33)		(0.33)	(0.30)	(0.48)	(0.56)	(0.56)	(0.56)	(0.55)	(0.64)
NAV, end of year	$4.35		$4.15		$4.22	$3.91	$2.54	$5.04	$6.17	$6.00	$6.28	$6.10
Market price, end of year	$4.34		$4.06		$4.18	$3.94	$2.21	$4.91	$6.53	$5.88	$6.21	$6.11
Total Investment Return4
Based on NAV	13.08%		6.86%		17.13%	68.90%	(42.15)%	(9.76)%	12.82%	5.07%	12.88%	41.49%
Based on market price	15.32%		5.54%		15.13%	95.61%	(48.33)%	(16.94)%	21.84%	4.13%	11.44%	25.34%
Ratios to Average Net Assets
Total expenses	1.27%		1.25	%5	1.13%	1.13%	2.24%	2.70%	3.03%	2.39%	1.69%	1.42%
Total expenses after fees waived	1.27%		1.25	%5	1.13%	1.13%	2.24%	2.70%	3.03%	2.39%	1.69%	1.42%
Total expenses after fees waived and excluding interest expense and income tax	0.94	%6	0.94	%6	0.90%	0.93%	1.05%	0.86%	0.90%	0.91%	0.91%	0.90%
Net investment income	7.60%		7.80	%5	7.83%	10.70%	9.96%	9.16%	9.42%	9.23%	9.28%	11.23%
Supplemental Data
Net assets, end of year (000)	$247,124		$235,316		$238,760	$221,173	$143,643	$284,692	$347,449	$335,690	$349,791	$339,950
Borrowings outstanding, end of year (000)	$98,000		$69,000		$50,000	$43,000	$47,000	$91,500	$132,000	$141,700	$147,500	$132,297
Average borrowings outstanding, during the year (000)	$85,071		$66,806		$41,405	$29,978	$79,422	$109,978	$131,575	$128,461	$137,934	$112,037
Portfolio turnover	68%		60%		83%	80%	49%	48%	62%	48%	54%	64%
Asset coverage, end of year per $1,000	$3,522		$4,410		$5,775	$6,144	$4,056	$4,112	$3,632	$3,369	$3,371	$3,570

1 Consolidated Financial Highlights.
2 Based on average shares outstanding.
3 Dividends and distributions are determined in accordance with federal income tax regulations.
4 Total investment returns based on market price, which can be significantly greater or lesser than the NAV, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5 Restated to include income taxes for the consolidated entity.
6 For the year ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.87% and 0.83%, respectively.

BlackRock Strategic Bond Trust (BHD)

The Financial Highlights table is intended to help you understand BHD's financial performance for the periods shown. Certain information reflects the financial results for a single BHD common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BHD (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2013 is unaudited. The information for the remaining periods shown has been audited by    , BHD's independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2012 and the Report of the Independent Registered Public Accounting Firm thereon appear in BHD's Annual Report for the fiscal year ended August 31, 2012, which is available upon request.

			Year Ended August 31,										Year Ended October 31,
BlackRock Strategic Bond Trust (BHD)	Six Months Ended February 28, 2013 (Unaudited)		2012		2011		2010		2009		Period November 1, 2007 to August 31, 2008		2007		2006		2005		2004		2003		For the Period February 28, 20021 to October 31, 2002
Per Share Operating Performance
NAV, beginning of period	$14.40		$13.48		$13.57		$12.12		$12.76		$13.80		$13.83		$13.68		$15.10		$15.07		$12.63		$14.33	2
Net investment income	0.49	3	0.99	3	1.06	3	1.01	3	0.93	3	0.76	3	0.95		0.99		1.10		1.39		1.59		0.98
Net realized and unrealized gain (loss)	0.38		1.01		(0.04)		1.35		(0.69)		(1.03)		(0.06)		0.18		(1.13)		0.25		2.34		(1.77)
Net increase (decrease) from investment operations	0.87		2.00		1.02		2.36		0.24		(0.27)		0.89		1.17		(0.03)		1.64		3.93		(0.79)
Dividends and distributions from:
Net investment income	(0.51)		(1.08	)4	(1.11	)4	(0.91	)4	(0.88	)4	(0.77	)4	(0.92	)4	(0.98	)4	(1.12	)4	(1.61	)4	(1.49	)4	(0.84	)4
Tax return of capital	-		-		-		-		-		-		-		(0.04)		(0.27)		-		-		-
Total dividends and distributions	(0.51)		(1.08)		(1.11)		(0.91)		(0.88)		(0.77)		(0.92)		(1.02)		(1.39)		(1.61)		(1.49)		(0.84)
Capital charges with respect to the issuance of Common shares	-		-		-		-		-		-		-		-		-		-		-		(0.07)
NAV, end of period	$14.76		$14.40		$13.48		$13.57		$12.12		$12.76		$13.80		$13.83		$13.68		$15.10		$15.07		$12.63
Market price, end of period	$15.09		$14.52		$12.93		$13.17		$11.43		$10.85		$11.88		$12.85		$12.45		$16.70		$15.27		$12.35
Total Investment Return5
Based on NAV	6.12	%6	15.66%		8.09%		20.38%		3.99%		(1.19	)%6	7.26%		9.58%		(0.49)%		11.35%		32.55%		(6.16	)%6
Based on market price	7.60	%6	21.58%		6.83%		23.88%		15.34%		(2.40	)%6	(0.62)%		11.87%		(18.11)%		21.54%		37.36%		(12.34	)%6
Ratios to Average Net Assets
Total expenses	1.50	%7	1.45%		1.52%		1.13%		1.00%		0.93	%7	1.45%		2.25%		2.14%		1.49%		2.01%		2.57	%7
Total expenses after fees waived and before fees paid indirectly	1.50	%7	1.45%		1.51%		1.11%		0.92%		0.82	%7	1.27%		2.25%		2.14%		1.49%		2.01%		2.57	%7
Total expenses after fees waived and paid indirectly	1.50	%7	1.45%		1.51%		1.11%		0.92%		0.82	%7	1.27%		2.00%		1.87%		1.23%		1.71%		2.26	%7
Total expenses after fees waived and paid indirectly and excluding interest expense	1.24	%7,8	1.24	%8	1.26%		1.04%		0.92%		0.81	%7	0.87%		0.94%		0.92%		0.89%		1.01%		1.25	%7
Net investment income	6.71	%7	7.15%		7.59%		7.77%		8.67%		6.85	%7	6.86%		7.26%		7.58%		9.23%		11.32%		10.68	%7

Supplemental Data
Net assets, end of period (000)	$104,306	$101,724	$95,127	$95,794	$85,581	$90,092	$97,410	$97,614	$96,546	$106,433	$106,045	$88,594
Borrowings outstanding, end of period (000)	$28,000	$30,000	$24,000	$12,000	-	$1,571	$413	$14,951	$31,883	$13,188	$45,872	$44,223
Average borrowings outstanding during the period (000)	$29,384	$22,089	$22,696	$5,701	$303	$391	$7,240	$21,104	$30,406	$27,562	$46,036	$44,889
Portfolio turnover	25%	47%	72%	83%	61%	27%	34%	56%	51%	31%	32%	22%
Asset coverage, end of period per $1,000	$4,725	$4,391	$4,964	$8,983	-	$58,347	$236,789	$7,529	$4,028	$9,071	$3,312	$3,003

1 Commencement of operations. This information includes the initial investments by BlackRock Funding, Inc. NAV immediately after the closing of the public offering was $14.25.
2 NAV, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
3 Based on average shares outstanding.
4 Dividends and distributions are determined in accordance with federal income tax regulations.
5 Total investment returns based on market price, which can be significantly greater or lesser than the NAV, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

6 Aggregate total investment return.
7 Annualized.
8 For the six months ended February 28, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs were 1.19% and 1.14%, respectively.

BlackRock Debt Strategies Fund, Inc. (DSU)

The Financial Highlights table is intended to help you understand DSU's financial performance for the periods shown. Certain information reflects the financial results for a single DSU Common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in DSU's (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by    , DSU’s independent registered public accounting firm. Financial statements for the fiscal year ended February 28, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in DSU's Annual Report for the fiscal year ended February 28, 2013, which is available upon request.

Year Ended February 28,	Year Ended February 28,
BlackRock Debt Strategies Fund, Inc. (DSU)	Year Ended February 28, 20131	Year Ended February 29, 20121	2011	2010	2009	Year Ended February 29, 2008	2007	2006	2005	Year Ended February 29, 2004
Per Share Operating Performance
NAV, beginning of year	$4.13	$4.28	$3.89	$2.35	$5.57	$7.01	$6.69	$7.06	$6.71	$5.35
Net investment income2	0.33	0.33	0.33	0.39	0.52	0.66	0.68	0.63	0.67	0.75
Net realized and unrealized gain (loss)	0.25	(0.16)	0.40	1.55	(3.12)	(1.43)	0.28	(0.35)	0.34	1.40
Net increase (decrease) from investment operations	0.58	0.17	0.73	1.94	(2.60)	(0.77)	0.96	0.28	1.01	2.15
Dividends and distributions from:3
Net investment income	(0.33)	(0.32)	(0.33)	(0.39)	(0.62)	(0.67)	(0.64)	(0.65)	(0.66)	(0.79)
Tax return of capital	-	-	(0.01)	(0.01)	-	-	-	-	-	-
Total dividends and distributions	(0.33)	(0.32)	(0.34)	(0.40)	(0.62)	(0.67)	(0.64)	(0.65)	(0.66)	(0.79)
Recovery of previously expensed offering costs (capital write-off) resulting from the issuance of Common Stock	-	-	-	-	-	-	-	-	-	-	4
NAV, end of year	$4.38	$4.13	$4.28	$3.89	$2.35	$5.57	$7.01	$6.69	$7.06	$6.71
Market price, end of year	$4.46	$4.13	$4.05	$3.91	$2.07	$5.43	$7.28	$6.77	$6.71	$6.69
Total Investment Return5
Based on NAV	14.78%	4.53%	19.92%	87.82%	(50.19)%	(11.72)%	15.35%	4.57%	15.95%	41.84%
Based on market price	16.87%	10.47%	12.90%	114.32%	(54.99)%	(17.13)%	18.37%	11.34%	10.53%	26.31%
Ratios to Average Net Assets
Total expenses	1.41%	1.44	%6	1.27%	1.23%	2.42%	3.13%	3.16%	2.63%	1.83%	1.53%
Total expenses after fees waived and paid indirectly	1.41%	1.44	%6	1.27%	1.23%	2.42%	3.13%	3.16%	2.63%	1.83%	1.53%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.04	%7	1.06	%7	1.02%	1.02%	1.20%	0.99%	0.99%	1.02%	1.02%	1.00%
Net investment income	7.89%	7.99	%6	8.22%	12.16%	11.79%	9.90%	9.97%	9.55%	9.84%	12.22%
Supplemental Data
Net assets, end of year (000)	$474,953	$445,824	$461,247	$419,222	$252,080	$594,204	$745,944	$708,411	$745,256	$706,261
Borrowings outstanding, end of year (000)	$190,000	$145,000	$117,000	$67,000	$90,000	$199,000	$298,600	$259,900	$298,400	$269,075
Average borrowings outstanding, during the year (000)	$177,975	$142,596	$89,362	$58,574	$163,286	$272,846	$283,906	$294,371	$304,549	$239,315
Portfolio turnover	72%	59%	81%	86%	44%	51%	65%	46%	60%	70%
Asset coverage, end of year per $1,000	$3,500	$4,075	$4,942	$7,257	$3,801	$3,986	$3,498	$3,726	$3,498	$3,625

1 Consolidated Financial Highlights.
2 Based on average shares outstanding.
3 Dividends and distributions are determined in accordance with federal income tax regulations.
4 Amount is less than $0.01 per share.
5 Total investment returns based on market price, which can be significantly greater or lesser than the NAV, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

6 Restated to include income taxes for the consolidated entity.
7 For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 0.98% and 0.95%, respectively.

INFORMATION ABOUT THE REORGANIZATIONS

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), each Target Fund will merge directly with and into the Acquiring Fund.  As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act.

Acquiring Fund Shares will be distributed pro rata to the holders of record of each of the Target Fund's common shares, as applicable. Such distribution of Acquiring Fund Shares to each Target Fund's shareholders will be accomplished by opening new accounts on the books of Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a Plan account, to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See "Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at NAV in exchange for the common shares of each Target Fund having a value equal to the aggregate NAV of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the Reorganizations. Thus, the Reorganizations will result in no dilution of the NAV of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganization. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Time"). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreements and approval of the Reorganizations, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval. The obligations of each Fund pursuant to the applicable Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the respective Target Funds, approval of the Reorganizations by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund may cause a Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund's obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder's proportionate interest in the aggregate NAV (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganizations, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds' common shares in the Reorganization.

Expenses of the Reorganization

BHD and DSU will bear expenses incurred in connection with the Reorganizations.  The Investment Advisor will bear the costs of the Reorganization for ARK.  The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $345,000 for BHD and $600,000 for DSU. The Investment Advisor will bear ARK's costs of the Reorganization because the shareholders of ARK are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHD and DSU.  Therefore, the costs associated with ARK's Reorganization will not be directly borne by ARK. Neither the Funds nor the Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization.

•
No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•
The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder's Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•
The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder's Target Fund common shares surrendered in exchange therefor.

•
A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder's tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder's holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•
The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of the Target Funds were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund's taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an "ownership change" for U.S. federal income tax purposes, and such limitations might be significant.  For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund's utilization of each such Fund's capital loss carryforward as compared with what each such Fund's utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds' capital loss carryforwards as of February 28, 2013 is set forth below:

Capital Loss Amount*
Expiration	ARK	DSU	Expiration	BHD
2/28/2014	4,906,362	20,233,987	8/31/2018	2,148,422
2/28/2015	1,585,622	3,578,574
2/28/2017	27,675,242	56,690,782
2/28/2018	60,685,648	148,062,952
2/28/2019	9,564,345	16,301,990
No expiration date **	4,915,470	15,790,485
	109,332,689	260,658,770		2,148,422
____________

*           The Funds anticipate that approximately $65 million of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above. No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances. The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors, including (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Funds' investment policy of investing primarily in debt securities and instruments.

**           Must be used prior to losses subject to expiration.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Fund's capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2: THE REORGANIZATIONS OF THE ACQUIRING FUND

Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: The Reorganizations of the Target Funds" above, each Target Fund will merge directly with and into the Acquiring Fund and the Acquiring Fund will  amend its Articles of Incorporation to increase its share capital by 200,000,000 shares and issue additional Acquiring Fund Shares in connection with such Reorganization and list such shares for trading on the NYSE.  The Acquiring Fund will issue to the Target Funds' common shareholders book entry interests for the Acquiring Fund Shares registered in the name of such shareholder.  Each Target Fund will then terminate its registration under the 1940 Act. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit the Acquiring Fund shareholders.

The aggregate NAV (not the market value) of Acquiring Fund Shares issued in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund's common shares held immediately prior to the Reorganization, less the applicable costs of the Reorganization (although shareholders may receive cash for their fractional common shares). The Reorganizations will result in no reduction of the NAV of the Acquiring Fund Shares, other than to reflect the costs of each Reorganization, as applicable. No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its shareholders in connection with any Reorganization. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The Acquiring Fund pays the Investment Advisor a monthly management fee of 0.60% based on the Acquiring Fund's average daily Managed Assets. "Managed Assets" means the total assets of the Acquiring Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.55% of the Combined Fund's average daily Managed Assets.

For the 12-month period ended February 28, 2013, the Total Expense Ratio of the Acquiring Fund was 1.41%. The Acquiring Fund estimates that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.27% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of the Acquiring Fund of 0.14%.

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund approve the Reorganizations, including the Amendment and the Issuances at the Special Meeting to be held on October 25, 2013 at 9:00 a.m.(Eastern time).

Shareholder approval of each of DSU's proposed Reorganizations with each of ARK and BHD requires the affirmative vote of a 1940 Act Majority.  Subject to the requisite approval of the shareholders of each Fund with regard to its Reorganization(s), it is expected that the Closing Date will be sometime during the fourth quarter of 2013, but it may be at a different time as described herein. For additional information regarding voting requirements, see "Voting Information and Requirements."

Investing in the Combined Fund following the Reorganizations involves risks. For additional information, see "Risk Factors and Special Considerations."

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote "FOR" each of DSU's proposed Reorganizations with each of ARK and BHD.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds' shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds' have fixed the close of business on August 28, 2013 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of common shares outstanding:

Title of Class	ARK	BHD	DSU

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For BHD, the holders of at least one-third of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. For ARK and BHD, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund's shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not "routine" matters and shareholder instructions are required for broker-dealers to vote a beneficial owner's shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes are not treated as votes "FOR" a proposal.

With respect to Proposal 1(A) and 1(B), abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal.

With respect to Proposal 2(A) and 2(B), abstentions will be counted as "votes cast" and will therefore have the same effect as votes "AGAINST" the proposal and broker non-votes will have the same effect as votes "AGAINST" the proposal; provided, that, if more than 50% of all securities entitled to vote on the proposal cast votes, than broker non-votes will not have any effect on the result of the vote.

As used herein, a "1940 Act Majority" means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganizations of the Target Funds

Target Funds	Proposals	Required Approval of Target Fund Shareholders
ARK	Proposal 1(A): The shareholders of ARK are being asked to approve the Agreement and Plan of Reorganization among ARK and DSU and the termination of ARK's registration under the 1940 Act.	A majority of the outstanding shares entitled to vote
BHD	Proposal 1(B): The shareholders of BHD are being asked to approve the Agreement and Plan of Reorganization among BHD and DSU and the termination of BHD's registration under the 1940 Act.	1940 Act Majority

Voting Requirement for Proposal 2: The Reorganizations of the Acquiring Fund

Target Funds	Proposals	Required Approval of Acquiring Fund Shareholders
ARK	Proposal 2(A): The shareholders of DSU are being asked to approve the Agreement and Plan of Reorganization between DSU and ARK, including the	A majority of the outstanding shares entitled to vote

amendment to DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of DSU in connection therewith.
BHD
Proposal 2(B): The shareholders of DSU are being asked to approve the Agreement and Plan of Reorganization between DSU and BHD, including the amendment to DSU's Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of DSU in connection therewith .

A majority of the outstanding shares entitled to vote

SHAREHOLDER INFORMATION

As of May 31, 2013, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund. Unless otherwise indicated, the information set forth below is as of May 31, 2013. To each Fund's knowledge, no person beneficially owned more than 5% of the Fund's respective outstanding common shares, except as set forth below.

Title of Share Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Share Class

ARK
Common shares	First Trust Portfolios L.P. (1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	7,059,626	12.46%
	First Trust Advisors L.P. (1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	-	-
	The Charger Corporation (1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	-	-
	Morgan Stanley (2) 1585 Broadway New York, New York 10036	3,438,910	6.10%
	Morgan Stanley Smith Barney LLC (2) 1585 Broadway New York, New York 10036	-	-
	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	3,160,327	5.58%

BHD
Common shares	First Trust Portfolios L.P. (1)	917,622	13.00%

Title of Share Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Share Class

120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	First Trust Advisors L.P. (1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	-	-
	The Charger Corporation (1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	-	-

DSU
Common shares	First Trust Portfolios L.P. (1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	17,164,823	15.90%
	First Trust Advisors L.P. (1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	-	-
	Morgan Stanley L.P. (2) 1585 Broadway New York, New York 10036	10,997,431	10.20%
	Morgan Stanley Smith Barney LLC (2) 1585 Broadway New York, New York 10036	-	-

____________________________________________

(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(2)	Morgan Stanley and Morgan Stanley Smith Barney LLC, filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund's bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund's bylaws for additional information regarding the Funds' advance notice provisions. The bylaws of ARK, BHD and DSU were filed with the SEC on October 7, 2008 as part of such Funds' Form 8-Ks, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at Park Avenue Plaza, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about           , 2013. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Advisors and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Advisors have retained Georgeson Inc. ("Georgeson"), 480 Washington Blvd., 26th Floor, Jersey City, New Jersey 07310 , a proxy solicitation firm, to assist with the solicitation of proxies. The cost of Georgeson's services in connection with the proxy is anticipated to be approximately $20,000, $6,650 and $39,500 for ARK, BHD and DSU, respectively.  The Investment Advisor will cover all of the solicitation costs of ARK.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.  Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Funds.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

A list of BHD shareholders entitled to attend and to vote at the meeting will be available in the offices of BHD, 1 University Square Drive Princeton, New Jersey 08540-6455, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting. A list of ARK’s and DSU’s shareholders entitled to attend and to vote at the meeting will be available for inspection by any shareholder at the meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer, 100 Bellevue Parkway, Wilmington, Delaware 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds' or their affiliates' websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. PNC is BlackRock's largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski
President and Chief Executive Officer
BlackRock Senior High Income Fund, Inc.
BlackRock Strategic Bond Trust
BlackRock Debt Strategies Fund, Inc.
, 2013

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED JULY 26, 2013

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF
BLACKROCK SENIOR HIGH INCOME FUND, INC.
BLACKROCK STRATEGIC BOND TRUST
BLACKROCK DEBT STRATEGIES FUND, INC.

Dated        , 2013

This Statement of Additional Information is available to the shareholders of (i) BlackRock Senior High Income Fund, Inc. ("ARK"), (ii) BlackRock Strategic Bond Trust ("BHD") (each a "Target Fund" and, collectively, the "Target Funds") and (iii) BlackRock Debt Strategies Fund, Inc. ("DSU" or the "Acquiring Fund," and together with the Target Funds, the "Funds") in connection with the proposed reorganizations (each a "Reorganization" and, collectively, the "Reorganizations") whereby each Target Fund will merge directly with and into the Acquiring Fund.  Each Target Fund will then terminate its registration under the 1940 Act of 1940 (the "1940 Act"). In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.10 per share ("Acquiring Fund Shares"). The aggregate net asset value ("NAV") (not the market value) of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate NAV (not the market value) of the common shares of such Target Fund  held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (though shareholders may receive cash for their fractional common shares). A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated          , 2013 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

RISK FACTORS AND SPECIAL CONSIDERATIONS	S-3

DIRECTORS/TRUSTEES AND OFFICERS	S-4

INVESTMENT MANAGEMENT AGREEMENTS	S-19

OTHER AGREEMENTS	S-21

FUND MANAGEMENT	S-22

CONFLICTS OF INTEREST	S-26

OTHER INFORMATION	S-31

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-32

FINANCIAL STATEMENTS	S-33

PRO FORMA FINANCIAL STATEMENTS	S-33

APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	B-1

APPENDIX C PROXY VOTING POLICIES FOR THE BLACKROCK-ADVISED FUNDS DECEMBER, 2009	C-1

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objective, policies and techniques.

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect a Fund. For example, the regulatory and tax environment for derivative instruments in which a Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year a Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Management Risk. Each Fund is subject to management risk because each is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. A Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with bonds.

Reliance on the Advisors. Each Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. The Advisors are not required to devote their full time to the business of a Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of a Fund. For additional information on BlackRock Advisors and BlackRock, see “Investment Management Agreements—Investment Management Agreement.”

Reliance on Service Providers. Each Fund relies upon the performance of service providers to perform various functions. In particular, the Advisors and the Fund’s Custodian, accounting agent and transfer agent, and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems. Each Fund is dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of a Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors or a Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding a Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by a Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting a Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

DIRECTORS/TRUSTEES AND OFFICERS

The Board Members

The Board of each Fund currently consists of 11 individuals (each, a "Board Member"), nine of whom are not "interested persons" of the Funds as defined in the 1940 Act (the "Independent Board Members"). The registered investment companies advised by the Advisors or their affiliates (the "BlackRock-Advised Funds") are organized into one complex of closed-end funds (the "Closed-End Complex"), two complexes of open-end funds (the "Equity-Liquidity Complex" and the "Equity-Bond Complex") and one complex of exchange-traded funds (the "Exchange-Traded Complex"; each such complex a "BlackRock Fund Complex"). The Funds are each included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex. See "Board Leadership Structure and Oversight" below for additional information.

Biographical Information

Certain biographical and other information relating to the Board Members and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefore.  In 2013, the Board approved the extension of the mandatory retirement age for James T. Flynn and Kate F. Feldstein by one additional year, until December 31 of the year in which James T. Flynn turns 75 and Kate F. Feldstein turns 73, which the Board believes is in the best interest of shareholders.  The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Please refer to the below table which identifies the Board Members which sets forth certain biographical information about the Board Members, for all of the Funds.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Independent Board Members
Richard E. Cavanagh 55 East 52nd Street New York, New York 10055	Chairman of the Boards	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to	94 RICs consisting of 90 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
1946
2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

Karen P. Robards 55 East 52nd Street New York, New York 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.

				94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013
Michael J. Castellano 55 East 52nd Street New York, New York 10055 1946	Board Member and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.

				94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, New York 10055 1948	Board Member and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, New York 10055 1941	Board Member	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University
Art Museum since 2003; Director,
				94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing) since 2006

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Catholic Charities of Boston since 2009.
James T. Flynn 55 East 52nd Street New York, New York 10055 1939	Board Member and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, New York 10055 1942	Board Member	Since 2007
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004
R. Glenn Hubbard 55 East 52nd Street New York, New York 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty Member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) since 2004; Metropolitan Life Insurance Company (insurance) since 2007
W. Carl Kester 55 East 52nd Street New York, New York 10055 1951	Board Member and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School, since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				94 RICs consisting of 90 Portfolios	None
Interested Board Members†
Paul L. Audet 55 East 52nd Street New York, New York 10055 1953	Board Member	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock's Real Estate business from 2008 to 2011; Member of BlackRock's Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of
				155 RICs consisting of 282 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
Henry Gabbay 55 East 52nd Street New York, New York 10055 1947	Board Member	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.

				155 RICs consisting of 282 Portfolios	None

*
Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.  The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefore.  In 2013, the Board approved the extension of the mandatory retirement age for James T. Flynn and Kate F. Feldstein by one additional year, until December 31 of the year in which James T. Flynn turns 75 and Kate F. Feldstein turns 73, which the Board believes is in the best interest of shareholders.

**	For purposes of this chart, "RICs" refers to registered investment companies and "Portfolios" refers to the investment programs of the BlackRock Advised Funds.
***	Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."
†
Messrs. Gabbay and Audet are "interested persons" (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with the Advisors, each a wholly owned subsidiary of BlackRock, Inc., and/or their ownership of BlackRock, Inc. and/or The PNC Financial Services Group, Inc. securities.

Experience, Qualifications and Skills

The Independent Board Members have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the "Statement of Policy"). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment advisor, sub-advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Fund's Board Members that support the conclusion that they should serve on the Board.

Board Member	Experience, Qualifications and Skills
Richard E. Cavanagh
Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference

Board Member	Experience, Qualifications and Skills

Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the "blue ribbon" Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh's service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh's independence from the Funds and the Funds' investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards
The Boards benefit from Ms. Robards's many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards's prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds' investment decisions and investment valuation processes. Additionally, Ms. Robards's experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies. Ms. Robards's long-standing service on the Board of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards's knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund's Audit Committee. Ms. Robards's independence from the Funds and the Funds' investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Michael J. Castellano
The Boards benefit from Mr. Castellano's career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch's capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. Mr. Castellano's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.

Frank J. Fabozzi
Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society's Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi's experiences as a professor and author in the field of finance. Dr. Fabozzi's experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi's long-standing service on the Board of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. Dr. Fabozzi's independence from the Funds and the Funds' investment advisor enhances his service as

Board Member	Experience, Qualifications and Skills
Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein
Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein's experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein's long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein's independence from the Funds and the Funds' investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn
Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn's five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. Mr. Flynn's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris
Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris's position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris's independence from the Funds and the Funds' investment advisor fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard's experience as an advisor to the President of the United States adds a dimension of balance to the Funds' governance and provides perspective on economic issues. Dr. Hubbard's service on the Board of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard's long-standing service on the Board of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard's independence from the Funds and the Funds' investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester
The Boards benefit from Dr. Kester's experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading

Board Member	Experience, Qualifications and Skills

volume of finance case studies used worldwide. Dr. Kester's long-standing service on the Board of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. In addition, Dr. Kester's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

Paul L. Audet
Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock's Global Cash Management business. Mr. Audet currently is a member of BlackRock's Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC's Mergers & Acquisitions Unit. Mr. Audet serves as a member of the Executive Committee.

Henry Gabbay
The Boards benefit from Dr. Gabbay's many years of experience in administration, finance and financial services operations. Dr. Gabbay's experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay's former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Funds and their investment advisor. Dr. Gabbay's long-standing service on the Board of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the Leverage Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Funds. The Chair of the Board and the Chief Executive Officer are two different people.  Not only is the Chair of the Board an Independent Board Member, but also the Chair of each Board committee (each, a "Committee") is an Independent Board Member. The Board has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds' management, in executive session or with other service providers to the Funds. The Board has regular meetings five times a year, including a meeting to consider the approval of the Funds' Advisory Agreements, and may hold special meetings if required before their next regular meeting.  During the fiscal year ended February 28, 2013 for ARK and DSU and August 31, 2012 for BHD the Board held five regular meetings and two special meetings.  Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance effective oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	Increases the independent oversight of the Funds and enhances the Board's objective evaluation of the Chief Executive Officer

•	Allows the Chief Executive Officer to focus on the Funds' operations instead of Board administration

•	Provides greater opportunities for direct and independent communication between shareholders and the Board

•	Provides an independent spokesman for the Funds

The Board has engaged the Advisors to manage the Funds on a day-to day basis.  The Board is responsible for overseeing the Advisors, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Funds' charters, and the Funds' investment objective(s) and strategies.  The Board reviews, on an ongoing basis, the Funds' performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisors and their role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds.  Risk oversight is part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisors, and internal auditors for the Advisors or their affiliates, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds' compliance program and reports regularly to the Board regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Funds. The Audit Committee's responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Funds' independent registered public accounting firm (the "independent auditors") and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Funds; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Funds, their internal controls, and, as appropriate, the internal controls of certain service providers and management's response to any such issues; (v) reviewing and discussing the Funds' audited and unaudited financial statements and disclosure in the Funds' shareholder reports relating to the Funds' performance; (vi) assisting the Board in considering the performance of the Funds' internal audit function provided by its investment advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between the Funds' management and the independent auditors regarding financial reporting.  During the fiscal year ended February 28, 2013 for ARK and DSU and August 31, 2012 for BHD, the Audit Committee held fourteen and eleven meetings, respectively.  A copy of the Audit Committee Charter for the Funds can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee.  The Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Independent Board Member nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.  During the fiscal year ended February 28, 2013 for ARK and DSU and August 31, 2012 for BHD, the Governance and Nominating Committee held six meetings.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Funds' activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Funds in determining whether one or more new directors should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Funds. The Board Members' biographies included above highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Funds.

The Governance and Nominating Committee may consider nominations for Board Members made by the Funds' shareholders as it deems appropriate. Under the Funds' By-laws, shareholders must follow certain procedures to nominate a person for election as a director at a shareholder meeting, or to introduce an item of business at a shareholder meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder's intention to introduce a nomination or proposed item of business for a shareholder meeting called for the purpose of electing directors not later than the close of business on the fifth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

Each Fund's By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.  A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Funds have adopted Board Member qualification requirements which can be found in the Funds' By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. Reference is made to the Funds' By-laws for more details.

A copy of the Governance and Nominating Committee Charter for the Funds can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, each of whom are Independent Board Members.  The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock, and any sub-advisors and the Funds' other third party service providers. The Compliance Committee's responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Funds and their service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Funds' compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Funds and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Funds' Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer's compensation. The Board has adopted a written charter for the Compliance Committee.  During the fiscal year ended February 28, 2013 for ARK and DSU and August 31, 2012 for BHD, the Compliance Committee held five and six meetings, respectively.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Michael J. Castellano, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee the Funds' investment performance relative to the Funds' investment objectives, policies and practices. The Performance Oversight Committee's responsibilities include, without limitation: (i) reviewing the Funds' investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Funds' investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Funds have complied with their investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Funds' investments. The Board has adopted a written charter for the Performance Oversight Committee.  During the fiscal year ended February 28, 2013 for ARK and DSU and August 31, 2012 for BHD, the Performance Oversight Committee held four meetings.

Leverage Committee.    The Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. The Leverage Committee's responsibilities include, without limitation: (i) to support the Independent Board Members in pursuing the best interests of the Funds and its shareholders; (ii) to oversee the Funds' usage of leverage, including the Funds' incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. The Board has adopted a written charter for the Leverage Committee.  During the fiscal year ended February 28, 2013 for ARK and DSU and August 31, 2012 for BHD, the Leverage Committee held ten and two meetings, respectively.

Executive Committee. The Board has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board.  The Board has adopted a written charter for the Executive Committee.  During the fiscal year ended February 28, 2013 for ARK and DSU and August 31, 2012 for BHD, the Executive Committee held one meeting.

Information about the specific experience, skills, attributes and qualifications of each Board Member, which in each case led to the Board's conclusion that the Board Member should serve (or continue to serve) as a Board Member of the Funds, is provided in "Biographical Information Pertaining to Board Members."

Share Ownership

Information relating to each director's share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director ("Supervised Funds") as of May 31, 2013 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Equity Securities in ARK	Aggregate Dollar Range of Equity Securities in BHD	Aggregate Dollar Range of Equity Securities in DSU	Aggregate Dollar Range of Equity Securities in Supervised Funds

Paul L. Audet	None	None	None	Over $100,000
Michael J. Castellano	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Richard E. Cavanagh	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
Frank J. Fabozzi	$1 - $10,000	$1 - $10,000	$1 - $10,000	$50,001 - $100,000
Kathleen F. Feldstein	None	$1-$10,000	None	$50,001 - $100,000
James T. Flynn	None	None	None	$50,001 - $100,000
Henry Gabbay	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
Jerrold B. Harris	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
R. Glenn Hubbard	None	$1-$10,000	None	Over $100,000
W. Carl Kester	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
Karen P. Robards	None	None	None	Over $100,000

Name of Board Member	Aggregate Dollar Range of Share Equivalents in ARK	Aggregate Dollar Range of Share Equivalents in BHD	Aggregate Dollar Range of Share Equivalents in DSU	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds

Paul L. Audet	None	None	None	Over $100,000
Michael J. Castellano	None	None	None	Over $100,000
Richard E. Cavanagh	None	None	None	Over $100,000

Name of Board Member	Aggregate Dollar Range of Share Equivalents in ARK	Aggregate Dollar Range of Share Equivalents in BHD	Aggregate Dollar Range of Share Equivalents in DSU	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Frank J. Fabozzi	None	None	None	Over $100,000
Kathleen F. Feldstein	None	None	None	Over $100,000
James T. Flynn	None	None	None	Over $100,000
Henry Gabbay	None	None	None	Over $100,000
Jerrold B. Harris	None	None	None	Over $100,000
R. Glenn Hubbard	None	None	None	Over $100,000
W. Carl Kester	None	None	None	Over $100,000
Karen P. Robards	None	None	None	Over $100,000

As of May 31, 2013, the officers and Board Members as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund. As of May 31, 2013, none of the Independent Board Members of the Funds or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of the Funds or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Funds, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Compensation of Board Members

Each Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the "Closed-End Complex") that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000 and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2012, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $32,393. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Funds and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex and two complexes of open-end funds (the "Equity-Liquidity Complex" and the "Equity-Bond Complex"; each such complex, a "BlackRock Fund Complex"). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $550,000 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay's compensation for serving on the Board of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such Board, as well as the full Leverage Committee member retainer. The Board of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members' compensation from time to time depending on market conditions and accordingly Dr. Gabbay's compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member's total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the

Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the compensation that each of the Board Members earned from the Funds as of each Fund's most recent fiscal year end and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2012, which includes deferred compensation amounts paid to each Independent Board Member and Dr. Gabbay by the Funds. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the Advisors.

	Aggregate Compensation from ARK(1)	Aggregate Compensation from DSU(1)	Aggregate Compensation from BHD(1)	Total Compensation from Closed-End Complex(5)	Number of Registered Investment Companies in Closed-End Complex Overseen by Board Member
Michael J. Castellano (2)	$2,048	$3,882	$368	$275,000	94
Richard E. Cavanagh (2) (4)	$2,832	$5,368	$1,199	$395,000	94
Frank J. Fabozzi (2) (4)	$2,320	$4,398	$958	$320,000	94
Kathleen F. Feldstein (2)	$1,862	$3,529	$801	$250,000	94
R. Glenn Hubbard (2)	$1,936	$3,671	$833	$260,000	94
James T. Flynn (2)	$2,048	$3,882	$881	$275,000	94
Jerrold B. Harris (2)	$2,011	$3,812	$865	$270,000	94
W. Carl Kester (2) (4)	$2,171	$4,116	$894	$300,000	94
Karen P. Robards (2) (4)	$2,730	$5,175	$1,135	$375,000	94
Henry Gabbay (3) (4)	$1,551	$2,951	$655	$206,250	94

(1) Information is for the Fund's most recent fiscal year.
(2) Total amount of deferred compensation payable by the Closed-End Complex, as of 12/31/12, to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Dr. Hubbard, Mr. Flynn, Mr. Harris, Dr. Kester, and Ms. Robards  is $135,875, $599,111, $545,068, $633,776, $931,806, $930,159, $867,683, $507,359 and $481,779, respectively.

(3) As of December 31, 2012 the Board Member did not participate in the deferred compensation plan.
(4) Each Leverage Committee member was paid a retainer of $25,000 for the year ended December 31, 2012.
(5) Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2012. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Dr. Hubbard, Mr. Flynn, Mr. Harris, Dr. Kester, Ms. Robards and Mr. Castellano deferred $37,000, $29,500, $75,000, $130,000, $137,500, $135,000, $75,000, $70,000 and $82,500, respectively.

Independent Board Member Ownership of Securities

As of May 31, 2013, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Advisors or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

Information Pertaining to the Executive Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.  With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

Each executive officer is an "interested person" of the Funds (as defined in the 1940 Act) by virtue of that individual's position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 55 East 52nd Street New York, New York 10055 1964	President and Chief Executive Officer	Annual; Since 2011
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne F. Ackerley 55 East 52nd Street New York, New York 10055 1962	Vice President *	Annual; Since 2007
Managing Director of BlackRock, Inc. since 2000; Chief Marketing Officer of BlackRock, Inc. since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to 2006.

Robert W. Crothers 55 East 52nd Street New York, New York 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010; Associate of BlackRock, Inc. from 2006 to 2008.

Brendan Kyne 55 East 52nd Street New York, New York 10055 1977	Vice President	Annual; Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock's U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Neal J. Andrews 55 East 52nd Street New York, New York 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, New York 10055 1970	Treasurer	Annual; Since 2007
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of MLIM and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, New York 10055 1959	Chief Compliance Officer ("CCO") and Anti-Money Laundering Officer	Annual; Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Janey Ahn 55 East 52nd Street New York, New York 10055 1975	Secretary	Annual; Since 2012
Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

*	Ms. Ackerley was Chief Executive Officer of the Funds from 2009 to 2011 and Vice President from 2007 to 2009. She was also President of the Funds, from 2009 to 2011.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund's governing documents are subject to any limitations imposed by applicable law.

The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the "Indemnification Agreement"). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund's governing documents to Board Members who leave that Fund's Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund's governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.'s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds' Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund's equity securities, the Investment Advisor and certain officers of the Investment Advisor (including in some cases former Section 16 insiders for a period of up to 6 months), to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all such applicable SEC filing requirement for the Funds' most recently concluded fiscal year

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Investment Advisor was approved by the respective Fund's Board, including a majority of the Independent Board Members. Certain administrative services are also provided to the Funds by the Investment Advisor pursuant to the investment management agreement between each Fund and the Investment Advisor. The Investment Advisor and its affiliates provide each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds' websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

BlackRock Advisors, LLC acts as the investment advisor for each Fund. ARK pays the Investment Advisor a monthly management fee of 0.50% based on the Fund's average daily Managed Assets. BHD pays the Investment Advisor a monthly management fee of 0.75% based on the Fund's average weekly Managed Assets. DSU pays the Investment Advisor a monthly management fee of 0.60% based on the Fund's average daily Managed Assets. "Managed Assets" means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.55% of the Combined Fund's average daily Managed Assets.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund's Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund's Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days' written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor's part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees paid by the Funds to the Investment Advisor and any amounts waived by the Investment Advisor.

Advisory Fees Paid to the Investment Advisor

	Paid to the Investment Advisor
For the Fiscal Year Ended	ARK	DSU

February 28, 2013	$1,619,965	$3,790,193
February 29, 2012	$1,496,938	$3,508,300
February 28, 2011	$1,349,606	$3,160,807

	Waived by the Investment Advisor
For the Fiscal Year Ended	ARK	DSU

February 28, 2013	$1,009	$1,545
February 29, 2012	$992	$1,506
February 28, 2011	$2,085	$2,372

Paid to the Investment Advisor
For the Fiscal Year Ended	BHD

August 31, 2012	$897,234
August 31, 2011	$910,284
August 31, 2010	$733,733

Waived by the Investment Advisor
For the Fiscal Year Ended	BHD

August 31, 2012	$317
August 31, 2011	$1,031
August 31, 2010	$23,773

Sub-Investment Advisory Agreements

BlackRock Financial Management, Inc. acts as the sub-advisor for each Fund (the "Sub-Advisor"). The Investment Advisor and each Fund has entered into a separate sub-advisory agreement with each Sub-Advisor under which the Investment Advisor pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Investment Advisor. The Investment Advisor, and not any of the Funds, would be responsible for paying the Sub-Advisor from its advisory compensation.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not terminated earlier, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of a Fund's Board or the vote of a majority of the outstanding voting securities of a Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by a Fund or the Investment Advisor (upon the vote of a majority of a Fund's Board or a majority of the outstanding voting securities of a Fund) or by the Sub-Advisor, upon 60 days' written notice by either party to the other, which notice can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provide that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under the sub-investment advisory agreement. The sub-investment advisory agreements also provide for indemnification by each Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The following table sets forth the sub-advisory fees paid by the Investment Advisor to the Sub-Advisor.

Advisory Fees Paid to BlackRock Financial Management, Inc.

Paid to the Sub-Advisor
For the Fiscal Year Ended	ARK	DSU

February 28, 2013	$726,473	$1,701,486
February 29, 2012	--	--
February 28, 2011	--	--

Paid to the Sub-Advisor
For the Fiscal Year Ended	BHD

August 31, 2012	$344,398
August 31, 2011	$345,848
August 31, 2010	$269,341

OTHER AGREEMENTS

Fund Accounting Agreement

Fund accounting services are provided to the Funds by State Street Bank and Trust Company (the "Accounting Services Provider") pursuant to a fund accounting agreement that was entered into by the Funds and State Street Bank and Trust Company. The table below shows the amounts paid by the Funds to the Accounting Services Provider and to the Investment Advisor for such services for the periods indicated:

Accounting Services	ARK
For the Fiscal Year Ended	Paid to State Street	Paid to the Investment Advisor

February 28, 2013	$70,067	--
February 29, 2012	$63,609	--
February 28, 2011	$47,230	$4,242

Accounting Services	BHD
For the Fiscal Year Ended	Paid to State Street	Paid to the Investment Advisor

August 31, 2012	$69,736	--
August 31, 2011	$22,681	$751
August 31, 2010	$17,359	$1,885

Accounting Services	DSU
For the Fiscal Year Ended	Paid to State Street	Paid to the Investment Advisor

February 28, 2013	$111,417	--
February 29, 2012	$104,065	--
February 28, 2011	$88,352	$8,322

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For ARK, as of February 28, 2013:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	7	16	13	0	7	0
	$3.95 Billion	$3.74 Billion	$3.23 Billion	$0	$1.52 Billion	$0
C. Adrian Marshall	7	16	13	0	7	0
	$3.95 Billion	$3.74 Billion	$3.23 Billion	$0	$1.52 Billion	$0
James Keenan	19	20	27	0	7	4
	$16.30 Billion	$10.57 Billion	$6.70 Billion	$0	$1.52 Billion	$571.8 Million

For BHD, as of August 31, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	6	13	79	0	6	1
	$2.32 Billion	$77.98 Billion	$52.29 Billion	$0	$74.59 Billion	$514.2 Million
Derek Schoenhofen	10	4	30	0	1	4
	$11.43 Billion	$5.97 Billion	$7.76 Billion	$0	$417.8 Million	$571.2 Million
James Keenan	17	12	29	0	8	4
	$14.47 Billion	$8.20 Billion	$7.12 Billion	$0	$2.14 Billion	$571.2 Million

For DSU, as of February 28, 2013:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	7	16	13	0	7	0
	$3.72 Billion	$3.74 Billion	$3.23 Billion	$0	$1.52 Billion	$0
C. Adrian Marshall	7	16	13	0	7	0
	$3.72 Billion	$3.74 Billion	$3.23 Billion	$0	$1.52 Billion	$0
James Keenan	19	20	27	0	7	4
	$16.07 Billion	$10.57 Billion	$6.70 Billion	$0	$1.52 Billion	$571.8 Million

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Acquiring Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Acquiring Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Acquiring Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Acquiring Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Messrs. Hart, Keenan and Marshall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Hart, Keenan and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Acquiring Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Acquiring Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Acquiring Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Leland Hart C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart, Keenan and Marshall have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.  Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers
ARK and DSU, as of February 28, 2013

Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	ARK	DSU
Leland Hart	None	None

James Keenan	None	$10,001-$50,000
C. Adrian Marshall	None	None

BHD, as of August 31, 2012

Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	BHD
Leland Hart	None
James Keenan	$1-$10,000
C. Adrian Marshall	None

Portfolio Transactions and Brokerage Allocation

The Advisors are responsible for decisions to buy and sell securities for the Acquiring Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Acquiring Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Acquiring Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisors are responsible for effecting securities transactions of the Acquiring Fund and will do so in a manner deemed fair and reasonable to shareholders of the Acquiring Fund and not according to any formula. The Advisors' primary considerations in selecting the manner of executing securities transactions for the Acquiring Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Acquiring Fund.  However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisors are able to fulfill their obligation to furnish a continuous investment program to the Acquiring Fund without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisors, and does not reduce the Advisors' normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisors' expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisors manage may own from time to time some of the same investments as the Acquiring Fund. Investment decisions for the Acquiring Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisors in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Acquiring Fund. In other cases, however, the ability of the Acquiring Fund to participate in volume transactions may produce better execution for the Acquiring Fund. It is the opinion of the Acquiring Fund Board that this advantage, when combined with the other benefits available due to the Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Acquiring Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Acquiring Fund may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Acquiring Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

	Aggregate Brokerage Commissions
For the Fiscal Year Ended	ARK	DSU

February 28, 2013	$9,802	$513
February 29, 2012	$3,392	$940
February 28, 2011	$6,364	$77,372

Aggregate Broker Commissions
For the Fiscal Year Ended	BHD

August 31, 2012	$5,950
August 31, 2011	$3,574
August 31, 2010	$3,002

Each Fund paid no commissions to affiliates during each Fund’s previous three fiscal years.

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to affiliates of the Funds and to retain an affiliate of the Funds as lending agent. Pursuant to that order, each Fund has retained an affiliate of BlackRock as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. The securities lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

Each Fund paid no security lending agent fees to the security lending agent during each Fund's previous three fiscal years.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. ("PNC") has a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), with respect to each Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, directors, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of each Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing each Fund. These are considerations of which investors in each Fund should be aware, and which may cause conflicts of interest that could disadvantage each Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by each Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of each Fund and/or that engage in transactions in the same types of securities, currencies and instruments as each Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which each Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which a Fund invests, which could have an adverse impact on such Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for each Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of each Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of each Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for each Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of each Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by each Fund. Moreover, it is possible that each Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for each Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, each Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of each Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of each Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing each Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing each Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in each Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of each Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions.

In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Acquiring Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of each Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of each Fund. To the extent affiliated transactions are permitted, each Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by each Fund. The Acquiring Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for each Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to each Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to each Fund or its shareholders will be required, and no fees or other compensation payable by each Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to each Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on each Fund. The Acquiring Fund will be required to establish business relationships with its counterparties based on each Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with each Fund's establishment of its business relationships, nor is it expected that each Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating each Fund's creditworthiness.

Under a securities lending program approved by each Fund's Board, each Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for each Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for each Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and each Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of each Fund. In addition, under certain circumstances, each Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, each Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing each Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to each Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including each Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including each Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Other Information—Proxy Voting Policies."

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund's expense ratio.

It is possible that each Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. Each Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for each Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for each Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of each Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of each Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to each Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to each Fund's pricing vendors and/or fund accountants, there may be instances where a Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, each Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset's "fair value," BlackRock seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what each Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining each Fund's NAV. As a result, each Fund's sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, each Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of each Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for each Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, each Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding each Fund's portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that each Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to each Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of each Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, each Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of each Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, each Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause a Fund to invest in different portfolios than other BlackRock funds which may result in such Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund's custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock's portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

All securities owned by BHD and all cash, including proceeds from the sale of securities in BHD's investment portfolio, are held by State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, as custodian. With respect to BHD, State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

All securities owned by ARK and DSU and all cash, including proceeds from the sale of securities in each of ARK's and DSU's investment portfolio, are currently held by The Bank of New York Mellon ("BNY"), One Wall Street, New York, New York 10286, as custodian.  With respect to ARK and DSU, BNY is currently responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons.

BNY does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

All securities that will be owned by the Combined Fund and all cash, including proceeds from the sale of securities in the Combined Fund’s investment portfolio, will be held by State Street as custodian. With respect to the Combined Fund, State Street will be responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street will not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund's transfer agent with respect to the Fund's common shares.

Code of Ethics

Each of the Funds, the Investment Advisor and the Sub-Advisor has adopted a code of ethics (the "Code of Ethics") in compliance with  Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov.  In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the  Codes of Ethics  may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for each Fund's securities to the Investment Advisor pursuant to the Investment Advisor's proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor's clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor's Portfolio Management Group and/or the Investment Advisor's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of the Funds' Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board has appointed       to be each Fund's independent registered public accounting firm.       is located at      .

FINANCIAL STATEMENTS

The financial statements of ARK for the fiscal year ended February 28, 2013 are incorporated by reference herein to ARK's annual report filed on Form N-CSR on May 1, 2013.

The financial statements of BHD for the fiscal year ended August 31, 2012 are incorporated by reference herein to BHD's annual report filed on Form N-CSR on November 5, 2012. The unaudited financial statements of BHD for the semi-annual period ended February 28, 2013 are incorporated by reference herein to BHD's semi-annual report filed on Form N-CSRS on May 1, 2013.

The financial statements of DSU for the fiscal year ended February 28, 2012 are incorporated by reference herein to DSU's annual report filed on Form N-CSR on May 1, 2013.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds with the Acquiring Fund which include: (i) Pro forma Condensed Combined Schedule of Investments at February 28, 2013; (ii) Pro forma Condensed Combined Statement of Assets and Liabilities at February 28, 2013; (iii) Pro forma Condensed Combined Statement of Operations for the 12-month period ended February 28, 2013; and (iv) Notes to Pro forma Condensed Combined Financial Statements.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[DATE]

In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [TARGET FUND NAME], a registered [non-]diversified closed-end investment company, File No. 811-[▪], (the "Target Fund"), BlackRock Debt Strategies Fund, Inc., a registered diversified closed-end investment company, File No. 811-08603 (the "Acquiring Fund"); the Acquiring Fund and the Target Fund are collectively referred to as the "Funds"), each hereby agree as follows:

1.         REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)           The Acquiring Fund is a corporation, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement.  The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)           The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)           The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the stockholders of the Acquiring Fund (the "Acquiring Fund Stockholders") as described in Section 9(a) hereof.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund's Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)           The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by [•], each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)           An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(g) herein) (together, the "Acquiring Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund [shareholders / stockholders] (the "Target Fund [Shareholders/Stockholders]") pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f)           There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization.  The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)           There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h)           The Acquiring Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)           The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund's Annual Report for the year ended February 28, 2013, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization.  As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j)           No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund  of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k)           The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the stockholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l)           The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)           The Acquiring Fund is authorized to issue [▪] shares of common stock, par value $0.10 per share (the "Acquiring Fund Common Shares").  Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by applicable law).

(n)           The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)           The Acquiring Fund Common Shares to be issued to the Target Fund [Shareholders/Stockholders] pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights (except as provided by applicable law), and no  Acquiring Fund Stockholder will have any preemptive right of subscription or purchase in respect thereof.

(p)           At or prior to the Closing Date, the Acquiring Fund Common Shares to be issued to the Target Fund [Shareholders/Stockholders]  on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of stock of the Fund presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q)           At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the Acquiring Fund Common Shares to the [shareholders / stockholders] of the Target Fund.

(r)           The Acquiring Fund has elected to qualify and has qualified as a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.         REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)           The Target Fund is a [statutory trust / corporation] duly organized, validly existing and in good standing in conformity with the laws of the [State of Delaware / State of Maryland], and has the power to own all of its assets and to carry out this Agreement.  The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)           The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)           The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the Target Fund [Shareholders/Stockholders] as described in Section 8(a) hereof.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund's Board of [Directors / Trustees] and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)           The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by [•], and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)           An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the "Target Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund [Shareholders/Stockholders] pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)           There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization.  The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)           There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)           The Target Fund is not obligated under any provision of its [charter / agreement and declaration of trust] or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)           The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund's Annual Report for the year ended [FISCAL YEAR END DATE], those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization.  As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k)           The N-14 Registration Statement, on its effective date, at the time of the Target Fund [Shareholders/Stockholders] meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(l)           The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)           The Target Fund is authorized to issue [an unlimited number of / 200,000,000] [shares of common stock / common shares], par value $[0.10 / 0.001] per share (the "Target Fund Common Shares").  Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by [the Target Fund's agreement and declaration of trust or] applicable law).

(n)           All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o)           The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(p)           The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.         THE REORGANIZATION.

(a)           Subject to receiving the requisite approvals of the Target Fund [Shareholders / Stockholders] and the Acquiring Fund Stockholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, at the Effective Time (as defined in Section 3(d) herein), the Target Fund shall be merged with and into Acquiring Fund, the separate existence of the Target Fund as a [statutory trust / corporation] and registered investment company shall cease and the Acquiring Fund shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the "Surviving Fund").  The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the Maryland General Corporation Law.

(b)           If the investment adviser is determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that  the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund's Board of [Directors / Trustees] or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c)           Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its [shareholders / stockholders] (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

(d)           Upon the terms and subject to the conditions of this Agreement, on the Closing Date, each Fund shall cause the Reorganization to be consummated by filing an articles or certificate of merger (the "Articles of Merger") with the appropriate authority or agency in such Fund's state of organization in accordance with applicable law.  The Reorganization shall become effective at such time as the Articles of Merger is duly filed with each Fund's state of organization, or at such subsequent date or time as the Acquiring Fund and the Target Fund shall agree and specify in the Articles of Merger (the "Effective Time").

(e)           At the Effective Time, the effect of the Reorganization with respect to a Fund shall be as provided in the applicable provisions of the applicable laws of such Fund's state of organization. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund and the Acquiring Fund shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund and the Acquiring Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(f)           Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, the Acquiring Fund will issue Acquiring Fund Common Shares to the Target Fund [Shareholders / Stockholders] in exchange for their Target Fund Common Shares.  Such distributions shall be accomplished by the opening of [shareholder / stockholder] accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund [Shareholders/Stockholders] based on their respective holdings in the Target Fund as of the Valuation Time.

(g)           The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the "Valuation Time").

(h)           At the Effective Time, the charter of the Acquiring Fund in effect immediately prior to the Effective Time shall continue to be the charter of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

(i)           From and after the Effective Time, the directors and officers of the Acquiring Fund shall be the directors and officers of the Surviving Fund, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the operating agreement of the Surviving Fund.

(j)           For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

(k)           The Acquiring Fund shall use its reasonable efforts to amend its [Amended and Restated Credit Agreement] with State Street Bank and Trust Company on or prior to the Closing Date to effect such changes as may be necessary or desirable in connection with the Reorganization.

4.         ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

(a)           At the Effective Time, the Target Fund Common Shares outstanding immediately prior to the Effective Time shall be converted into the right to receive Acquiring Fund Common Shares with an aggregate net asset value of the Target Fund Common Shares outstanding immediately prior to the Effective Time.  The aggregate net asset value of such shares shall be determined as set forth below.

(b)           The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund.  The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.  For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(c)           The Acquiring Fund shall issue to the Target Fund [Shareholders/Stockholders] book entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund [Shareholders/Stockholders] on the basis of each holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares.  With respect to any Target Fund [Shareholders/Stockholders] holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund [Shareholder / Stockholder] to receive new book entry interests of the Acquiring Fund Common Shares, until such [shareholder / stockholder] has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond.  The Target Fund, at its own expense, will request its Target Fund [Shareholders / Stockholders] to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(d)           No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account.  In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.         PAYMENT OF EXPENSES.

(a)           The Target Fund and the Acquiring Fund and any other closed-end investment company that  merges with and into the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a "Fund") will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of [Directors / Trustees] [as applicable], expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund's state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission ("SEC"), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to [shareholders / stockholders], the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, audit fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the [Directors / Trustees] of the Funds.  Neither the Funds nor the investment adviser will pay any expenses of [shareholders / stockholders] arising out of or in connection with the Reorganization.

(b)           If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6.         COVENANTS OF THE FUNDS.

(a)           COVENANTS OF EACH FUND.

(i)           Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii)           Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.  Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.  The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable periods ending on or before the Closing Date.

(b)           COVENANTS OF THE ACQUIRING FUND.

(i)           The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.  Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)           The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund’s portfolio investments, except for dispositions made in the ordinary course of business.

(iii)           Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv)           The Acquiring Fund shall use its reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange  prior to the Closing Date.

(v)           The Acquiring Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)           COVENANTS OF THE TARGET FUND.

(i)           The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(ii)           The Target Fund agrees to mail to its [shareholders / stockholders] of record entitled to vote at the special meeting of [shareholders / stockholders] at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iii)           After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.  Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(iv)           The Target Fund shall use its reasonable efforts to terminate its [Amended and Restated Credit Agreement] with State Street Bank and Trust Company on or prior to the Closing Date.

7.         CLOSING DATE.

(a)           The closing of the Reorganization (the "Closing") shall occur at [TIME] at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the "Closing Date").

(b)           The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund’s portfolio securities.

(c)           As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund [Shareholders / Stockholders] of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund [Shareholder / Stockholder], certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.         CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)         That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of the Target Fund and by an affirmative vote of the Target Fund [Stockholders / Shareholders] representing [either (i) 66 2/3% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares, whichever is less]/[a majority of the outstanding shares entitled to vote on the Reorganization]; and that the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board of Directors of the Acquiring Fund, and a certificate setting forth the vote of the Acquiring Fund Stockholders approving the Reorganization, including the issuance of additional Acquiring Fund Common Shares in connection therewith, and certified by the Acquiring Fund's Secretary.

(b)           That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)           That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)           That the Target Fund shall have received the opinion of Skadden, and/or local Maryland counsel, as applicable, each acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i)           based solely on our review of a certificate dated [DATE], and a bringdown verification thereof, dated the date hereof, from the Secretary of State of the State of Maryland with respect to the Acquiring Fund’s existence and good standing in the State of Maryland, the Acquiring Fund is validly existing and in good standing under the MGCL;

(ii)           the Acquiring Fund is registered as a diversified closed-end management investment company under the 1940 Act;

(iii)           the Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(iv)           this Agreement has been duly authorized, executed and delivered by all requisite corporate action on the part of the Acquiring Fund under the MGCL;

(v)           this Agreement constitutes a valid and binding obligation of the  Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of New York;

(vi)           neither the execution and delivery by the  Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the charter or by-laws of the Acquiring Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv)

violates any law, rule or regulation of the State of New York, the State of Maryland or the United States of America;

(vii)           neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(viii)           the Acquiring Fund Common Shares have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the MGCL and when the issuance and sale thereof are duly recorded in the share record books of the Acquiring Fund and when the securities are delivered to and paid for by the Target Fund in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable (except as provided by applicable law) and free and clear of any preemptive rights or any similar rights arising under the MGCL.

(f)           That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)           That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h)           That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.         CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)         That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of the Acquiring Fund and by an affirmative vote of the Acquiring Fund Shareholders representing a majority of the outstanding shares entitled to vote on the Reorganization; and that the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of [Directors / Trustees] of the Target Fund, and a certificate setting forth the vote of the holders of Target Fund Common Shares approving the Reorganization obtained, each certified by its Secretary.

(b)           That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund's behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the its portfolio securities since that date or changes in the market value of the its portfolio securities.

(c)           That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)           That the Acquiring Fund shall have received the opinion of Skadden, [and/or local Maryland counsel, as applicable, each acting as, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)           based solely on our review of a certificate dated [DATE], and a bringdown verification thereof, dated the date hereof, from the Secretary of [State of the State of Delaware / State of the State of Maryland] with respect to the Target Fund’s existence and good standing in the State of [Delaware / Maryland], the Target Fund is validly existing and in good standing under the [DSTA / MGCL];

(ii)           the Target Fund is registered as a [non-]diversified closed-end management investment company under the 1940 Act;

(iii)           the Target Fund has the [statutory trust / corporate] power and authority to execute, deliver and perform all of its obligations under this Agreement under the [DSTA / MGCL];

(iv)           this Agreement has been duly authorized, executed and delivered by all requisite [statutory trust / corporate] action on the part of the  Target Fund under the [DSTA / MGCL];

(v)           this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of New York;

(vi)                 neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the [charter / agreement and declaration of trust] or by-laws of the Target Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates any law, rule or regulation of the State of New York, the [State of Delaware / State of Maryland] or the United States of America; and

(vii)           neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(f)           That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)           That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(h)           That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(i)           That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its [shareholders / stockholders] all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

10.         TERMINATION, POSTPONEMENT AND WAIVERS.

(a)           Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the [shareholders / stockholders] of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)           If the transactions contemplated by this Agreement have not been consummated by [▪], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, [managers, members,] officers, agents or [shareholders / stockholders] in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d)           At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of [Directors / Trustees] after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the [shareholders / stockholders] of their respective Fund, on behalf of which such action is taken.

(e)           The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents, [shareholders / stockholders] [managers or members] or members shall have any liability with respect to such representations or warranties after the Closing Date.  This provision shall not protect any officer, director, trustee, agent, [shareholders / stockholders] [managers or members] of either the Funds against any liability to the entity for which that officer, director, trustee, agent, [shareholders / stockholders] [manager or member] so acts or to its [shareholders / stockholders] [or members], to which that officer, director, trustee, agent. [shareholders / stockholders], [manager or member] otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)           If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of

[Directors / Trustees] of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund [Shareholders / Stockholders] and the Acquiring Fund Stockholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund [Shareholders / Stockholders], in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund [Shareholders / Stockholders] prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target [Shareholders / Stockholders] at which such conditions so imposed shall be submitted for approval.

11.         INDEMNIFICATION.

(a)           Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)           The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder.  The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement.  The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor.  At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense.  If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim.  The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense.  If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense.  Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.         OTHER MATTERS.

(a)           All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)           All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid.  Notice to the Target Fund shall be addressed to [NAME OF TARGET FUND] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund.  Notice to the Acquiring Fund shall be addressed to BlackRock Debt Strategies Fund, Inc., c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund.  Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)           This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)           This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards, as applicable, at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund's [Shareholders / Stockholders] or the Acquiring Fund’s Stockholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such [shareholders / stockholders] without such further approval.  This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)           This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder.  If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)           It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, [shareholders / stockholders], nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)           This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK DEBT STRATEGIES FUND, INC.

By:
Name:
Title:

[TARGET FUND NAME]

By:
Name:
Title:

Appendix B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro Forma Condensed Combined Schedule of Investments for

BLACKROCK SENIOR HIGH INCOME FUND, INC. ("ARK")
BLACKROCK STRATEGIC BOND TRUST ("BHD")
BLACKROCK DEBT STRATEGIES FUND, INC. ("DSU")

As of February 28, 2013 (Unaudited)

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Asset-Backed Securities
ACAS CLO Ltd., Series 2013-1A, Class D 1.00%, 04/20/25 (a),(b),(c)	USD	250	-	500	750	$238,750	-	$477,500	$716,250
ACAS CLO Ltd., Series 2012-1A, Class D 5.58%, 09/20/23 (a),(c)	USD	500	-	1,000	1,500	502,500	-	1,005,000	1,507,500
Anchorage Capital CLO Ltd., Series 2012-1A, Class B 3.16%, 01/13/25 (a),(c)	USD	750	-	1,500	2,250	719,175	-	1,438,350	2,157,525
Apidos CDO XI, Series 2012-11A, Class D 4.74%, 01/17/23 (a),(c)	USD	525	-	550	1,075	525,787	-	550,825	1,076,612
Atrium CDO Corp., Series 9A, Class D 3.96%, 02/28/24 (a),(c)	USD	250	-	750	1,000	241,750	-	725,250	967,000
Carlyle Global Market Strategies, Series 2013-1A, Class C 4.00%, 02/14/25 (a),(c)	USD	-	-	250	250	-	-	250,000	250,000
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D 4.89%, 01/20/25 (a),(c)	USD	300	-	600	900	300,450	-	600,900	901,350
Cavalry CLO Ltd., Series 2A, Class D 4.38%, 01/17/24 (a),(c)	USD	-	-	500	500	-	-	486,750	486,750
CFIP Clo Ltd., Series 2013-1A, Class D 4.04%, 04/20/24 (a),(c)	USD	500	-	1,000	1,500	474,750	-	949,500	1,424,250
CSAM Funding, Series 2A, Class B1 7.05%, 10/15/16 (c)	USD	500	-	625	1,125	504,100	-	630,125	1,134,225
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C 4.30%, 04/20/23 (a),(c)	USD	405	-	765	1,170	404,996	-	764,992	1,169,988
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D 4.50%, 04/17/22 (a),(c)	USD	650	-	1,250	1,900	646,295	-	1,242,875	1,889,170
Highbridge Loan Management Ltd., Series 2012-1A, Class C 5.71%, 09/20/22 (a),(c)	USD	650	-	1,200	1,850	653,900	-	1,207,200	1,861,100
ING Investment Management, Series 2012-4A, Class C 4.73%, 10/15/23 (a),(c)	USD	500	-	600	1,100	504,160	-	604,992	1,109,152
ING Investment Management, Series 2012-2A, Class D 4.85%, 10/15/22 (a),(c)	USD	675	-	1,275	1,950	676,687	-	1,278,187	1,954,874
LCM IX LP, Series 9A, Class E 4.51%, 07/14/22 (a),(c)	USD	500	-	1,000	1,500	444,950	-	889,900	1,334,850
LCM XI LP, Series 11A, Class D2 4.25%, 04/19/22 (a),(c)	USD	700	-	1,300	2,000	693,000	-	1,287,000	1,980,000

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C 4.56%, 01/15/24 (a),(c)	USD	400	-	750	1,150	$388,000	-	$727,500	$1,115,500
OZLM Funding Ltd., Series 2013-3A, Class C 4.15%, 01/22/25 (a),(c)	USD	250	-	500	750	244,425	-	488,850	733,275
OZLM Funding Ltd., Series 2012-2A, Class C 5.08%, 10/30/23 (a),(c)	USD	-	-	500	500	-	-	504,650	504,650
Regatta Funding LP, Series 2013-2A, Class C 4.80%, 01/15/25 (a),(c)	USD	750	-	-	750	723,675	-	-	723,675
Symphony CLO IX LP, Series 2012-9A, Class D 4.55%, 04/16/22 (a),(c)	USD	525	-	1,075	1,600	521,693	-	1,068,228	1,589,921
Symphony CLO X Ltd., Series 2012-10A, Class D 5.55%, 07/23/23 (a),(c)	USD	650	-	1,200	1,850	658,125	-	1,215,000	1,873,125
West CLO Ltd., Series 2012-1A, Class C 5.05%, 10/30/23 (a),(c)	USD	590	-	1,145	1,735	597,617	-	1,159,782	1,757,399
Total Asset-Backed Securities	3.7%					10,664,785	-	19,553,356	30,218,141
			Shares
Common Stocks
Chemicals	0.0%
GEO Specialty Chemicals, Inc.		142,000	-	339,340	481,340	93,315	-	222,268	315,583
Containers & Packaging	0.6%
Smurfit Kappa Plc		18,000	-	36,342	54,342	281,815	-	563,629	845,444
Diversified Financial Services	0.1%
Kcad Holdings I Ltd.		-	-	756,012,055	756,012,055	-	-	5,103,081	5,103,081
Diversified Telecommunication Services	0.0%
Broadview Networks Holdings, Inc. (d)		-	5,037	-	5,037	-	$33,697	-	33,697
Electrical Equipment	0.0%
Medis Technologies Ltd. (d)		-	-	286,757	286,757	-	-	3	3
Hotels, Restaurants & Leisure
HRP PIK Corp., Class B		-	-	5,000	5,000	-	-	-	-
Media	0.0%
Adelphia Recovery Trust		-	396,568	-	396,568	-	793	-	793
Metals & Mining	0.1%
Euramax International		1,000	-	2,337	3,337	193,992	-	484,990	678,982
Paper & Forest Products	1.0%
Ainsworth Lumber Co. Ltd. (d)		655,000	-	1,545,197	2,200,197	2,076,644	-	4,899,679	6,976,323
NewPage Corp.		-	3,380	9,120	12,500	-	287,300	775,200	1,062,500
Western Forest Products, Inc. (d),(c)		-	-	211,149	211,149	-	-	255,938	255,938
						2,076,644	287,300	5,930,817	8,294,761
Semiconductors & Semiconductor Equipment	0.0%
SunPower Corp. (d)		-	-	1,707	1,707	-	-	20,040	20,040
Software	0.2%
Bankruptcy Management Solutions, Inc. (d)		-	84	1,870	1,954	-	1	19	20
HMH Holdings/EduMedia (d)		30,000	-	52,041	82,041	550,388	-	954,073	1,504,461
						550,388	1	954,092	1,504,481
Specialty Retail	0.0%
Movie Gallery, Inc.		-	-	503,737	503,737	-	-	5	5
Total Common Stocks	2.0%					3,196,154	321,791	13,278,925	16,796,870

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Corporate Bonds
Aerospace & Defense	0.9%
Bombardier, Inc., 4.25%, 01/15/16 (c)	USD	515	85	980	1,580	$534,312	$88,187	$1,016,750	$1,639,249
DigitalGlobe, Inc., 5.25%, 02/01/21 (c)	USD	441	-	831	1,272	437,693	-	824,767	1,262,460
Huntington Ingalls Industries, Inc., 7.13%, 03/15/21	USD	375	60	715	1,150	408,750	65,400	779,350	1,253,500
Kratos Defense & Security Solutions, Inc., 10.00%, 06/01/17	USD	692	-	1,364	2,056	763,795	-	1,505,515	2,269,310
Meccanica Holdings USA, Inc., 6.25%, 07/15/19 (c)	USD	-	200	405	605	-	205,516	416,170	621,686
						2,144,550	359,103	4,542,552	7,046,205
Airlines	0.4%	-	-	-	-
American Airlines Pass-Through Trust, Series 2011-2, Class A 8.63%, 04/15/23	USD	202	-	381	583	210,213	-	395,983	606,196
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 04/29/18	USD	780	125	1,485	2,390	778,050	124,687	1,481,288	2,384,025
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B 9.75%, 06/17/18	USD	82	36	170	288	91,256	39,924	188,214	319,394
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1 6.72%, 07/02/24	USD	-	137	-	137	-	151,542	-	151,542
US Airways Pass-Through Trust, Series 2011-1, Class C 10.88%, 10/22/14	USD	-	205	-	205	-	216,423	-	216,423
						1,079,519	532,576	2,065,485	3,677,580
Auto Components	1.4%
Continental Rubber of America Corp., 4.50%, 09/15/19 (c)	USD	-	150	150	300	-	153,000	153,000	306,000
Dana Holding Corp., 6.75%, 02/15/21	USD	-	180	-	180	-	195,975	-	195,975
Delphi Corp., 6.13%, 05/15/21	USD	130	-	250	380	141,700	-	272,500	414,200
Icahn Enterprises LP, 7.75%, 01/15/16	USD	110	-	220	330	114,538	-	229,075	343,613
Icahn Enterprises LP, 8.00%, 01/15/18	USD	2,065	670	4,035	6,770	2,212,131	717,738	4,322,494	7,252,363
Jaguar Land Rover Automotive Plc (FKA Jaguar Land Rover Plc), 8.25%, 03/15/20	GBP	-	177	392	569	-	301,062	666,759	967,821
Jaguar Land Rover Automotive Plc (FKA Jaguar Land Rover Plc), 5.63%, 02/01/23 (c)	USD	-	-	425	425	-	-	434,563	434,563
Titan International, Inc., 7.88%, 10/01/17	USD	490	-	940	1,430	525,525	-	1,008,150	1,533,675
Venture Holdings Co. LLC, Series B 9.50%, 07/01/05 (d),(e)	USD	3,325	-	1,800	5,125	-	-	-	-
Venture Holdings Co. LLC, 12.00%, 07/01/49 (d),(e)	USD	700	-	4,450	5,150	-	-	-	-
						2,993,894	1,367,775	7,086,541	11,448,210
Beverages	0.2%
Constellation Brands, Inc., 7.25%, 05/15/17	USD	30	-	57	87	34,013	-	64,624	98,637
Constellation Brands, Inc., 6.00%, 05/01/22	USD	172	-	323	495	187,910	-	352,878	540,788
Crown European Holdings SA, 7.13%, 08/15/18	EUR	-	50	52	102	-	70,663	73,489	144,152
Crown European Holdings SA, 7.13%, 08/15/18 (c)	EUR	-	89	244	333	-	125,780	344,835	470,615
Refresco Group BV, 7.38%, 05/15/18	EUR	-	-	213	213	-	-	290,679	290,679
						221,923	196,443	1,126,505	1,544,871
Building Products	0.6%
Building Materials Corp. of America, 6.75%, 05/01/21 (c)	USD	410	230	590	1,230	440,238	246,963	633,512	1,320,713

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Building Materials Corp. of America, 7.00%, 02/15/20 (c)	USD	485	210	1,000	1,695	$525,012	$227,325	$1,082,500	$1,834,837
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD	195	65	375	635	200,119	66,706	384,844	651,669
USG Corp., 9.75%, 01/15/18	USD	-	-	980	980	-	-	1,152,725	1,152,725
						1,165,369	540,994	3,253,581	4,959,944
Capital Markets	0.5%
E*Trade Financial Corp., Series A 0.00%, 08/31/19 (c),(f)	USD	-	100	-	100	-	104,563	-	104,563
E*Trade Financial Corp., 0.01%, 08/31/19 (c),(g),(f)	USD	-	-	593	593	-	-	620,056	620,056
Goldman Sachs Group, Inc., 5.38%, 03/15/20	USD	-	225	-	225	-	258,662	-	258,662
Goldman Sachs Group, Inc., 6.00%, 06/15/20	USD	-	250	-	250	-	298,191	-	298,191
Goldman Sachs Group, Inc., 5.75%, 01/24/22	USD	-	525	-	525	-	615,925	-	615,925
KKR Group Finance Co. LLC, 6.38%, 09/29/20 (c)	USD	180	120	365	665	211,676	141,117	429,231	782,024
Merrill Lynch & Co., Inc., 6.05%, 05/16/16	USD	-	325	-	325	-	362,582	-	362,582
Morgan Stanley, 5.63%, 09/23/19	USD	-	320	-	320	-	370,186	-	370,186
Nuveen Investments, Inc., 9.13%, 10/15/17 (c)	USD	-	-	302	302	-	-	303,510	303,510
						211,676	2,151,226	1,352,797	3,715,699
Chemicals	4.1%
Ashland, Inc., 3.88%, 04/15/18 (c)	USD	255	-	475	730	258,825	-	482,125	740,950
Axiall Corp., 4.88%, 05/15/23 (c)	USD	148	63	282	493	150,220	63,945	286,230	500,395
Celanese US Holdings LLC, 5.88%, 06/15/21	USD	581	507	1,104	2,192	634,743	553,897	1,206,120	2,394,760
Ciech Group Financing AB, 9.50%, 11/30/19	EUR	-	100	130	230	-	142,305	184,996	327,301
Eagle Spinco, Inc., 4.63%, 02/15/21 (c)	USD	312	133	598	1,043	317,070	135,161	607,717	1,059,948
GEO Specialty Chemicals, Inc., 7.50%, 03/31/15 (c),(f),(h)	USD	1,869	-	4,171	6,040	3,195,345	-	7,132,046	10,327,391
Huntsman International LLC, 4.88%, 11/15/20	USD	237	-	455	692	233,445	-	448,175	681,620
Huntsman International LLC, 4.88%, 11/15/20	USD	422	180	803	1,405	417,780	178,200	794,970	1,390,950
Huntsman International LLC, 8.63%, 03/15/21	USD	395	65	735	1,195	446,350	73,450	830,550	1,350,350
INEOS Finance Plc, 7.50%, 05/01/20 (c)	USD	125	85	295	505	134,688	91,588	317,863	544,139
Kraton Polymers LLC, 6.75%, 03/01/19	USD	-	45	-	45	-	46,800	-	46,800
LyondellBasell Industries NV, 5.00%, 04/15/19	USD	615	-	562	1,177	685,725	-	626,630	1,312,355
LyondellBasell Industries NV, 6.00%, 11/15/21	USD	398	-	368	766	467,650	-	432,400	900,050
LyondellBasell Industries NV, 5.75%, 04/15/24	USD	935	664	1,775	3,374	1,086,937	771,900	2,063,437	3,922,274
Nexeo Solutions LLC, 8.38%, 03/01/18	USD	-	30	-	30	-	29,325	-	29,325
NOVA Chemicals Corp., 8.63%, 11/01/19	USD	300	-	570	870	340,500	-	646,950	987,450
Nufarm Australia Ltd., 6.38%, 10/15/19 (c)	USD	120	60	225	405	127,200	63,600	238,500	429,300
Orion Engineered Carbons Bondco GmbH, 9.63%, 06/15/18 (c)	USD	400	-	800	1,200	440,000	-	880,000	1,320,000
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 06/15/18	USD	-	98	-	98	-	142,163	-	142,163
PolyOne Corp., 7.38%, 09/15/20	EUR	-	80	-	80	-	88,600	-	88,600
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	495	350	940	1,785	512,325	362,250	972,900	1,847,475
Tronox Finance LLC, 6.38%, 08/15/20 (c)	USD	829	251	1,569	2,649	823,819	249,431	1,559,194	2,632,444
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 5.75%, 02/01/21	EUR	-	-	100	100	-	-	133,166	133,166
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 05/01/21 (c)	USD	151	-	-	151	156,285	-	-	156,285
						10,428,907	2,992,615	19,843,969	33,265,491

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Commercial Banks	0.7%
Amsouth Bank, Series AI 4.85%, 04/01/13	USD	-	650	-	650	-	$652,275	-	$652,275
Barclays Bank Plc, 5.14%, 10/14/20	USD	-	100	-	100	-	106,077	-	106,077
CIT Group, Inc., 5.00%, 05/15/17	USD	330	-	620	950	$351,037	-	$659,525	1,010,562
CIT Group, Inc., 5.25%, 03/15/18	USD	-	110	-	110	-	118,250	-	118,250
CIT Group, Inc., 6.63%, 04/01/18 (c)	USD	85	110	160	355	96,475	124,850	181,600	402,925
CIT Group, Inc., 5.50%, 02/15/19 (c)	USD	760	120	1,430	2,310	826,500	130,500	1,555,125	2,512,125
CIT Group, Inc., 5.00%, 08/15/22	USD	200	90	390	680	214,000	96,300	417,300	727,600
HSBC Bank Plc, 7.65%, 05/01/25	USD	-	350	-	350	-	474,519	-	474,519
						1,488,012	1,702,771	2,813,550	6,004,333
Commercial Services & Supplies	1.6%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (c)	USD	-	61	206	267	-	65,575	221,450	287,025
ADT Corp., 3.50%, 07/15/22 (c)	USD	-	75	-	75	-	73,366	-	73,366
ADT Corp., 4.88%, 07/15/42 (c)	USD	-	200	-	200	-	190,459	-	190,459
ARAMARK Holdings Corp., 8.63%, 05/01/16 (c),(h)	USD	330	-	625	955	336,603	-	637,506	974,109
ARAMARK Holdings Corp., 5.75%, 03/15/20 (b),(c)	USD	547	-	1,052	1,599	557,940	-	1,073,040	1,630,980
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)	USD	472	183	714	1,369	495,466	191,738	749,986	1,437,190
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)	USD	25	11	55	91	26,875	11,825	59,125	97,825
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (c)	USD	140	-	265	405	141,750	-	268,313	410,063
Clean Harbors, Inc., 5.25%, 08/01/20	USD	226	96	427	749	232,780	98,880	439,810	771,470
Covanta Holding Corp., 6.38%, 10/01/22	USD	420	85	800	1,305	455,421	92,169	867,468	1,415,058
EC Finance Plc, 9.75%, 08/01/17	EUR	-	50	60	110	-	70,989	85,187	156,176
Geo Group, Inc., 7.75%, 10/15/17	USD	450	-	850	1,300	482,625	-	911,625	1,394,250
HDTFS, Inc., 5.88%, 10/15/20 (c)	USD	235	55	305	595	244,400	57,200	317,200	618,800
HDTFS, Inc., 6.25%, 10/15/22 (c)	USD	225	95	425	745	241,875	102,125	456,875	800,875
Mead Products LLC/ACCO Brands Corp., 6.75%, 04/30/20 (c)	USD	113	-	212	325	119,639	-	224,455	344,094
Mobile Mini, Inc., 7.88%, 12/01/20	USD	335	135	640	1,110	372,687	150,188	712,000	1,234,875
RSC Equipment Rental, Inc., 8.25%, 02/01/21	USD	-	165	-	165	-	187,069	-	187,069
Verisure Holding AB, 8.75%, 09/01/18	EUR	-	100	290	390	-	140,999	408,898	549,897
Verisure Holding AB, 8.75%, 12/01/18	EUR	-	100	149	249	-	133,166	198,417	331,583
West Corp., 8.63%, 10/01/18	USD	165	50	315	530	175,725	53,250	335,475	564,450
						3,883,786	1,618,998	7,966,830	13,469,614
Communications Equipment	0.7%
Avaya, Inc., 9.75%, 11/01/15	USD	-	-	288	288	-	-	283,320	283,320
Avaya, Inc., 7.00%, 04/01/19 (c)	USD	264	-	485	749	252,120	-	463,175	715,295
Brocade Communications Systems, Inc., 6.88%, 01/15/20	USD	-	175	-	175	-	191,187	-	191,187
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 01/01/20	USD	1,110	578	1,000	2,688	1,240,425	645,915	1,117,500	3,003,840
Zayo Group LLC/Zayo Capital, Inc., 10.13%, 07/01/20	USD	-	186	1,020	1,206	-	218,085	1,195,950	1,414,035
						1,492,545	1,055,187	3,059,945	5,607,677
Construction & Engineering	0.0%
Boart Longyear Management Property Ltd., 7.00%, 04/01/21	USD	-	75	-	75	-	77,813	-	77,813
Construction Materials	1.1%
Buzzi Unicem SpA, 6.25%, 09/28/18	EUR	-	100	106	206	-	140,438	148,864	289,302
HD Supply, Inc., 8.13%, 04/15/19 (c)(i)	USD	1,695	937	2,080	4,712	1,908,994	1,055,296	2,342,600	5,306,890
HD Supply, Inc., 11.00%, 04/15/20 (c)	USD	-	230	-	230	-	277,150	-	277,150

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
HD Supply, Inc., 7.50%, 07/15/20 (c)	USD	-	379	1,860	2,239	-	$379,474	$1,862,325	$2,241,799
HD Supply, Inc., 11.50%, 07/15/20 (c)	USD	-	65	340	405	-	74,913	391,850	466,763
HeidelbergCement AG, 7.50%, 04/03/20	EUR	-	21	46	67	-	33,037	72,367	105,404
Xefin Lux SCA, 8.00%, 06/01/18 (c)	EUR	-	100	-	100	-	140,183	-	140,183
						$1,908,994	2,100,491	4,818,006	8,827,491
Consumer Finance	0.3%
Credit Acceptance Corp., 9.13%, 02/01/17	USD	-	185	-	185	-	201,650	-	201,650
Ford Motor Credit Co. LLC, 7.00%, 04/15/15	USD	140	-	280	420	154,752	-	309,505	464,257
Ford Motor Credit Co. LLC, 2.75%, 05/15/15	USD	-	500	-	500	-	510,842	-	510,842
Ford Motor Credit Co. LLC, 6.63%, 08/15/17	USD	300	-	148	448	350,340	-	172,834	523,174
SLM Corp., 5.38%, 05/15/14	USD	-	675	-	675	-	704,564	-	704,564
Toll Brothers Finance Corp., 5.88%, 02/15/22	USD	-	85	-	85	-	94,840	-	94,840
						505,092	1,511,896	482,339	2,499,327
Containers & Packaging	1.4%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17	EUR	-	-	100	100	-	-	141,652	141,652
Ardagh Packaging Finance Plc, 7.38%, 10/15/17	EUR	-	-	100	100	-	-	141,652	141,652
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (c)	EUR	-	260	385	645	-	368,296	545,361	913,657
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (c)	USD	787	-	873	1,660	856,846	-	950,479	1,807,325
Ardagh Packaging Finance Plc, 7.00%, 11/15/20 (c)	USD	367	-	-	367	367,918	-	-	367,918
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (c)	USD	300	-	300	600	327,000	-	327,000	654,000
Ardagh Packaging Finance Plc, 4.88%, 11/15/22 (c)	USD	200	-	-	200	197,000	-	-	197,000
Ball Corp., 6.75%, 09/15/20	USD	325	-	625	950	358,313	-	689,062	1,047,375
Berry Plastics Corp., 4.18%, 09/15/14 (a)	USD	-	-	495	495	-	-	495,000	495,000
Berry Plastics Corp., 8.25%, 11/15/15	USD	540	45	655	1,240	562,788	46,899	682,641	1,292,328
Berry Plastics Corp., 9.75%, 01/15/21	USD	-	-	210	210	-	-	242,550	242,550
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	-	54	1,243	1,297	-	70,690	1,627,180	1,697,870
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 02/01/21	USD	571	15	69	655	622,390	16,350	75,210	713,950
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23 (c)	USD	393	169	752	1,314	384,157	165,197	735,080	1,284,434
GCL Holdings SCA, 9.38%, 04/15/18 (c)	EUR	-	100	-	100	-	141,678	-	141,678
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	-	135	-	135	-	148,500	-	148,500
Sealed Air Corp., 6.50%, 12/01/20 (c)	USD	-	120	-	120	-	130,500	-	130,500
Sealed Air Corp., 8.38%, 09/15/21 (c)	USD	-	60	-	60	-	68,400	-	68,400
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (c)	USD	-	200	-	200	-	205,000	-	205,000
						3,676,412	1,361,510	6,652,867	11,690,789
Distributors	0.1%
VWR Funding, Inc., 7.25%, 09/15/17 (c)	USD	323	-	615	938	339,958	-	647,288	987,246
Diversified Consumer Services	0.4%
313 Group, Inc., 6.38%, 12/01/19 (c)	USD	211	157	403	771	205,725	153,075	392,925	751,725
313 Group, Inc., 8.75%, 12/01/20 (c)	USD	-	-	880	880	-	-	869,000	869,000
Laureate Education, Inc., 9.25%, 09/01/19 (c)	USD	-	-	1,025	1,025	-	-	1,114,688	1,114,688
Service Corp. International, 4.50%, 11/15/20	USD	-	307	-	307	-	305,849	-	305,849
ServiceMaster Co., 8.00%, 02/15/20	USD	125	-	235	360	132,500	-	249,100	381,600
						338,225	458,924	2,625,713	3,422,862
Diversified Financial Services	3.9%
Aircastle Ltd., 6.25%, 12/01/19	USD	136	174	261	571	146,540	187,485	281,228	615,253

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Ally Financial, Inc., 7.50%, 12/31/13	USD	-	-	90	90	-	-	$94,500	$94,500
Ally Financial, Inc., 8.30%, 02/12/15	USD	2,420	400	1,330	4,150	$2,692,250	$445,000	1,479,625	4,616,875
Ally Financial, Inc., 6.25%, 12/01/17	USD	-	30	-	30	-	33,503	-	33,503
Ally Financial, Inc., 7.50%, 09/15/20	USD	-	550	1,990	2,540	-	665,500	2,407,900	3,073,400
Ally Financial, Inc., 8.00%, 03/15/20	USD	-	60	-	60	-	73,650	-	73,650
Ally Financial, Inc., 8.00%, 11/01/31	USD	1,060	1,106	2,000	4,166	1,331,625	1,389,412	2,512,500	5,233,537
Bank of America Corp., 4.50%, 04/01/15	USD	-	375	-	375	-	398,833	-	398,833
Bank of America Corp., 6.50%, 08/01/16	USD	-	410	-	410	-	473,104	-	473,104
Bank of America Corp., 5.63%, 10/14/16	USD	-	100	-	100	-	112,974	-	112,974
Bank of America Corp., 5.75%, 12/01/17	USD	-	240	-	240	-	277,759	-	277,759
Citigroup, Inc., 8.13%, 07/15/39	USD	-	55	-	55	-	81,655	-	81,655
CNG Holdings, Inc., 9.38%, 05/15/20 (c)	USD	260	-	490	750	256,425	-	483,263	739,688
Co-Operative Group Ltd., 5.63%, 07/08/20 (j)	GBP	-	100	240	340	-	158,987	381,568	540,555
DPL, Inc., 6.50%, 10/15/16	USD	26	115	50	191	27,300	120,750	52,500	200,550
DPL, Inc., 7.25%, 10/15/21	USD	69	310	130	509	74,002	332,475	139,425	545,902
Gala Group Finance Plc, 8.88%, 09/01/18	GBP	-	100	400	500	-	163,841	655,366	819,207
Itau Unibanco Holding SA, 5.75%, 01/22/21 (c)	USD	-	225	-	225	-	237,713	-	237,713
JPMorgan Chase & Co., 5.50%, 10/15/40	USD	-	175	-	175	-	208,169	-	208,169
JPMorgan Chase & Co., 5.60%, 07/15/41	USD	-	175	-	175	-	211,152	-	211,152
Macquarie Bank Ltd., 5.00%, 02/22/17 (c)	USD	-	200	-	200	-	219,930	-	219,930
Reynolds Group Issuer, Inc., 7.13%, 04/15/19	USD	560	-	1,070	1,630	601,300	-	1,148,912	1,750,212
Reynolds Group Issuer, Inc., 9.00%, 04/15/19	USD	-	-	195	195	-	-	206,700	206,700
Reynolds Group Issuer, Inc., 9.88%, 08/15/19	USD	760	200	1,450	2,410	832,200	219,000	1,587,750	2,638,950
Reynolds Group Issuer, Inc., 7.88%, 08/15/19	USD	-	180	-	180	-	198,900	-	198,900
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	USD	1,810	510	3,640	5,960	1,868,825	526,575	3,758,300	6,153,700
Reynolds Group Issuer, Inc., 6.88%, 02/15/21	USD	400	125	515	1,040	427,000	133,438	549,762	1,110,200
WMG Acquisition Corp., 11.50%, 10/01/18	USD	-	151	-	151	-	175,349	-	175,349
WMG Acquisition Corp., 6.00%, 01/15/21 (c)	USD	348	-	656	1,004	360,180	-	678,960	1,039,140
						8,617,647	7,045,154	16,418,259	32,081,060
Diversified Telecommunication Services	1.4%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17	USD	-	78	-	78	-	75,756	-	75,756
Level 3 Communications, Inc., 8.88%, 06/01/19 (c)	USD	-	150	520	670	-	162,000	561,600	723,600
Level 3 Financing, Inc., 8.13%, 07/01/19	USD	2,768	1,310	2,902	6,980	3,017,120	1,427,900	3,163,180	7,608,200
Level 3 Financing, Inc., 7.00%, 06/01/20 (c)	USD	184	-	340	524	193,200	-	357,000	550,200
Level 3 Financing, Inc., 8.63%, 07/15/20	USD	-	188	-	188	-	208,680	-	208,680
Lynx I Corp., 5.38%, 04/15/21 (c)	USD	240	-	-	240	246,000	-	-	246,000
OTE Plc, 7.25%, 02/12/15 (j)	EUR	-	-	104	104	-	-	136,456	136,456
Qwest Corp., 7.25%, 10/15/35	USD	-	200	-	200	-	206,010	-	206,010
Telefonica Emisiones SAU, 5.46%, 02/16/21	USD	-	250	-	250	-	263,556	-	263,556
Telenet Finance V Luxembourg SCA, 6.25%, 08/15/22	EUR	-	200	119	319	-	267,638	159,244	426,882
Telenet Finance V Luxembourg SCA, 6.75%, 08/15/24	EUR	-	100	222	322	-	136,430	302,875	439,305
Windstream Corp., 8.13%, 08/01/13	USD	-	45	-	45	-	46,179	-	46,179
Windstream Corp., 7.88%, 11/01/17	USD	-	142	-	142	-	160,815	-	160,815
						3,456,320	2,954,964	4,680,355	11,091,639
Electric Utilities	0.5%
Exelon Generation Co. LLC, 4.25%, 06/15/22	USD	-	472	-	472	-	496,833	-	496,833

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Mirant Mid Atlantic Pass-Through Trust, Series B 9.13%, 06/30/17	USD	248	-	475	723	$275,208	-	$527,094	$802,302
Nisource Finance Corp., 3.85%, 02/15/23	USD	-	400	-	400	-	$410,503	-	410,503
Oncor Electric Delivery Co. LLC, 4.10%, 06/01/22	USD	-	325	-	325	-	352,610	-	352,610
Progress Energy, Inc., 7.75%, 03/01/31	USD	-	1,000	-	1,000	-	1,381,393	-	1,381,393
Tokyo Electric Power Co., Inc., 4.50%, 03/24/14	EUR	-	400	-	400	-	533,343	-	533,343
						275,208	3,174,682	527,094	3,976,984
Electrical Equipment	0.3%
Belden, Inc., 5.50%, 09/01/22 (c)	USD	190	-	360	550	194,750	-	369,000	563,750
General Cable Corp., 5.75%, 10/01/22 (c)	USD	350	-	670	1,020	358,750	-	686,750	1,045,500
GrafTech International Ltd., 6.38%, 11/15/20 (c)	USD	-	150	-	150	-	159,375	-	159,375
Techem GmbH, 6.13%, 10/01/19	EUR	-	-	200	200	-	-	277,429	277,429
						553,500	159,375	1,333,179	2,046,054
Electronic Equipment, Instruments & Components	0.0%
Jabil Circuit, Inc., 8.25%, 03/15/18	USD	-	45	-	45	-	54,113	-	54,113
Energy Equipment & Services	3.1%
Calfrac Holdings LP, 7.50%, 12/01/20 (c)	USD	920	145	1,680	2,745	924,600	145,725	1,688,400	2,758,725
Compagnie Générale de Géophysique, Veritas, 7.75%, 05/15/17	USD	-	55	-	55	-	56,719	-	56,719
Compagnie Générale de Géophysique, Veritas, 6.50%, 06/01/21	USD	1,105	200	1,000	2,305	1,149,200	208,000	1,040,000	2,397,200
Energy Transfer Partners LP, 5.20%, 02/01/22	USD	-	600	-	600	-	674,273	-	674,273
Ensco Plc, 4.70%, 03/15/21	USD	-	425	-	425	-	475,623	-	475,623
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (c)	USD	441	465	779	1,685	456,435	481,275	806,265	1,743,975
Genesis Energy LP/Genesi Energy Finance Corp., 5.75%, 02/15/21 (c)	USD	-	60	-	60	-	62,100	-	62,100
Gulfmark Offshore, Inc., 6.38%, 03/15/22	USD	70	-	130	200	72,275	-	134,225	206,500
Hornbeck Offshore Services, Inc., 5.88%, 04/01/20	USD	140	-	265	405	147,000	-	278,250	425,250
MEG Energy Corp., 6.50%, 03/15/21 (c)	USD	585	340	1,135	2,060	617,175	358,700	1,197,425	2,173,300
MEG Energy Corp., 6.38%, 01/30/23 (c)	USD	415	35	775	1,225	429,525	36,225	802,125	1,267,875
Oil States International, Inc., 6.50%, 06/01/19	USD	270	115	475	860	288,900	123,050	508,250	920,200
Oil States International, Inc., 5.13%, 01/15/23 (c)	USD	339	-	653	992	339,000	-	653,000	992,000
Peabody Energy Corp., 6.00%, 11/15/18	USD	179	108	339	626	190,187	114,750	360,187	665,124
Peabody Energy Corp., 6.25%, 11/15/21	USD	911	547	1,706	3,164	947,440	568,880	1,774,240	3,290,560
Precision Drilling Corp., 6.63%, 11/15/20	USD	65	-	125	190	69,063	-	132,813	201,876
Precision Drilling Corp., 6.50%, 12/15/21	USD	445	105	840	1,390	471,700	111,300	890,400	1,473,400
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 01/15/21 (c)	USD	200	-	377	577	210,000	-	395,850	605,850
Seadrill Ltd., 5.63%, 09/15/17 (c)	USD	963	535	1,783	3,281	975,037	541,687	1,805,287	3,322,011
Tervita Corp., 8.00%, 11/15/18 (c)	USD	311	132	597	1,040	320,330	135,960	614,910	1,071,200
Transocean, Inc., 6.50%, 11/15/20	USD	-	550	-	550	-	641,127	-	641,127
						7,607,867	4,735,394	13,081,627	25,424,888
Food & Staples Retailing	0.1%
Bakkavor Finance 2 Plc, 8.25%, 02/15/18	GBP	-	104	192	296	-	160,140	295,643	455,783
Rite Aid Corp., 9.25%, 03/15/20	USD	-	-	435	435	-	-	487,200	487,200
						-	160,140	782,843	942,983
Food Products	0.4%
Darling International, Inc., 8.50%, 12/15/18	USD	-	90	-	90	-	102,375	-	102,375

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Mondelez International, Inc., 6.50%, 08/11/17	USD	-	600	-	600	-	$726,135	-	$726,135
Mondelez International, Inc., 6.13%, 08/23/18	USD	-	250	-	250	-	304,712	-	304,712
Post Holdings, Inc., 7.38%, 02/15/22	USD	295	185	545	1,025	$318,600	199,800	$588,600	1,107,000
Smithfield Foods, Inc., 6.63%, 08/15/22	USD	295	-	554	849	320,813	-	602,475	923,288
						639,413	1,333,022	1,191,075	3,163,510
Gas Utilities	0.0%
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	USD	-	145	-	145	-	198,023	-	198,023
Health Care Equipment & Supplies	1.3%
Biomet, Inc., 6.50%, 08/01/20 (c)	USD	640	390	1,211	2,241	676,800	412,425	1,280,632	2,369,857
Biomet, Inc., 6.50%, 10/01/20 (c)	USD	1,362	630	2,593	4,585	1,402,860	648,900	2,670,790	4,722,550
DJO Finance LLC, 8.75%, 03/15/18	USD	185	-	295	480	204,194	-	325,606	529,800
DJO Finance LLC, 7.75%, 04/15/18	USD	30	40	770	840	29,850	39,800	766,150	835,800
DJO Finance LLC, 9.88%, 04/15/18	USD	-	-	350	350	-	-	373,625	373,625
Fresenius Medical Care US Finance II, Inc., 5.63%, 07/31/19 (c)	USD	360	38	-	398	389,700	41,135	-	430,835
Fresenius US Finance II, Inc., 9.00%, 07/15/15 (c)	USD	-	410	-	410	-	470,475	-	470,475
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (c)	USD	-	-	145	145	-	-	142,100	142,100
Teleflex, Inc., 6.88%, 06/01/19	USD	250	105	475	830	271,875	114,187	516,563	902,625
						2,975,279	1,726,922	6,075,466	10,777,667
Health Care Providers & Services	4.1%
Aviv Healthcare Properties LP, 7.75%, 02/15/19	USD	365	150	700	1,215	391,462	160,875	750,750	1,303,087
Care UK Health & Social Care Plc, 9.75%, 08/01/17	GBP	-	65	65	130	-	99,348	99,348	198,696
CHS/Community Health Systems, Inc., 5.13%, 08/15/18	USD	185	100	345	630	194,481	105,125	362,681	662,287
CHS/Community Health Systems, Inc., 7.13%, 07/15/20	USD	176	-	333	509	189,640	-	358,808	548,448
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (c)	EUR	-	200	-	200	-	276,776	-	276,776
Crown Newco 3 Plc, 7.00%, 02/15/18	GBP	-	-	194	194	-	-	303,873	303,873
Crown Newco 3 Plc, 7.00%, 02/15/18 (c)	GBP	-	200	108	308	-	313,271	169,166	482,437
DaVita HealthCare Partners, Inc., 5.75%, 08/15/22	USD	347	-	661	1,008	361,747	-	689,092	1,050,839
HCA, Inc., 8.50%, 04/15/19	USD	25	40	-	65	27,688	44,300	-	71,988
HCA, Inc., 6.50%, 02/15/20	USD	970	685	1,900	3,555	1,086,400	767,200	2,128,000	3,981,600
HCA, Inc., 7.88%, 02/15/20	USD	1,349	115	1,245	2,709	1,495,704	127,506	1,380,394	3,003,604
HCA, Inc., 5.88%, 03/15/22	USD	630	148	1,905	2,683	678,825	159,470	2,052,637	2,890,932
HCA, Inc., 7.25%, 09/15/20	USD	-	805	380	1,185	-	893,550	421,800	1,315,350
HCA, Inc., 4.75%, 05/01/23	USD	1,017	470	581	2,068	1,014,457	468,825	579,548	2,062,830
Hologic, Inc., 6.25%, 08/01/20 (c)	USD	716	240	977	1,933	755,380	253,200	1,030,735	2,039,315
IASIS Healthcare LLC, 8.38%, 05/15/19	USD	-	148	522	670	-	152,440	537,660	690,100
INC Research LLC, 11.50%, 07/15/19 (c)	USD	-	124	-	124	-	132,370	-	132,370
inVentiv Health, Inc., 9.00%, 01/15/18 (c)	USD	270	80	510	860	281,475	83,400	531,675	896,550
inVentiv Health, Inc., 11.00%, 08/15/18 (c)	USD	-	10	-	10	-	8,675	-	8,675
Omnicare, Inc., 7.75%, 06/01/20	USD	695	260	1,310	2,265	771,450	288,600	1,454,100	2,514,150
Symbion, Inc., 8.00%, 06/15/16	USD	-	125	-	125	-	130,625	-	130,625
Tenet Healthcare Corp., 6.25%, 11/01/18	USD	269	627	516	1,412	297,918	694,402	571,470	1,563,790
Tenet Healthcare Corp., 8.88%, 07/01/19	USD	1,015	195	2,305	3,515	1,146,950	220,350	2,604,650	3,971,950
Tenet Healthcare Corp., 6.75%, 02/01/20	USD	-	-	340	340	-	-	363,800	363,800
Tenet Healthcare Corp., 4.50%, 04/01/21 (c)	USD	300	150	576	1,026	295,875	147,938	568,080	1,011,893

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Vanguard Health Holding Co. II LLC, 7.75%, 02/01/19 (c)	USD	300	-	565	865	$321,375	-	$605,256	$926,631
WellPoint, Inc., 5.95%, 12/15/34	USD	-	1,000	-	1,000	-	$1,180,103	-	1,180,103
						9,310,827	6,708,349	17,563,523	33,582,699
Health Care Technology	0.8%
IMS Health, Inc., 12.50%, 03/01/18 (c)	USD	1,730	660	3,205	5,595	2,084,650	795,300	3,862,025	6,741,975
Hotels, Restaurants & Leisure	2.2%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	USD	-	288	104	392	-	190,080	68,640	258,720
Caesars Entertainment Operating Co., Inc., 9.00%, 02/15/20 (c)	USD	645	94	106	845	636,937	92,825	104,675	834,437
Caesars Operating Escrow LLC, 8.50%, 02/15/20	USD	675	-	880	1,555	658,125	-	858,000	1,516,125
Caesars Operating Escrow LLC, 9.00%, 02/15/20 (c)	USD	613	-	1,181	1,794	605,338	-	1,166,237	1,771,575
Caesars Operating Escrow LLC, 9.00%, 02/15/20 (c)	USD	117	98	-	215	115,538	96,775	-	212,313
Carlson Wagonlit BV, 6.88%, 06/15/19 (c)	USD	200	-	260	460	209,000	-	271,700	480,700
Choice Hotels International, Inc., 5.75%, 07/01/22	USD	90	-	170	260	99,900	-	188,700	288,600
Cirsa Funding Luxembourg SA, 8.75%, 05/15/18	EUR	-	51	2,469	2,520	-	65,251	3,158,933	3,224,184
Diamond Resorts Corp., 12.00%, 08/15/18	USD	540	310	1,040	1,890	594,000	341,000	1,144,000	2,079,000
El Dorado Resorts LLC, 8.63%, 06/15/19 (c)	USD	-	50	-	50	-	49,687	-	49,687
Gategroup Finance Luxembourg SA, 6.75%, 03/01/19	EUR	-	100	235	335	-	134,472	316,008	450,480
HRP Myrtle Beach Operations LLC, 12.50%, 04/01/13 (c),(d),(e)	USD	-	-	5,000	5,000	-	-	1	1
HRP Myrtle Beach Holdings LLC, 14.50%, 04/01/14 (c),(d),(e)	USD	-	-	6,892	6,892	-	-	1	1
HRP Myrtle Beach Operations LLC, 14.50%, 12/31/49	USD	-	-	5,000	5,000	-	-	1	1
Little Traverse Bay Bands of Odawa Indians, 9.00%, 08/31/20 (c)	USD	282	-	609	891	270,720	-	584,640	855,360
MCE Finance Ltd., 5.00%, 02/15/21 (c)	USD	352	-	-	352	352,000	-	-	352,000
Regal Entertainment Group, 5.75%, 02/01/25	USD	101	-	189	290	98,980	-	185,220	284,200
Six Flags Entertainment Corp., 5.25%, 01/15/21 (c)	USD	218	212	412	842	213,640	207,760	403,760	825,160
Station Casinos LLC, 3.66%, 06/18/18	USD	-	-	310	310	-	-	310,000	310,000
Station Casinos LLC, 7.50%, 03/01/21 (b),(c)	USD	-	-	922	922	-	-	927,762	927,762
Travelport LLC, 4.91%, 09/01/14 (a)	USD	-	-	1,770	1,770	-	-	1,610,700	1,610,700
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d),(e)	USD	220	50	530	800	-	-	-	-
Unique Pub Finance Co. Plc, Series A3 6.54%, 03/30/21	GBP	-	100	100	200	-	151,326	151,326	302,652
Wynn Las Vegas LLC, 5.38%, 03/15/22	USD	468	-	888	1,356	491,985	-	933,510	1,425,495
						4,346,163	1,329,176	12,383,814	18,059,153
Household Durables	1.5%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR	-	-	380	380	-	-	515,953	515,953
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 02/15/21 (c)	USD	190	-	366	556	190,950	-	367,830	558,780
Beazer Homes USA, Inc., 6.63%, 04/15/18	USD	340	145	640	1,125	363,375	154,969	684,000	1,202,344
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (c)	USD	345	-	655	1,000	365,700	-	694,300	1,060,000
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)	USD	795	-	1,505	2,300	874,500	-	1,655,500	2,530,000

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Libbey Glass, Inc., 6.88%, 05/15/20	USD	90	-	175	265	$96,525	-	$187,688	$284,213
Ryland Group, Inc., 6.63%, 05/01/20	USD	-	130	-	130	-	$143,000	-	143,000
Spie BondCo 3 SCA, 11.00%, 08/15/19	EUR	-	109	244	353	-	158,670	355,188	513,858
Standard Pacific Corp., 10.75%, 09/15/16	USD	-	565	-	565	-	703,425	-	703,425
Standard Pacific Corp., 8.38%, 01/15/21	USD	1,120	200	1,685	3,005	1,330,000	237,500	2,000,937	3,568,437
United Rentals North America, Inc., 5.75%, 07/15/18	USD	462	50	877	1,389	497,227	53,812	943,871	1,494,910
						3,718,277	1,451,376	7,405,267	12,574,920
Household Products	0.2%
Ontex IV SA, 7.50%, 04/15/18	EUR	-	100	100	200	-	135,777	135,777	271,554
Ontex IV SA, 7.50%, 04/15/18 (c)	EUR	-	100	-	100	-	135,777	-	135,777
Ontex IV SA, 9.00%, 04/15/19	EUR	-	-	217	217	-	-	290,387	290,387
Spectrum Brands Escrow Corp., 6.38%, 11/15/20 (c)	USD	90	50	175	315	95,738	53,188	186,156	335,082
Spectrum Brands Escrow Corp., 6.63%, 11/15/22 (c)	USD	105	70	200	375	113,137	75,425	215,500	404,062
						208,875	400,167	827,820	1,436,862
Independent Power Producers & Energy Traders	3.9%
AES Corp., 7.75%, 10/15/15	USD	155	-	300	455	173,600	-	336,000	509,600
AES Corp., 9.75%, 04/15/16	USD	674	-	1,305	1,979	802,060	-	1,552,950	2,355,010
AES Corp., 7.38%, 07/01/21	USD	70	95	130	295	79,100	107,350	146,900	333,350
Calpine Corp., 7.25%, 10/15/17 (c)	USD	302	72	818	1,192	321,252	76,590	870,147	1,267,989
Calpine Corp., 7.50%, 02/15/21 (c)	USD	170	72	315	557	184,875	78,300	342,563	605,738
Calpine Corp., 7.88%, 01/15/23 (c)	USD	-	63	-	63	-	69,773	-	69,773
Energy Future Intermediate Holding Co. LLC, 6.88%, 08/15/17 (c)	USD	380	-	715	1,095	400,900	-	754,325	1,155,225
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20 (c)	USD	630	765	1,875	3,270	710,325	862,537	2,114,062	3,686,924
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	USD	4,160	450	6,060	10,670	4,721,600	510,750	6,878,100	12,110,450
GenOn REMA LLC, Series B 9.24%, 07/02/17	USD	242	-	460	702	267,080	-	507,529	774,609
GenOn REMA LLC, Series C 9.68%, 07/02/26	USD	240	105	460	805	261,600	114,450	501,400	877,450
Laredo Petroleum, Inc., 9.50%, 02/15/19	USD	495	115	1,210	1,820	559,350	129,950	1,367,300	2,056,600
Laredo Petroleum, Inc., 7.38%, 05/01/22	USD	185	50	360	595	200,725	54,250	390,600	645,575
NRG Energy, Inc., 7.63%, 01/15/18	USD	747	-	1,423	2,170	856,249	-	1,631,114	2,487,363
NRG Energy, Inc., 6.63%, 03/15/23 (c)	USD	765	105	1,435	2,305	814,725	111,825	1,528,275	2,454,825
QEP Resources, Inc., 5.38%, 10/01/22	USD	178	75	335	588	186,455	78,562	350,913	615,930
						10,539,896	2,194,337	19,272,178	32,006,411
Industrial Conglomerates	0.1%
Sequa Corp., 7.00%, 12/15/17 (c)	USD	-	-	920	920	-	-	926,900	926,900
Insurance	0.5%
American International Group, Inc., 6.40%, 12/15/20	USD	-	1,130	-	1,130	-	1,405,518	-	1,405,518
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20	USD	-	147	-	147	-	147,735	-	147,735
CNO Financial Group, Inc., 6.38%, 10/01/20 (c)	USD	114	-	215	329	120,840	-	227,900	348,740
Lincoln National Corp., 8.75%, 07/01/19	USD	-	575	-	575	-	777,821	-	777,821
MetLife Global Funding I, 5.13%, 06/10/14 (c)	USD	-	250	-	250	-	264,423	-	264,423
MPL 2 Acquisition Canco, Inc., 9.88%, 08/15/18 (c)	USD	220	90	415	725	217,800	89,100	410,850	717,750
Prudential Financial, Inc., 5.38%, 06/21/20	USD	-	400	-	400	-	471,617	-	471,617
TMF Group Holding B.V., 9.88%, 12/01/19	EUR	-	100	100	200	-	131,861	131,861	263,722
						338,640	3,288,075	770,611	4,397,326

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Equinix, Inc., 4.88%, 04/01/20	USD	52	22	100	174	$52,000	$22,000	$100,000	$174,000
IT Services	1.3%
Ceridian Corp., 8.88%, 07/15/19 (c)	USD	520	370	980	1,870	586,300	417,175	1,104,950	2,108,425
Epicor Software Corp., 8.63%, 05/01/19	USD	-	-	720	720	-	-	775,800	775,800
First Data Corp., 7.38%, 06/15/19 (c)	USD	445	481	835	1,761	467,806	505,651	877,794	1,851,251
First Data Corp., 8.88%, 08/15/20 (c)	USD	-	195	-	195	-	215,475	-	215,475
First Data Corp., 6.75%, 11/01/20 (c)	USD	565	275	960	1,800	579,831	282,219	985,200	1,847,250
First Data Corp., 8.25%, 01/15/21 (c)	USD	270	61	222	553	276,075	62,373	226,995	565,443
First Data Corp., 12.63%, 01/15/21	USD	288	425	566	1,279	307,080	453,156	603,497	1,363,733
SunGard Data Systems, Inc., 7.38%, 11/15/18	USD	-	280	-	280	-	300,650	-	300,650
SunGard Data Systems, Inc., 6.63%, 11/01/19 (c)	USD	-	205	740	945	-	210,637	760,350	970,987
WEX, Inc., 4.75%, 02/01/23 (c)	USD	206	-	395	601	199,305	-	382,163	581,468
						2,416,397	2,447,336	5,716,749	10,580,482
Machinery	1.0%
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (c)	USD	-	-	238	238	-	-	247,520	247,520
SPX Corp., 6.88%, 09/01/17	USD	-	65	-	65	-	72,637	-	72,637
Terex Corp., 6.00%, 05/15/21	USD	400	-	760	1,160	415,000	-	788,500	1,203,500
Trinseo Materials Operating SCA, 8.75%, 02/01/19 (c)	USD	216	-	411	627	215,190	-	409,459	624,649
UR Merger Sub Corp., 7.38%, 05/15/20	USD	300	125	565	990	328,500	136,875	618,675	1,084,050
UR Merger Sub Corp., 7.63%, 04/15/22	USD	1,656	550	2,328	4,534	1,834,020	609,125	2,578,260	5,021,405
						2,792,710	818,637	4,642,414	8,253,761
Media	5.0%
Affinion Group, Inc., 7.88%, 12/15/18	USD	-	141	-	141	-	107,160	-	107,160
AMC Networks, Inc., 7.75%, 07/15/21	USD	320	80	605	1,005	363,200	90,800	686,675	1,140,675
AMC Networks, Inc., 4.75%, 12/15/22	USD	100	86	191	377	99,625	85,677	190,284	375,586
CCO Holdings LLC, 6.50%, 04/30/21	USD	-	320	-	320	-	340,800	-	340,800
CCO Holdings LLC, 5.25%, 09/30/22	USD	-	293	-	293	-	288,239	-	288,239
Cengage Learning Acquisitions, Inc., 11.50%, 04/15/20 (c)	USD	254	-	415	669	200,660	-	327,850	528,510
Checkout Holding Corp., 11.49%, 11/15/15 (c),(g)	USD	366	157	700	1,223	270,383	115,984	517,125	903,492
Cinemark USA, Inc., 8.63%, 06/15/19	USD	195	60	410	665	216,206	66,525	454,587	737,318
Cinemark USA, Inc., 5.13%, 12/15/22 (c)	USD	78	44	145	267	78,390	44,220	145,725	268,335
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b),(c)	USD	-	130	896	1,026	-	120,900	833,280	954,180
Clear Channel Communications, Inc., 9.00%, 03/01/21	USD	-	276	-	276	-	249,780	-	249,780
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (c)	USD	972	452	1,846	3,270	1,023,030	475,730	1,942,915	3,441,675
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (c)	USD	360	167	684	1,211	376,200	174,515	714,780	1,265,495
Clear Channel Worldwide Holdings, Inc., Series B 7.63%, 03/15/20	USD	635	-	1,100	1,735	657,225	-	1,138,500	1,795,725
DIRECTV Holdings LLC, 3.80%, 03/15/22	USD	-	250	-	250	-	250,985	-	250,985
DIRECTV Holdings LLC, 6.00%, 08/15/40	USD	-	175	-	175	-	182,532	-	182,532
DISH DBS Corp., 7.00%, 10/01/13	USD	-	201	-	201	-	207,281	-	207,281
DISH DBS Corp., 5.88%, 07/15/22	USD	700	340	1,265	2,305	738,500	358,700	1,334,575	2,431,775
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	USD	1,230	154	1,160	2,544	1,319,175	165,165	1,244,100	2,728,440

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Intelsat Luxembourg SA, 11.50%, 02/04/17 (h)	USD	-	480	1,190	1,670	-	$510,600	$1,265,862	$1,776,462
Intelsat Luxembourg SA, 11.25%, 02/04/17	USD	-	440	250	690	-	467,500	265,625	733,125
Interactive Data Corp., 10.25%, 08/01/18	USD	810	340	1,545	2,695	$918,337	385,475	1,751,644	3,055,456
Interpublic Group of Cos., Inc., 10.00%, 07/15/17	USD	-	45	-	45	-	48,544	-	48,544
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 06/29/18 (c)	EUR	-	125	-	125	-	174,748	-	174,748
Live Nation Entertainment, Inc., 8.13%, 05/15/18 (c)	USD	-	150	-	150	-	162,750	-	162,750
Lynx II Corp., 6.38%, 04/15/23 (c)	USD	-	-	200	200	-	-	207,250	207,250
McClatchy Co., 9.00%, 12/15/22 (c)	USD	120	-	230	350	126,900	-	243,225	370,125
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	USD	476	243	920	1,639	518,840	264,870	1,002,800	1,786,510
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	-	100	200	300	-	137,083	274,165	411,248
NBC Universal Media LLC, 6.40%, 04/30/40	USD	-	530	-	530	-	681,147	-	681,147
New York Times Co., 6.63%, 12/15/16	USD	-	500	-	500	-	546,250	-	546,250
News America, Inc., 6.20%, 12/15/34	USD	-	825	-	825	-	983,906	-	983,906
Nielsen Finance LLC, 7.75%, 10/15/18	USD	341	408	658	1,407	377,657	451,860	728,735	1,558,252
Odeon & UCI Finco Plc, 9.00%, 08/01/18 (c)	GBP	-	100	-	100	-	157,773	-	157,773
ProQuest LLC, 9.00%, 10/15/18 (c)	USD	75	47	139	261	74,438	46,647	137,958	259,043
Sterling Entertainment Corp., 10.00%, 12/15/19	USD	450	-	850	1,300	450,000	-	850,000	1,300,000
TCI Communications, Inc., 7.88%, 02/15/26	USD	-	1,000	-	1,000	-	1,380,146	-	1,380,146
Time Warner Cable, Inc., 5.88%, 11/15/40	USD	-	410	-	410	-	440,376	-	440,376
Unitymedia GmbH, 9.63%, 12/01/19 (c)	EUR	-	190	-	190	-	274,472	-	274,472
Unitymedia GmbH, 9.50%, 03/15/21	EUR	-	150	-	150	-	222,975	-	222,975
Unitymedia Hessen GmbH & Co. KG, 7.50%, 03/15/19	EUR	540	-	1,040	1,580	588,600	-	1,133,600	1,722,200
Unitymedia Hessen GmbH & Co. KG, 7.50%, 03/15/19	EUR	-	337	-	337	-	478,468	-	478,468
Unitymedia Hessen GmbH & Co. KG, 5.50%, 01/15/23 (c)	EUR	440	-	830	1,270	444,400	-	838,300	1,282,700
Univision Communications, Inc., 6.75%, 09/15/22 (c)	EUR	133	-	255	388	143,640	-	275,400	419,040
UPCB Finance II Ltd., 6.38%, 07/01/20 (c)	EUR	-	292	-	292	-	$404,094	-	404,094
Virgin Media Secured Finance Plc, 6.50%, 01/15/18	USD	1,250	200	-	1,450	1,334,375	213,500	-	1,547,875
Ziggo Bond Co. BV, 8.00%, 05/15/18 (c)	USD	-	75	-	75	-	105,749	-	105,749
Ziggo Finance BV, 6.13%, 11/15/17 (c)	USD	-	88	-	88	-	120,633	-	120,633
						10,319,781	11,984,559	18,504,960	40,809,300
Metals & Mining	2.5%
ArcelorMittal, 4.25%, 02/25/15	USD	-	43	-	43	-	44,399	-	44,399
ArcelorMittal, 9.50%, 02/15/15	USD	715	100	1,345	2,160	807,056	112,875	1,518,169	2,438,100
ArcelorMittal, 4.25%, 08/05/15	USD	367	38	698	1,103	379,971	39,343	722,669	1,141,983
ArcelorMittal, 4.25%, 03/01/16	USD	-	50	-	50	-	51,500	-	51,500
ArcelorMittal, 5.00%, 02/25/17	USD	145	-	278	423	150,873	-	289,259	440,132
ArcelorMittal, 6.13%, 06/01/18	USD	186	-	357	543	200,563	-	384,952	585,515
ArcelorMittal, 6.75%, 02/25/22	USD	150	-	287	437	165,166	-	316,018	481,184
Barrick Gold Corp., 2.90%, 05/30/16	USD	-	225	-	225	-	236,384	-	236,384
Barrick North America Finance LLC, 5.70%, 05/30/41	USD	-	250	-	250	-	271,188	-	271,188
Eco-Bat Finance Plc, 7.75%, 02/15/17	EUR	-	100	305	405	-	134,798	411,134	545,932
FMG Resources August 2006 Property Ltd., 6.38%, 02/01/16 (c)	USD	235	-	445	680	244,988	-	463,913	708,901

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Global Brass and Copper, Inc., 9.50%, 06/01/19 (c)		255	-	485	740	$277,312	-	$527,437	$804,749
GoldCorp, Inc., 2.00%, 08/01/14 (f)		-	220	-	220	-	$230,450	-	230,450
Kaiser Aluminum Corp., 8.25%, 06/01/20		190	-	360	550	212,325	-	402,300	614,625
New Gold, Inc., 7.00%, 04/15/20 (c)		65	30	120	215	70,200	32,400	129,600	232,200
New Gold, Inc., 6.25%, 11/15/22 (c)		255	105	485	845	268,388	110,513	510,463	889,364
New World Resources NV, 7.88%, 05/01/18 (c)	EUR	-	76	-	76	-	101,750	-	101,750
New World Resources NV, 7.88%, 05/01/18	EUR	-	65	-	65	-	87,023	-	87,023
Newmont Mining Corp., Series A 1.25%, 07/15/14 (f)	USD	-	200	-	200	-	220,875	-	220,875
Newmont Mining Corp., 5.13%, 10/01/19	USD	-	225	-	225	-	261,297	-	261,297
Novelis, Inc., 8.75%, 12/15/20	USD	2,328	1,195	3,625	7,148	2,607,360	1,338,400	4,060,000	8,005,760
Perstorp Holding AB, 8.75%, 05/15/17 (c)	USD	205	-	205	410	215,250	-	215,250	430,500
RathGibson, Inc., 11.25%, 02/15/14 (d),(e)	USD	2,175	-	4,440	6,615	-	-	-	-
Schmolz & Bickenbach Luxembourg SA, 9.88%, 05/15/19	EUR	-	115	260	375	-	134,419	303,903	438,322
Steel Dynamics, Inc., 6.38%, 08/15/22 (c)	USD	205	-	390	595	219,350	-	417,300	636,650
Taseko Mines Ltd., 7.75%, 04/15/19	USD	-	150	-	150	-	149,250	-	149,250
Vedanta Resources Plc, 8.25%, 06/07/21 (c)	USD	-	200	-	200	-	227,500	-	227,500
						5,818,802	3,784,364	10,672,367	20,275,533
Multiline Retail	0.3%
Dollar General Corp., 4.13%, 07/15/17	USD	127	244	241	612	134,302	258,030	254,858	647,190
Dufry Finance SCA, 5.50%, 10/15/20 (c)	USD	642	400	1,068	2,110	669,285	417,000	1,113,390	2,199,675
						803,587	675,030	1,368,248	2,846,865
Oil, Gas & Consumable Fuels	7.7%
Access Midstream Partners LP, 6.13%, 07/15/22	USD	415	100	785	1,300	445,087	107,250	841,912	1,394,249
Access Midstream Partners LP, 4.88%, 05/15/23	USD	190	-	360	550	188,100	-	356,400	544,500
Anadarko Petroleum Corp., 6.38%, 09/15/17	USD	-	75	-	75	-	89,559	-	89,559
Anadarko Petroleum Corp., 5.95%, 09/15/16	USD	-	365	-	365	-	419,682	-	419,682
Anadarko Petroleum Corp., 6.95%, 06/15/19	USD	-	150	-	150	-	187,838	-	187,838
Carrizo Oil & Gas, Inc., 7.50%, 09/15/20	USD	-	100	-	100	-	105,000	-	105,000
Chaparral Energy, Inc., 7.63%, 11/15/22	USD	115	-	215	330	124,775	-	233,275	358,050
Chesapeake Energy Corp., 7.25%, 12/15/18	USD	25	10	45	80	28,250	11,300	50,850	90,400
Chesapeake Energy Corp., 6.63%, 08/15/20	USD	265	90	500	855	290,175	98,550	547,500	936,225
Chesapeake Energy Corp., 6.88%, 11/15/20	USD	150	-	285	435	165,000	-	313,500	478,500
Chesapeake Energy Corp., 6.13%, 02/15/21	USD	235	95	435	765	249,100	100,700	461,100	810,900
Concho Resources, Inc., 7.00%, 01/15/21	USD	-	80	-	80	-	88,400	-	88,400
Concho Resources, Inc., 6.50%, 01/15/22	USD	219	50	414	683	238,710	54,500	451,260	744,470
Concho Resources, Inc., 5.50%, 10/01/22	USD	263	-	498	761	273,849	-	518,543	792,392
CONSOL Energy, Inc., 8.25%, 04/01/20	USD	975	625	1,885	3,485	1,074,937	689,062	2,078,212	3,842,211
CONSOL Energy, Inc., 6.38%, 03/01/21	USD	230	-	440	670	236,900	-	453,200	690,100
Continental Resources, Inc., 7.13%, 04/01/21	USD	-	135	-	135	-	153,225	-	153,225
Continental Resources, Inc., 5.00%, 09/15/22	USD	-	121	-	121	-	130,075	-	130,075
Crosstex Energy LP, 8.88%, 02/15/18	USD	195	-	370	565	210,113	-	398,675	608,788
Denbury Resources, Inc., 4.63%, 07/15/23	USD	373	157	714	1,244	366,006	154,056	700,612	1,220,674
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	USD	-	500	-	500	-	558,032	-	558,032
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	USD	-	120	-	120	-	135,600	-	135,600
Energy XXI Gulf Coast, Inc., 7.75%, 06/15/19	USD	665	320	1,300	2,285	713,212	343,200	1,394,250	2,450,662
Enterprise Products Operating LLC, 3.70%, 06/01/15	USD	-	500	-	500	-	530,635	-	530,635

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 05/01/19	USD	235	60	440	735	$256,150	$65,400	$479,600	$801,150
EV Energy Partners LP, 8.00%, 04/15/19	USD	-	55	-	55	-	57,613	-	57,613
Halcon Resources Corp., 8.88%, 05/15/21 (c)	USD	351	-	666	1,017	377,325	-	715,950	1,093,275
Hilcorp Energy I LP, 7.63%, 04/15/21 (c)	USD	470	70	734	1,274	518,175	77,175	809,235	1,404,585
Holly Energy Partners LP, 6.50%, 03/01/20 (c)	USD	80	-	150	230	85,600	-	160,500	246,100
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	USD	-	475	-	475	-	503,781	-	503,781
Kinder Morgan Finance Co. LLC, 6.00%, 01/15/18 (c)	USD	480	-	925	1,405	529,759	-	1,020,889	1,550,648
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	USD	320	128	605	1,053	360,000	144,000	680,625	1,184,625
Linn Energy LLC, 6.50%, 05/15/19	USD	-	16	-	16	-	16,560	-	16,560
Linn Energy LLC, 6.25%, 11/01/19 (c)	USD	1,170	316	1,685	3,171	1,193,400	322,320	1,718,700	3,234,420
Linn Energy LLC, 8.63%, 04/15/20	USD	95	-	180	275	105,094	-	199,125	304,219
Linn Energy LLC, 7.75%, 02/01/21	USD	370	130	715	1,215	399,600	140,400	772,200	1,312,200
MarkWest Energy Partners LP, 6.25%, 06/15/22	USD	-	19	-	19	-	20,591	-	20,591
MarkWest Energy Partners LP, 5.50%, 02/15/23	USD	115	40	275	430	120,750	42,000	288,750	451,500
MarkWest Energy Partners LP, 4.50%, 07/15/23	USD	206	54	393	653	201,365	52,785	384,158	638,308
Newfield Exploration Co., 5.63%, 07/01/24	USD	525	70	1,000	1,595	548,625	73,150	1,045,000	1,666,775
Nexen, Inc., 6.40%, 05/15/37	USD	-	150	-	150	-	189,975	-	189,975
Northern Oil and Gas, Inc., 8.00%, 06/01/20	USD	265	-	505	770	276,925	-	527,725	804,650
Oasis Petroleum, Inc., 7.25%, 02/01/19	USD	135	90	270	495	145,800	97,200	291,600	534,600
Oasis Petroleum, Inc., 6.50%, 11/01/21	USD	155	110	290	555	167,400	118,800	313,200	599,400
Offshore Group Investments Ltd., 11.50%, 08/01/15	USD	390	41	739	1,170	425,100	44,690	805,510	1,275,300
OGX Petroleo e Gas Participacoes SA, 8.38%, 04/01/22 (c)	USD	295	-	-	295	252,225	-	-	252,225
PBF Holding Co. LLC, 8.25%, 02/15/20 (c)	USD	174	25	334	533	189,225	27,188	363,225	579,638
PDC Energy, Inc., 7.75%, 10/15/22 (c)	USD	180	75	335	590	190,350	79,312	354,263	623,925
PetroBakken Energy Ltd., 8.63%, 02/01/20 (c)	USD	-	-	633	633	-	-	645,660	645,660
Petrobras International Finance Co., 3.88%, 01/27/16	USD	-	1,100	-	1,100	-	1,149,862	-	1,149,862
Petrobras International Finance Co., 5.88%, 03/01/18	USD	-	200	-	200	-	223,979	-	223,979
Petrobras International Finance Co., 7.88%, 03/15/19	USD	-	100	-	100	-	122,419	-	122,419
Petrobras International Finance Co., 6.88%, 01/20/40	USD	-	25	-	25	-	29,098	-	29,098
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)	USD	-	210	-	210	-	231,000	-	231,000
Pioneer Natural Resources Co., 6.88%, 05/01/18	USD	-	35	-	35	-	42,510	-	42,510
Pioneer Natural Resources Co., 7.20%, 01/15/28	USD	570	-	1,080	1,650	737,749	-	1,397,841	2,135,590
Plains Exploration & Production Co., 6.88%, 02/15/23	USD	445	235	855	1,535	512,862	270,837	985,387	1,769,086
Range Resources Corp., 8.00%, 05/15/19	USD	-	45	-	45	-	49,500	-	49,500
Range Resources Corp., 6.75%, 08/01/20	USD	221	-	420	641	241,443	-	458,850	700,293
Range Resources Corp., 5.75%, 06/01/21	USD	668	350	1,273	2,291	711,420	372,750	1,355,745	2,439,915
Range Resources Corp., 5.00%, 08/15/22	USD	275	-	504	779	281,188	-	515,340	796,528
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21 (c)	USD	1,355	572	2,589	4,516	1,399,037	590,590	2,673,142	4,662,769
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16	USD	1,490	380	2,905	4,775	1,646,450	419,900	3,210,025	5,276,375
Sabine Pass Liquified Natural Gas LP, 6.50%, 11/01/20 (c)	USD	275	120	525	920	290,125	126,600	553,875	970,600
SandRidge Energy, Inc., 7.50%, 02/15/23	USD	593	146	1,119	1,858	621,167	152,935	1,172,152	1,946,254
SESI LLC, 6.38%, 05/01/19	USD	280	-	530	810	300,300	-	568,425	868,725
SESI LLC, 7.13%, 12/15/21	USD	275	-	525	800	304,563	-	581,438	886,001
SM Energy Co., 6.63%, 02/15/19	USD	-	45	-	45	-	48,263	-	48,263

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
SM Energy Co., 6.50%, 11/15/21	USD	225	-	425	650	$244,688	-	$462,188	$706,876
SM Energy Co., 6.50%, 01/01/23	USD	105	-	200	305	113,663	-	216,500	330,163
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (c)	USD	66	-	125	191	68,805	-	130,313	199,118
Western Gas Partners LP, 5.38%, 06/01/21	USD	-	325	-	325	-	$367,436	-	367,436
Williams Cos., Inc., 8.75%, 03/15/32	USD	-	124	-	124	-	169,216	-	169,216
						18,420,542	10,396,499	34,656,425	63,473,466
Paper & Forest Products	0.3%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (c)	USD	300	-	575	875	323,250	-	619,563	942,813
Boise Paper Holdings LLC, 9.00%, 11/01/17	USD	-	45	-	45	-	48,656	-	48,656
Boise Paper Holdings LLC, 8.00%, 04/01/20	USD	-	50	-	50	-	55,125	-	55,125
Clearwater Paper Corp., 7.13%, 11/01/18	USD	-	215	-	215	-	232,738	-	232,738
International Paper Co., 7.95%, 06/15/18	USD	-	220	-	220	-	283,052	-	283,052
International Paper Co., 7.30%, 11/15/39	USD	-	5	-	5	-	6,632	-	6,632
Longview Fibre Paper & Packaging, Inc., 8.00%, 06/01/16 (c)	USD	145	120	280	545	152,250	126,000	294,000	572,250
NewPage Corp., 11.38%, 12/31/14 (d),(e)	USD	-	781	2,107	2,888	-	-	-	-
Sappi Papier Holding GmbH, 8.38%, 06/15/19 (c)	USD	200	-	200	400	224,000	-	224,000	448,000
Sappi Papier Holding GmbH, 6.63%, 04/15/21 (c)	USD	-	50	-	50	-	51,750	-	51,750
						699,500	803,953	1,137,563	2,641,016
Pharmaceuticals	0.6%
Capsugel Finance Co. SCA, 9.88%, 08/01/19 (c)	EUR	-	100	-	100	-	146,874	-	146,874
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (c)	USD	-	125	-	125	-	143,438	-	143,438
Mylan, Inc., 6.00%, 11/15/18 (c)	USD	40	-	60	100	44,055	-	66,082	110,137
Valeant Pharmaceuticals International, 6.50%, 07/15/16 (c)	USD	181	285	466	932	190,163	299,428	489,591	979,182
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (c)	USD	340	145	650	1,135	365,925	156,056	699,563	1,221,544
Valeant Pharmaceuticals International, 7.25%, 07/15/22 (c)	USD	350	-	660	1,010	386,312	-	728,475	1,114,787
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	USD	-	550	-	550	-	554,506	-	554,506
Wyeth LLC, 6.50%, 02/01/34	USD	-	500	-	500	-	677,838	-	677,838
						986,455	1,978,140	1,983,711	4,948,306
Professional Services	0.1%
Truven Health Analytics, Inc., 10.63%, 06/01/20 (c)	USD	-	-	380	380	-	-	425,600	425,600
Real Estate Investment Trusts (REITs)	0.5%	-	-	-	-
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 02/15/18 (c)	USD	236	-	455	691	237,180	-	457,275	694,455
Felcor Lodging LP, 6.75%, 06/01/19	USD	690	290	1,325	2,305	741,319	311,569	1,423,547	2,476,435
Felcor Lodging LP, 5.63%, 03/01/23 (c)	USD	109	62	206	377	109,681	62,387	207,287	379,355
HCP, Inc., 5.38%, 02/01/21	USD	-	225	-	225	-	262,217	-	262,217
Rouse Co. LP, 6.75%, 11/09/15	USD	-	145	-	145	-	150,800	-	150,800
		-	-	-	-	1,088,180	786,973	2,088,109	3,963,262
Real Estate Management & Development	1.3%
CBRE Services, Inc., 6.63%, 10/15/20	USD	-	90	-	90	-	97,200	-	97,200
Lennar Corp., 4.75%, 11/15/22 (c)	USD	-	110	-	110	-	106,288	-	106,288
Mattamy Group Corp., 6.50%, 11/15/20 (c)	USD	315	100	605	1,020	313,819	99,625	602,731	1,016,175
Realogy Corp., 11.50%, 04/15/17	USD	-	110	275	385	-	117,287	293,219	410,506

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Realogy Corp., 12.00%, 04/15/17	USD	-	35	160	195	-	$37,363	$170,800	$208,163
Realogy Corp., 7.88%, 02/15/19 (c)	USD	-	951	1,760	2,711	-	1,034,212	1,914,000	2,948,212
Realogy Corp., 7.63%, 01/15/20 (c)	USD	1,130	130	1,190	2,450	$1,274,075	146,575	1,341,725	2,762,375
Realogy Corp., 9.00%, 01/15/20 (c)	USD	-	-	310	310	-	-	355,725	355,725
Shea Homes LP, 8.63%, 05/15/19	USD	790	445	1,495	2,730	876,900	493,950	1,659,450	3,030,300
						2,464,794	2,132,500	6,337,650	10,934,944
Road & Rail	1.0%
Canadian National Railway Co., 6.90%, 07/15/28	USD	-	500	-	500	-	675,012	-	675,012
Hertz Corp., 7.50%, 10/15/18	USD	780	285	1,490	2,555	852,150	311,363	1,627,825	2,791,338
Hertz Corp., 6.75%, 04/15/19 (c)	USD	150	-	285	435	161,625	-	307,088	468,713
Hertz Corp., 7.38%, 01/15/21	USD	1,742	380	1,385	3,507	1,920,555	418,950	1,526,962	3,866,467
						2,934,330	1,405,325	3,461,875	7,801,530
Semiconductors & Semiconductor Equipment	0.1%
NXP BV/NXP Funding LLC, 5.75%, 02/15/21 (c)	USD	275	200	545	1,020	281,188	204,500	557,263	1,042,951
Software	0.9%
IAC/InterActiveCorp, 4.75%, 12/15/22 (c)	USD	196	151	373	720	191,590	147,602	364,608	703,800
Infor US, Inc., 9.38%, 04/01/19	USD	1,295	630	2,420	4,345	1,453,637	707,175	2,716,450	4,877,262
Nuance Communications, Inc., 5.38%, 08/15/20 (c)	USD	385	130	695	1,210	389,813	131,625	703,687	1,225,125
Oracle Corp., 5.38%, 07/15/40	USD	-	210	-	210	-	253,468	-	253,468
						2,035,040	1,239,870	3,784,745	7,059,655
Specialty Retail	0.7%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	USD	-	130	-	130	-	144,950	-	144,950
Claire's Stores, Inc., 9.00%, 03/15/19 (c)		386	85	734	1,205	428,460	94,350	814,740	1,337,550
House of Fraser Funding Plc, 8.88%, 08/15/18	GBP	-	125	-	125	-	201,009	-	201,009
House of Fraser Funding Plc, 8.88%, 08/15/18 (c)	GBP	-	100	-	100	-	160,807	-	160,807
Limited Brands, Inc., 8.50%, 06/15/19	USD	-	320	-	320	-	392,000	-	392,000
Michaels Stores, Inc., 7.75%, 11/01/18	USD	-	-	223	223	-	-	243,349	243,349
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 06/15/18 (c),(h)	USD	-	59	155	214	-	60,918	160,037	220,955
Party City Holdings, Inc., 8.88%, 08/01/20 (c)	USD	-	-	422	422	-	-	458,925	458,925
Penske Automotive Group, Inc., 5.75%, 10/01/22 (c)	USD	260	-	495	755	272,025	-	517,894	789,919
QVC, Inc., 7.13%, 04/15/17 (c)	USD	-	80	-	80	-	83,325	-	83,325
QVC, Inc., 7.50%, 10/01/19 (c)	USD	-	135	-	135	-	148,998	-	148,998
QVC, Inc., 7.38%, 10/15/20 (c)	USD	-	95	-	95	-	105,302	-	105,302
QVC, Inc., 5.13%, 07/02/22	USD	8	-	5	13	8,459	-	5,287	13,746
Sally Holdings LLC, 5.75%, 06/01/22	USD	160	-	300	460	169,000	-	316,875	485,875
Sally Holdings LLC, 6.88%, 11/15/19	USD	350	-	650	1,000	390,250	-	724,750	1,115,000
Sonic Automotive, Inc., 9.00%, 03/15/18	USD	-	115	-	115	-	126,500	-	126,500
						1,268,194	1,518,159	3,241,857	6,028,210
Textiles, Apparel & Luxury Goods	0.2%
Levi Strauss & Co., 6.88%, 05/01/22	USD	140	-	265	405	152,075	-	287,856	439,931
PVH Corp., 4.50%, 12/15/22	USD	-	122	-	122	-	120,323	-	120,323
PVH Corp., 7.75%, 11/15/23	USD	215	-	410	625	263,936	-	503,320	767,256
						416,011	120,323	791,176	1,327,510
Tobacco	0.0%
Altria Group, Inc., 9.95%, 11/10/38	USD	-	50	-	50	-	83,153	-	83,153
Trading Companies & Distributors	0.4%
Air Lease Corp., 4.50%, 01/15/16	USD	-	257	-	257	-	262,782	-	262,782

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Doric Nimrod Air Finance Alpha Ltd., Pass Through Trust, Series 2012-1, Class A 5.13%, 11/30/24 (c)	USD	440	-	1,190	1,630	$473,000	-	$1,279,250	$1,752,250
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1, Class B 6.50%, 05/30/21 (c)	USD	495	-	940	1,435	523,293	-	993,728	1,517,021
						996,293	$262,782	2,272,978	3,532,053
Transportation Infrastructure	0.1%
Aguila 3 SA, 7.88%, 01/31/18 (c)	USD	176	-	353	529	186,560	-	374,180	560,740
Wireless Telecommunication Services	3.4%	-	-	-	-
America Movil SAB de CV, 2.38%, 09/08/16	USD	-	200	-	200	-	207,085	-	207,085
America Movil SAB de CV, 5.00%, 03/30/20	USD	-	400	-	400	-	455,034	-	455,034
American Tower Corp., 4.50%, 01/15/18	USD	-	375	-	375	-	413,056	-	413,056
American Tower Corp., 4.70%, 03/15/22	USD	-	380	-	380	-	412,337	-	412,337
Crown Castle International Corp., 5.25%, 01/15/23 (c)	USD	615	115	1,165	1,895	630,375	117,875	1,194,125	1,942,375
Crown Castle Towers LLC, 6.11%, 01/15/40 (c)	USD	-	375	-	375	-	455,391	-	455,391
Digicel Group Ltd., 12.00%, 04/01/14 (c)	USD	800	-	-	800	852,000	-	-	852,000
Digicel Group Ltd., 8.25%, 09/01/17 (c)	USD	270	365	810	1,445	284,850	385,075	854,550	1,524,475
Digicel Group Ltd., 10.50%, 04/15/18 (c)	USD	-	90	-	90	-	99,000	-	99,000
Digicel Group Ltd., 8.25%, 09/30/20 (c)	USD	-	220	995	1,215	-	234,630	1,061,167	1,295,797
Digicel Group Ltd., 6.00%, 04/15/21 (b),(c)	USD	480	-	-	480	478,800	-	-	478,800
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	404	123	608	1,135	422,685	128,689	636,120	1,187,494
Phones4u Finance Plc, 9.50%, 04/01/18 (c)	GBP	-	100	-	100	-	156,635	-	156,635
Phones4u Finance Plc, 9.50%, 04/01/18	GBP	-	100	-	100	-	156,635	-	156,635
SBA Tower Trust, 4.25%, 04/15/40 (c)	USD	-	325	-	325	-	344,835	-	344,835
Sprint Capital Corp., 6.88%, 11/15/28	USD	1,580	530	1,650	3,760	1,595,800	535,300	1,666,500	3,797,600
Sprint Nextel Corp., 9.00%, 11/15/18 (c)	USD	2,081	1,216	4,260	7,557	2,580,440	1,507,840	5,282,400	9,370,680
Sprint Nextel Corp., 7.00%, 03/01/20 (c)	USD	1,605	560	1,770	3,935	1,877,850	655,200	2,070,900	4,603,950
						8,722,800	6,264,617	12,765,762	27,753,179
Total Corporate Bonds	66.1%					149,254,588	102,665,611	290,323,636	542,243,835
Floating Rate Loan Interests (a)
Aerospace & Defense	0.3%
DigitalGlobe, Inc., Term Loan B 3.75%, 01/24/20	USD	485	-	930	1,415	486,969	-	933,776	1,420,745
TransDigm, Inc., 4.00%, 02/28/20	USD	245	-	475	720	245,461	-	475,893	721,354
						732,430	-	1,409,669	2,142,099
Airlines	0.7%
Delta Air Lines, Inc., Term Loan B 4.50%, 04/20/17	USD	999	162	1,852	3,013	1,007,449	163,372	1,868,651	3,039,472
Northwest Airlines, Inc., Term Loan 2.32%, 03/10/17	USD	230	-	440	670	214,130	-	409,640	623,770
Northwest Airlines, Inc., Term Loan 2.32%, 03/10/17	USD	127	-	243	370	118,237	-	226,233	344,470
Northwest Airlines, Inc., Term Loan 1.70%, 09/10/18	USD	104	-	198	302	92,851	-	176,774	269,625
Northwest Airlines, Inc., Term Loan 1.70%, 09/10/18	USD	104	-	199	303	92,851	-	177,667	270,518
US Airways Group, Inc., Term Loan 2.70%, 03/21/14	USD	770	-	185	955	767,798	-	184,471	952,269
						2,293,316	163,372	3,043,436	5,500,124
Auto Components	2.1%
Autoparts Holdings Ltd., Second Lien Term Loan 10.50%, 01/29/18	USD	900	-	1,800	2,700	913,500	-	1,827,000	2,740,500
Autoparts Holdings Ltd., First Lien Term Loan 6.50%, 07/28/17	USD	854	-	1,383	2,237	859,168	-	1,390,560	2,249,728
Federal-Mogul Corp., Term Loan C 2.14%, 12/28/15	USD	518	-	586	1,104	481,456	-	544,731	1,026,187
Federal-Mogul Corp., Term Loan B 2.14%, 12/29/14	USD	1,509	-	2,193	3,702	1,403,729	-	2,040,387	3,444,116

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
FleetPride Corp., First Lien Term Loan 5.25%, 11/20/19	USD	340	-	650	990	$343,930	-	$657,514	$1,001,444
Goodyear Tire & Rubber Co., Second Lien Term Loan 4.75%, 04/30/19	USD	1,110	-	2,170	3,280	1,114,163	-	2,178,138	3,292,301
Schaeffler AG, Term Loan B2 6.00%, 01/27/17	USD	395	485	1,515	2,395	394,901	$484,879	1,514,621	2,394,401
Transtar Holding Co., First Lien Term Loan 5.50%, 10/09/18	USD	479	-	908	1,387	483,588	-	916,802	1,400,390
						5,994,435	484,879	11,069,753	17,549,067
Biotechnology	0.2%
Grifols, Inc., Term Loan B 4.25%, 06/01/17	USD	564	-	1,025	1,589	567,237	-	1,030,485	1,597,722
Building Products	0.8%
Armstrong World Industries, Inc., Term Loan B 4.00%, 03/09/18	USD	585	-	1,106	1,691	585,373	-	1,106,268	1,691,641
CPG International, Inc., Term Loan 5.75%, 09/18/19	USD	763	-	1,441	2,204	768,811	-	1,452,198	2,221,009
Wilsonart International Holdings LLC, Term Loan B 5.50%, 10/31/19	USD	750	150	1,430	2,330	757,875	151,575	1,445,015	2,354,465
						2,112,059	151,575	4,003,481	6,267,115
Capital Markets	1.0%
American Capital Holdings, Inc., Term Loan 5.50%, 08/22/16	USD	541	343	1,025	1,909	546,410	346,430	1,035,250	1,928,090
HarbourVest Partners LLC, Term Loan B 4.75%, 11/21/17	USD	351	-	658	1,009	352,414	-	661,380	1,013,794
Nuveen Investments, Inc., Second Lien Term Loan 8.25%, 02/28/19	USD	-	-	1,241	1,241	-	-	1,265,820	1,265,820
Nuveen Investments, Inc., Extended First Lien Term Loan 5.70%- 5.81%, 05/13/17	USD	371	-	418	789	374,979	-	423,353	798,332
Nuveen Investments, Inc., Incremental Term Loan 7.25%, 05/13/17	USD	215	-	405	620	216,075	-	407,025	623,100
Nuveen Investments, Inc., Extended Term Loan 5.70%-5.81%, 05/12/17	USD	1,004	-	1,202	2,206	1,018,186	-	1,218,085	2,236,271
						2,508,064	346,430	5,010,913	7,865,407
Chemicals	2.5%
American Rock Salt Holdings LLC, Term Loan 5.50%, 04/25/17	USD	1,334	-	2,230	3,564	1,320,585	-	2,208,374	3,528,959
Chemtura Corp., Exit Term Loan B 5.50%, 08/27/16	USD	800	-	1,300	2,100	806,000	-	1,309,750	2,115,750
Evergreen Acqco 1 LP, Term Loan 5.00%, 07/09/19	USD	423	-	801	1,224	426,686	-	808,206	1,234,892
General Chemical Corp., Term Loan 5.00%-5.75%, 10/06/15	USD	467	-	882	1,349	468,611	-	885,680	1,354,291
Ineos US Finance LLC, 6-Year Term Loan 6.50%, 05/04/18	USD	747	142	1,405	2,294	762,341	144,997	1,434,164	2,341,502
MacDermid, Inc., Tranche C Term Loan 2.31%, 04/11/14	EUR	-	-	606	606	-	-	790,184	790,184
Nexeo Solutions LLC, Term Loan B 5.00%, 09/08/17	USD	919	-	1,686	2,605	916,515	-	1,680,846	2,597,361
Tronox Pigments (Netherlands) BV, Term Loan B 4.25%, 02/08/18	USD	340	-	668	1,008	339,630	-	667,561	1,007,191
Univar, Inc., Term Loan B 5.00%, 06/30/17	USD	296	-	549	845	294,336	-	546,781	841,117
US Coatings Acquisition, Inc., Term Loan B 5.25%, 02/03/20	EUR	-	-	125	125	-	-	164,855	164,855

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
US Coatings Acquisition, Inc., Term Loan 4.75%, 02/03/20	USD	1,480	255	2,830	4,565	$1,497,967	$258,096	$2,864,356	$4,620,419
						6,832,671	403,093	13,360,757	20,596,521
Commercial Banks	0.2%
Everest Acquisition LLC, Term Loan B1 5.00%, 05/24/18	USD	645	-	1,190	1,835	650,411	-	1,199,984	1,850,395
Commercial Services & Supplies	2.5%
ACCO Brands Corp., Term Loan B 4.25%, 04/30/19	USD	503	-	950	1,453	507,055	-	957,377	1,464,432
ADS Waste Holdings, Inc., Term Loan B 5.25%, 10/09/19	USD	1,235	-	2,375	3,610	1,236,161	-	2,377,232	3,613,393
Altegrity, Inc., Tranche D Term Loan 7.75%, 02/20/15	USD	564	-	1,127	1,691	563,576	-	1,127,151	1,690,727
Altegrity, Inc., Term Loan 3.20%, 02/21/15	USD	365	-	730	1,095	352,225	-	704,450	1,056,675
AWAS Finance Luxembourg 2012 SA, Term Loan 4.75%, 07/16/18	USD	157	-	431	588	159,499	-	438,622	598,121
AWAS Finance Luxembourg Sarl, Term Loan B 5.25%, 06/10/16	USD	520	134	760	1,414	523,982	134,974	766,100	1,425,056
Delos Aircraft, Inc., Term Loan 2 4.75%, 04/12/16	USD	1,075	225	975	2,275	1,081,267	226,312	980,684	2,288,263
Garda World Security Corp., Term Loan B 4.50%, 11/13/19	USD	304	-	584	888	307,091	-	589,011	896,102
KAR Auction Services, Inc., Term Loan B 5.00%, 05/19/17	USD	1,231	-	2,364	3,595	1,243,563	-	2,387,640	3,631,203
Progressive Waste Solutions Ltd., Term Loan B 3.50%, 10/24/19	USD	295	-	555	850	297,581	-	559,856	857,437
Protection One, Inc., Term Loan 5.75%, 03/21/19	USD	506	-	953	1,459	510,604	-	961,138	1,471,742
WEST Corp., Term Loan B8 5.75%, 02/07/18	USD	650	-	1,250	1,900	651,898	-	1,253,650	1,905,548
						7,434,502	361,286	13,102,911	20,898,699
Communications Equipment	2.7%
Alcatel-Lucent, Term Loan C 7.25%, 01/31/19	USD	2,045	500	2,720	5,265	2,067,495	505,500	2,749,920	5,322,915
Alcatel-Lucent, Term Loan D 7.75%, 01/31/19	EUR	-	195	875	1,070	-	255,254	1,145,372	1,400,626
Alcatel-Lucent, Term Loan B 6.25%, 07/29/16	USD	415	-	795	1,210	419,337	-	803,308	1,222,645
Avaya, Inc., Term Loan B5 8.00%, 03/30/18	USD	144	-	275	419	144,333	-	276,282	420,615
Avaya, Inc., Extended Term Loan B3 4.79%, 10/26/17	USD	183	-	352	535	170,598	-	327,462	498,060
CommScope, Inc., Term Loan 4.25%, 01/12/18	USD	821	-	1,474	2,295	824,320	-	1,480,058	2,304,378
Riverbed Technology, Inc., Term Loan 4.00%, 12/18/19	USD	400	-	715	1,115	404,500	-	723,044	1,127,544
Telesat Canada, Term Loan A 4.40%, 03/24/17	CAD	-	-	2,630	2,630	-	-	2,505,673	2,505,673
Zayo Group, LLC Refinancing, Term Loan B 5.25%, 07/12/19	USD	2,154	751	4,070	6,975	2,161,176	753,667	4,082,776	6,997,619
						6,191,759	1,514,421	14,093,895	21,800,075
Construction & Engineering	1.1%
BakerCorp International, Inc., Term Loan 5.00%, 02/14/20	USD	675	-	1,183	1,858	676,907	-	1,185,760	1,862,667
Centaur LLC, Second Lien Term Loan 8.75%, 02/15/20	USD	-	-	510	510	-	-	517,650	517,650
Centaur LLC, First Lien Term Loan 8.75%, 02/15/19	USD	540	-	1,040	1,580	540,340	-	1,040,655	1,580,995
Safway Services LLC, First Out Term Loan 9.00%, 12/16/17	USD	1,500	-	2,750	4,250	1,500,000	-	2,750,000	4,250,000
Safway Services LLC, Mezzanine Loan 9.88%, 12/16/17	USD	-	750	-	750	-	750,000	-	750,000

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
						$2,717,247	$750,000	$5,494,065	$8,961,312
Construction Materials	1.0%
HD Supply, Inc., Senior Debt B 4.50%, 10/12/17	USD	3,036	408	4,766	8,210	3,044,298	409,035	4,779,128	8,232,461
Consumer Finance	0.6%
Springleaf Financial Funding Co., Term Loan 5.50%, 05/10/17	USD	1,230	1,750	1,635	4,615	1,234,354	1,756,195	1,640,788	4,631,337
Containers & Packaging	0.1%
Sealed Air Corp., Term Loan 4.00%, 10/03/18	USD	360	-	680	1,040	363,642	-	687,432	1,051,074
Distributors	0.2%
Crossmark Holdings, Inc., Term Loan 4.50%, 01/31/20	USD	225	-	425	650	225,095	-	425,178	650,273
VWR Funding, Inc., Extended Term Loan B 4.54%, 04/03/17	USD	265	-	500	765	266,905	-	503,595	770,500
						492,000	-	928,773	1,420,773
Diversified Consumer Services	1.8%
Bright Horizons Family, Inc., Term Loan B 4.00%, 01/16/20	USD	540	-	1,030	1,570	542,700	-	1,035,150	1,577,850
Coinmach Service Corp., Term Loan B 3.21%, 11/20/14	USD	2,143	-	4,069	6,212	2,094,643	-	3,977,063	6,071,706
Education Management LLC, Term Loan C3 8.25%, 03/29/18	USD	206	-	397	603	176,982	-	341,416	518,398
Laureate Education, Inc., Extended Term Loan 5.25%, 06/18/18	USD	707	485	1,291	2,483	711,043	487,670	1,297,365	2,496,078
ServiceMaster Co., Term Loan 4.25%, 04/01/17	USD	820	165	1,580	2,565	817,218	164,440	1,574,639	2,556,297
Weight Watchers International, Inc., Term Loan F 4.00%, 03/15/19	USD	466	-	883	1,349	467,694	-	885,654	1,353,348
						4,810,280	652,110	9,111,287	14,573,677
Diversified Financial Services	0.8%
Reynolds Group Holdings Inc., Dollar Term Loan 4.75%, 09/28/18	USD	1,337	-	2,539	3,876	1,351,407	-	2,566,664	3,918,071
Telesat LLC, Term Loan B 4.25%, 03/28/19	USD	1,378	-	-	1,378	1,387,721	-	-	1,387,721
WMG Acquisition Corp., Term Loan 5.25%, 11/01/18	USD	345	-	660	1,005	348,881	-	667,425	1,016,306
						3,088,009	-	3,234,089	6,322,098
Diversified Telecommunication Services	2.8%
Consolidated Communications, Inc., Term Loan B3 5.25%, 12/31/18	USD	880	-	1,565	2,445	888,527	-	1,580,165	2,468,692
Hawaiian Telcom Communications, Inc., Term Loan B 7.00%, 02/28/17	USD	868	-	2,020	2,888	884,097	-	2,057,811	2,941,908
Integra Telecom, Inc., Term Loan 9.25%, 02/15/19	USD	440	-	840	1,280	444,840	-	849,240	1,294,080
Integra Telecom, Inc., Second Lien Term Loan 9.75%, 02/15/20	USD	-	-	420	420	-	-	429,450	429,450
Level 3 Financing, Inc., Term Loan 4.75%, 08/01/19	USD	2,725	350	6,725	9,800	2,746,800	352,800	6,778,800	9,878,400
Level 3 Financing, Inc., 2016 Term Loan B 4.75%, 02/01/16	USD	529	135	135	799	534,623	136,178	136,177	806,978
Level 3 Financing, Inc., 2019 Term Loan B 5.25%, 08/01/19	USD	595	110	110	815	601,075	111,123	111,123	823,321
Syniverse Holdings, Inc., Delayed Draw Term Loan 4.00%, 04/23/19	USD	435	-	830	1,265	434,456	-	828,963	1,263,419
US Telepacific Corp., Term Loan B 5.75%, 02/23/17	USD	1,359	-	1,483	2,842	1,355,157	-	1,478,777	2,833,934

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
						$7,889,575	$600,101	$14,250,506	$22,740,182
Electronic Equipment, Instruments & Components	0.1%
CDW LLC, Extended Term Loan 4.00%, 07/14/17	USD	418	-	806	1,224	418,637	-	807,341	1,225,978
Energy Equipment & Services	1.7%
Dynegy Midwest Generation LLC, Coal Co. Term Loan 9.25%, 08/04/16	USD	747	610	1,418	2,775	770,897	629,303	1,463,130	2,863,330
Dynegy Power LLC, Gas Co. Term Loan 9.25%, 08/04/16	USD	1,205	984	2,288	4,477	1,253,545	1,023,302	2,379,177	4,656,024
MEG Energy Corp., Term Loan 3.75%, 03/20/20	USD	1,541	-	2,963	4,504	1,544,351	-	2,969,906	4,514,257
Tervita Corp., Incremental Term Loan 3.20%, 05/01/18	USD	425	50	820	1,295	427,193	50,258	824,231	1,301,682
Unifrax I LLC/Unifrax Holding Co., Term Loan 4.25%, 11/28/18	USD	210	-	400	610	211,388	-	402,644	614,032
						4,207,374	1,702,863	8,039,088	13,949,325
Food & Staples Retailing	1.0%
Alliance Boots Holdings Ltd., Term Loan B1 3.49%, 07/09/15	GBP	-	-	3,000	3,000	-	-	4,457,306	4,457,306
Pilot Travel Centers LLC, Term Loan B2 4.25%, 08/07/19	USD	454	-	858	1,312	457,974	-	865,622	1,323,596
Rite Aid Corp., Term Loan 6 4.00%, 02/21/20	USD	210	-	405	615	210,405	-	405,782	616,187
Rite Aid Corp., Second Lien Term Loan 5.75%, 07/07/20	USD	225	40	430	695	230,126	40,911	439,795	710,832
Supervalu, Inc., Term Loan B 6.25%, 02/05/18	USD	490	-	940	1,430	495,513	-	950,575	1,446,088
						1,394,018	40,911	7,119,080	8,554,009
Food Products	0.9%
Advance Pierre Foods, Inc., Term Loan 5.75%, 07/10/17	USD	510	80	970	1,560	516,217	80,975	981,824	1,579,016
Del Monte Foods Co., Term Loan 4.50%, 03/08/18	USD	861	-	1,401	2,262	864,130	-	1,405,906	2,270,036
Pinnacle Foods Finance LLC, Term Loan E 4.75%, 10/17/18	USD	727	-	1,369	2,096	733,792	-	1,381,842	2,115,634
Pinnacle Foods Finance LLC, Extended Term Loan B 3.70%, 10/03/16	USD	118	-	-	118	118,940	-	-	118,940
Solvest Ltd. (Dole), Term Loan C-2 5.00%-6.00%, 07/06/18	USD	361	-	713	1,074	361,127	-	712,994	1,074,121
Solvest Ltd. (Dole), Term Loan B-2 5.00%-6.00%, 07/06/18	USD	202	-	398	600	201,806	-	398,437	600,243
						2,796,012	80,975	4,881,003	7,757,990
Health Care Equipment & Supplies	2.6%
Bausch & Lomb, Inc., Term Loan B 5.25%, 05/17/19	USD	1,129	134	2,139	3,402	1,137,659	135,316	2,155,038	3,428,013
Biomet, Inc., Extended Term Loan B 3.95%-4.06%, 07/25/17	USD	498	-	773	1,271	501,739	-	777,972	1,279,711
BSN Medical Acquisition Holding GmbH, Term Loan B 5.00%, 08/28/19	USD	720	-	1,360	2,080	722,880	-	1,365,440	2,088,320
Capital Safety North America Holding, Inc., Term Loan 4.50%, 01/21/19	USD	670	278	1,256	2,204	669,938	277,900	1,255,512	2,203,350
DJO Finance LLC, Term Loan B3 6.25%, 09/15/17	USD	1,226	-	2,322	3,548	1,235,704	-	2,341,333	3,577,037
DJO Finance LLC, Extended Term Loan B2 5.20%, 11/01/16	USD	354	-	755	1,109	355,955	-	760,176	1,116,131
Hologic, Inc., Term Loan B 4.50%, 08/01/19	USD	1,416	-	2,275	3,691	1,431,053	-	2,299,729	3,730,782

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
IASIS Healthcare LLC, Term Loan B2 4.50%, 05/03/18	USD	99	-	-	99	$99,231	-	-	$99,231
Immucor, Inc., Term Loan B1 5.75%, 08/18/18	USD	968	-	1,501	2,469	966,577	-	$1,499,181	2,465,758
LHP Hospital Group, Inc., Term Loan 9.00%, 07/03/18	USD	398	104	751	1,253	406,955	$106,826	768,127	1,281,908
						7,527,691	520,042	13,222,508	21,270,241
Health Care Providers & Services	2.9%
American Renal Holdings Co., Inc., First Lien Term Loan 4.50%, 08/14/19	USD	560	-	1,075	1,635	558,600	-	1,072,312	1,630,912
American Renal Holdings Co., Inc., Second Lien Term Loan, 8.50%, 02/14/20	USD	-	-	850	850	-	-	847,875	847,875
Ardent Medical Services, Inc., Term Loan 6.75%, 07/02/18	USD	270	-	510	780	273,712	-	517,012	790,724
CHG Buyer Corp., First Lien Term Loan 5.00%, 11/22/19	USD	415	-	785	1,200	419,321	-	793,715	1,213,036
ConvaTec, Inc., Term Loan 5.00%, 12/22/16	USD	1,068	-	1,766	2,834	1,078,855	-	1,783,967	2,862,822
DaVita, Inc., Term Loan B2 4.00%, 11/01/19	USD	590	-	1,115	1,705	594,236	-	1,123,006	1,717,242
DaVita, Inc., Term Loan B 4.50%, 10/20/16	USD	1,078	-	1,960	3,038	1,085,697	-	1,973,994	3,059,691
Emergency Medical Services Corp., Term Loan 4.00%, 05/25/18	USD	381	-	687	1,068	381,105	-	688,112	1,069,217
Genesis HealthCare Corp., Term Loan B 10.00%-10.75%, 09/25/17	USD	369	-	781	1,150	361,721	-	765,264	1,126,985
Harden Healthcare LLC, Term Loan A 8.50%, 03/02/15	USD	273	137	546	956	270,586	135,293	541,173	947,052
Harden Healthcare LLC, Add on Term Loan A 7.75%, 03/02/15	USD	960	137	1,817	2,914	939,856	134,265	1,779,014	2,853,135
inVentiv Health, Inc., Incremental Term Loan B-3 7.75%, 05/15/18	USD	333	-	545	878	327,596	-	536,399	863,995
inVentiv Health, Inc., Combined Term Loan 7.50%, 08/04/16	USD	135	107	381	623	132,659	105,748	374,611	613,018
Medpace, Inc., Term Loan 6.50%-7.25%, 06/16/17	USD	968	-	1,845	2,813	963,599	-	1,835,426	2,799,025
US Renal Care, Inc., First Lien Term Loan 6.25%, 07/02/19	USD	478	-	905	1,383	484,167	-	917,900	1,402,067
						7,871,710	375,306	15,549,780	23,796,796
Health Care Technology	0.8%
IMS Health, Inc., Term Loan B 3.75%, 08/25/17	USD	1,385	-	2,648	4,033	1,388,003	-	2,654,278	4,042,281
Kinetic Concepts, Inc., Term Loan C1 5.50%, 05/04/18	USD	693	-	1,297	1,990	701,552	-	1,312,904	2,014,456
MedAssets, Inc., Term Loan B 4.00%, 12/13/19	USD	270	-	515	785	271,574	-	518,003	789,577
						2,361,129	-	4,485,185	6,846,314
Hotels, Restaurants & Leisure	4.0%
Alpha D2 Ltd., Extended Term Loan B2 6.00%, 04/30/19	USD	621	-	1,177	1,798	628,276	-	1,191,233	1,819,509
Caesars Entertainment Operating Co., Inc., Term Loan B3 3.20%-3.31%, 01/28/15	USD	-	9	-	9	-	8,699	-	8,699
Caesars Entertainment Operating Co., Inc., Term Loan B1 3.20%, 01/28/15	USD	894	185	2,544	3,623	891,262	184,889	2,536,304	3,612,455
Golden Living, Term Loan 5.00%, 05/04/18	USD	545	-	1,011	1,556	522,530	-	969,145	1,491,675

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Harrah's Property Co., Mezzanine Term Loan 3.69%, 02/13/14	USD	-	1,940	2,703	4,643	-	$1,784,800	$2,486,392	$4,271,192
MGM Resorts International, Term Loan B 4.25%, 12/20/19	USD	735	445	1,395	2,575	$743,452	450,118	1,411,042	2,604,612
OSI Restaurant Partners LLC, Term Loan B 4.75%, 10/24/19	USD	546	-	1,043	1,589	552,765	-	1,056,176	1,608,941
Sabre, Inc., Term Loan B 5.25%, 02/19/19	USD	305	-	585	890	304,783	-	584,585	889,368
SeaWorld Parks & Entertainment, Inc., Term Loan B 4.00%, 08/17/17	USD	866	-	1,417	2,283	869,722	-	1,422,459	2,292,181
Six Flags Theme Parks, Inc., Term Loan B 4.00%-5.25%, 12/20/18	USD	206	-	389	595	208,871	-	393,773	602,644
Station Casinos, Inc., Term Loan B 5.00%, 02/13/20	USD	1,585	625	2,995	5,205	1,598,208	630,208	3,019,957	5,248,373
Station Casinos, Inc., 2011 Term Loan B2 6.25%, 06/17/16	USD	875	-	1,670	2,545	867,711	-	1,656,089	2,523,800
Station Casinos, Inc., Term Loan B1 3.20%, 06/17/16	USD	-	277	-	277	-	279,205	-	279,205
Station Casinos, Inc., Term Loan B 5.50%, 09/27/19	USD	758	369	1,411	2,538	762,520	371,227	1,419,691	2,553,438
Wendy's International, Inc., Term Loan B 4.75%, 05/15/19	USD	1,007	-	1,781	2,788	1,015,908	-	1,795,441	2,811,349
						8,966,008	3,709,146	19,942,287	32,617,441
Household Products	0.4%
Prestige Brands, Inc., Term Loan 5.25%-6.25%, 01/31/19	USD	-	-	1,050	1,050	-	-	1,055,147	1,055,147
Spectrum Brands, Inc., Term Loan 4.50%, 12/17/19	USD	900	-	1,705	2,605	910,872	-	1,725,597	2,636,469
						910,872	-	2,780,744	3,691,616
Independent Power Producers & Energy Traders	0.4%
AES Corp., Term Loan 4.25%, 06/01/18	USD	730	-	1,383	2,113	732,540	-	1,387,971	2,120,511
Calpine Corp., Term Loan B1 4.50%, 04/02/18	USD	403	-	756	1,159	405,323	-	760,606	1,165,929
						1,137,863	-	2,148,577	3,286,440
Industrial Conglomerates	0.5%
Sequa Corp., Term Loan B 5.25%, 06/19/17	USD	1,412	209	2,685	4,306	1,428,062	211,192	2,715,330	4,354,584
Insurance	0.8%
Alliant Holdings I, Inc., Term Loan B 5.00%, 12/20/19	USD	400	120	760	1,280	403,000	120,900	765,700	1,289,600
Asurion LLC, Term Loan B1 5.50%, 05/24/19	USD	575	-	1,090	1,665	576,679	-	1,093,183	1,669,862
CNO Financial Group, Inc., Term Loan B-1 4.25%, 09/28/16	USD	371	-	703	1,074	373,279	-	708,272	1,081,551
CNO Financial Group, Inc., Term Loan B-2 5.00%, 09/20/18	USD	508	-	958	1,466	512,486	-	966,955	1,479,441
Cunningham Lindsey Group, Inc., Term Loan B 5.00%, 12/10/19	USD	345	-	660	1,005	349,312	-	668,250	1,017,562
						2,214,756	120,900	4,202,360	6,538,016
Internet Software & Services	0.2%
Web.com Group, Inc., Term Loan B 5.50%, 10/27/17	USD	592	-	1,117	1,709	597,107	-	1,127,339	1,724,446
IT Services	3.1%
CCC Information Services, Inc., Term Loan 5.25%, 12/20/19	USD	205	-	385	590	206,230	-	387,310	593,540
Ceridian Corp., Extended Term Loan 5.95%, 05/09/17	USD	951	-	1,794	2,745	961,746	-	1,813,842	2,775,588
First Data Corp., 2018 Add-on Term Loan 5.20%, 09/24/18	USD	835	-	1,840	2,675	834,624	-	1,839,172	2,673,796

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
First Data Corp., Extended 2018 Term Loan B 4.20%, 03/23/18	USD	3,949	285	6,888	11,122	$3,898,811	$281,409	$6,801,309	$10,981,529
Genpact International, Inc., Term Loan B 4.25%, 08/30/19	USD	519	-	978	1,497	523,887	-	987,326	1,511,213
InfoGroup, Inc., Term Loan 5.75%, 05/25/18	USD	373	-	674	1,047	338,416	-	610,415	948,831
iPayment, Inc., Term Loan B 5.75%, 05/08/17	USD	151	-	183	334	151,850	-	184,030	335,880
SunGard Data Systems, Inc., Term Loan D 4.50%, 01/31/20	USD	555	-	1,060	1,615	559,163	-	1,067,950	1,627,113
TransUnion LLC, Term Loan B 5.50%, 02/12/18	USD	1,453	-	2,762	4,215	1,461,486	-	2,778,438	4,239,924
						8,936,213	281,409	16,469,792	25,687,414
Leisure Equipment & Products	0.4%
Eastman Kodak Co., DIP Term Loan B 8.50%, 07/19/13	USD	267	88	508	863	267,046	88,245	507,456	862,747
EB Sports Corp., Term Loan 11.50%, 12/31/15	USD	-	-	1,837	1,837	-	-	1,832,127	1,832,127
FGI Operating Co. LLC, Term Loan 5.50%, 04/19/19	USD	283	-	542	825	282,658	-	540,560	823,218
						549,704	88,245	2,880,143	3,518,092
Life Sciences Tools & Services	0.1%
Patheon, Inc., Term Loan 7.25%, 12/06/18	USD	264	75	499	838	267,311	75,654	504,361	847,326
Machinery	2.1%
Alliance Laundry Systems LLC, First Lien Term Loan 5.50%, 12/07/18	USD	220	-	420	640	220,893	-	421,705	642,598
Alliance Laundry Systems LLC, Second Lien Term Loan 9.50%, 12/10/19	USD	-	-	442	442	-	-	449,550	449,550
Dematic S.A., Term Loan 5.25%, 12/27/19	USD	540	-	1,020	1,560	543,543	-	1,026,691	1,570,234
Intelligrated, Inc., First Lien Term Loan 4.50%, 07/30/18	USD	399	-	798	1,197	399,000	-	798,000	1,197,000
Rexnord Corp., Term Loan B 4.50%, 04/02/18	USD	541	213	1,022	1,776	543,903	214,182	1,027,985	1,786,070
Silver II US Holdings LLC, Term Loan 4.75%, 12/05/19	USD	1,850	230	3,530	5,610	1,850,000	230,000	3,530,000	5,610,000
Terex Corp., Term Loan B 4.50%, 04/28/17	USD	1,122	-	2,021	3,143	1,132,414	-	2,040,919	3,173,333
Terex Corp., Term Loan B 5.00%, 04/28/17	EUR	-	-	217	217	-	-	284,435	284,435
Wabash National Corp., Term Loan B 6.00%, 05/02/19	USD	1,017	-	1,930	2,947	1,024,098	-	1,943,288	2,967,386
						5,713,851	444,182	11,522,573	17,680,606
Media	7.7%
Capsugel Holdings US, Inc., Term Loan B 4.75%, 08/01/18	USD	721	-	1,352	2,073	728,394	-	1,365,739	2,094,133
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental 7.50%, 07/03/14	USD	661	478	1,240	2,379	525,370	379,612	986,066	1,891,048
Cengage Learning Acquisitions, Inc., Non-Extended Term Loan 2.71%, 07/03/14	USD	192	40	-	232	149,941	30,973	-	180,914
Charter Communications Operating LLC, Term Loan D 4.00%, 05/15/19	USD	631	-	794	1,425	635,494	-	800,035	1,435,529
Charter Communications Operating LLC, Extended Term Loan C 3.46%, 09/06/16	USD	1,086	-	1,367	2,453	1,089,316	-	1,371,359	2,460,675
Clear Channel Communications, Inc., Term Loan C 3.85%, 01/29/16	USD	-	79	589	668	-	66,415	497,135	563,550
Clear Channel Communications, Inc., Term Loan B 3.85%, 01/29/16	USD	-	357	2,493	2,850	-	305,205	2,132,372	2,437,577

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Cumulus Media, Inc., First Lien Term Loan 4.50%, 09/17/18	USD	1,143	-	1,484	2,627	$1,153,370	-	$1,497,883	$2,651,253
EMI Music Publishing Ltd., Term Loan B 5.50%, 06/29/18	USD	368	104	891	1,363	372,108	$105,598	900,098	1,377,804
Foxco Acquisition Sub LLC, Term Loan B 5.50%, 07/14/17	USD	658	-	1,242	1,900	665,921	-	1,256,169	1,922,090
Getty Images, Inc., Term Loan B 4.75%, 10/18/19	USD	970	235	1,290	2,495	977,547	236,828	1,300,036	2,514,411
Gray Television, Inc., Term Loan B 4.75%, 10/15/19	USD	872	-	1,282	2,154	880,745	-	1,294,354	2,175,099
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B 7.25%, 06/01/18	USD	804	-	1,514	2,318	807,945	-	1,521,130	2,329,075
Hubbard Broadcasting, Term Loan B 4.50%, 04/28/17	USD	484	-	887	1,371	487,717	-	894,147	1,381,864
Intelsat Jackson Holdings SA, Term Loan B1 4.50%, 04/02/18	USD	5,332	2,373	7,222	14,927	5,382,454	2,395,289	7,290,209	15,067,952
Interactive Data Corp., Term Loan B 3.75%, 02/11/18	USD	891	150	1,683	2,724	892,265	149,835	1,685,390	2,727,490
Kabel Deutschland GmbH, Term Loan F1 3.50%, 02/01/19	USD	1,200	-	2,265	3,465	1,201,932	-	2,268,647	3,470,579
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG), Term Loan C 3.00%, 03/04/16	EUR	-	-	608	608	-	-	784,699	784,699
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG), Term Loan B 2.62%, 03/06/15	EUR	-	-	304	304	-	-	390,366	390,366
NEP Supershooters LP, Term Loan 4.75%, 01/18/20	USD	315	-	600	915	315,788	-	601,500	917,288
NEP Supershooters LP, First Lien Term Loan 5.25%, 01/18/20	USD	315	-	600	915	315,885	-	601,686	917,571
NEP Supershooters LP, Second Lien Term Loan 9.50%, 08/18/20	USD	225	-	430	655	230,625	-	440,750	671,375
Nielsen Finance LLC, Class C Term Loan 3.45%, 05/02/16	USD	222	-	399	621	222,083	-	399,749	621,832
Sinclair Television Group, Inc., Term Loan B 4.00%, 10/28/16	USD	1,102	-	2,030	3,132	1,105,867	-	2,036,684	3,142,551
Univision Communications, Inc., Extended Term Loan 4.45%, 03/31/17	USD	1,114	-	2,124	3,238	1,114,547	-	2,125,932	3,240,479
UPC Broadband Holding BV, Term Loan U 4.12%, 12/29/17	EUR	-	-	196	196	-	-	255,567	255,567
UPC Financing Partnership, Term Loan T 3.70%, 12/30/16	USD	425	-	255	680	425,938	-	255,592	681,530
Virgin Media Investment Holdings, Term Loan B 3.50%, 02/17/20	USD	980	270	-	1,250	974,149	268,388	-	1,242,537
WC Luxco Sarl, Term Loan B-3 4.25%, 03/15/18	USD	263	-	500	763	265,460	-	504,374	769,834
Weather Channel, Term Loan B 4.25%, 02/13/17	USD	629	-	1,000	1,629	633,828	-	1,006,824	1,640,652
WideOpenWest Finance LLC, First Lien Term Loan 6.25%, 07/17/18	USD	343	-	652	995	347,308	-	659,383	1,006,691
						21,901,997	3,938,143	37,123,875	62,964,015
Metals & Mining	2.6%
Ameriforge Group, Inc., Second Lien Term Loan 8.75%, 12/18/20	USD	-	-	335	335	-	-	339,606	339,606
Ameriforge Group, Inc., First Lien Term Loan 5.00%, 12/19/19	USD	355	-	680	1,035	358,330	-	686,378	1,044,708
Constellium Holdco BV, Term Loan B 9.25%, 05/25/18	USD	483	149	915	1,547	492,226	152,235	933,708	1,578,169

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
FMG America Finance, Inc., Term Loan 5.25%, 10/18/17	USD	1,756	853	3,332	5,941	$1,776,632	$863,080	$3,371,563	$6,011,275
Metals USA, Inc., Term Loan 6.25%, 11/15/19	USD	430	-	820	1,250	430,538	-	821,025	1,251,563
Novelis, Inc., Incremental Term Loan B-2 4.00%, 03/10/17	USD	886	-	1,118	2,004	886,712	-	1,119,586	2,006,298
Novelis, Inc., Term Loan 4.00%, 03/10/17	USD	1,095	-	2,067	3,162	1,095,762	-	2,069,275	3,165,037
SunCoke Energy, Inc., Term Loan B 4.00%, 07/26/18	USD	258	-	485	743	258,484	-	486,557	745,041
Walter Energy, Inc., Term Loan B 5.75%, 04/02/18	USD	1,378	-	1,925	3,303	1,380,038	-	1,928,097	3,308,135
Windsor Financing LLC, Term Loan B 6.25%, 12/05/17	USD	608	-	1,156	1,764	627,109	-	1,192,536	1,819,645
						7,305,831	1,015,315	12,948,331	21,269,477
Multiline Retail	1.4%
99 Cents Only Stores, Term Loan 5.25%, 01/11/19	USD	692	-	1,310	2,002	696,736	-	1,318,871	2,015,607
Apex Tool Group LLC, Term Loan B 4.50%, 01/28/20	USD	460	-	875	1,335	464,517	-	883,593	1,348,110
BJ's Wholesale Club, Inc., Term Loan (First Lien ) 5.75%, 09/13/19	USD	389	-	738	1,127	389,270	-	738,615	1,127,885
BJ's Wholesale Club, Inc., Second Lien Term Loan 9.75%, 03/26/20	USD	265	-	510	775	273,780	-	526,896	800,676
HEMA Holding BV, Term Loan C 2.87%, 07/05/16	EUR	-	-	357	357	-	-	446,531	446,531
HEMA Holding BV, Term Loan B 2.12%, 07/06/15	EUR	-	-	357	357	-	-	444,197	444,197
HEMA Holding BV, Second Lien Term Loan 5.12%, 01/05/17	EUR	-	-	2,900	2,900	-	-	3,437,773	3,437,773
Neiman Marcus Group, Inc., Extended Term Loan 4.00%, 05/16/18	USD	615	-	1,120	1,735	614,797	-	1,119,630	1,734,427
						2,439,100	-	8,916,106	11,355,206
Oil, Gas & Consumable Fuels	2.1%
Chesapeake Energy Corp., Unsecured Term Loan 5.75%, 12/01/17	USD	1,230	515	1,920	3,665	1,255,498	525,676	1,959,802	3,740,976
Gibson Energy ULC, Term Loan B 4.75%, 06/15/18	USD	694	-	1,304	1,998	700,119	-	1,315,854	2,015,973
Obsidian Natural Gas Trust, Term Loan 7.00%, 11/02/15	USD	799	313	1,621	2,733	806,819	316,500	1,637,156	2,760,475
Plains Exploration & Production, 7-Year Term Loan B 4.00%, 11/30/19	USD	845	-	1,605	2,450	846,411	-	1,607,680	2,454,091
Samson Investment Co., Second Lien Term Loan 6.00%, 09/25/18	USD	275	85	525	885	277,580	85,797	529,924	893,301
Tesoro Corp., Term Loan B 2.55%, 01/30/16	USD	515	-	985	1,500	519,506	-	993,619	1,513,125
Vantage Drilling Co., Term Loan 6.25%, 10/26/17	USD	1,269	351	2,410	4,030	1,275,282	352,315	2,421,547	4,049,144
						5,681,215	1,280,288	10,465,582	17,427,085
Pharmaceuticals	2.4%
Aptalis Pharma, Inc., Term Loan B 5.50%, 02/10/17	USD	1,180	-	1,764	2,944	1,182,725	-	1,767,528	2,950,253
Par Pharmaceutical, Refi Term Loan B 4.25%, 09/28/19	USD	1,746	-	3,062	4,808	1,743,443	-	3,058,497	4,801,940
Pharmaceutical Product Development, Inc., Term Loan B 4.25%, 12/05/18	USD	1,580	109	2,477	4,166	1,588,626	109,426	2,490,569	4,188,621
Quintiles Transnational Corp., Term Loan B 4.50%, 06/08/18	USD	683	-	756	1,439	688,816	-	762,094	1,450,910
RPI Finance Trust, Incremental Tranche 2 4.00%, 11/09/18	USD	168	-	322	490	170,164	-	325,313	495,477

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Valeant Pharmaceuticals International, Inc., Term Loan C1 3.50%, 12/11/19	USD	625	-	1,185	1,810	$627,344	-	$1,189,444	$1,816,788
Valeant Pharmaceuticals International, Inc., Series D, Tranche B 3.50%, 02/13/19	USD	656	-	1,128	1,784	658,409	-	1,133,093	1,791,502
Warner Chilcott Corp., Incremental Term Loan B-1 4.25%, 03/15/18	USD	145	-	276	421	146,638	-	278,613	425,251
Warner Chilcott Corp., Term Loan B-2 4.25%, 03/15/18	USD	118	-	225	343	119,374	-	226,811	346,185
Warner Chilcott Corp., Term Loan B-1 4.25%, 03/15/18	USD	383	-	727	1,110	386,123	-	733,634	1,119,757
						7,311,662	$109,426	11,965,596	19,386,684
Professional Services	1.0%
Booz Allen Hamilton, Inc., Term Loan B 4.50%, 07/31/19	USD	603	-	1,137	1,740	608,768	-	1,147,100	1,755,868
Emdeon, Inc., Term Loan B1 5.00%, 11/02/18	USD	1,311	-	2,571	3,882	1,326,485	-	2,601,411	3,927,896
ON Assignment, Inc., Term Loan B 5.00%, 05/15/19	USD	189	-	362	551	190,672	-	365,117	555,789
Truven Health Analytics, Inc., Term Loan B 5.75%, 06/01/19	USD	557	134	1,055	1,746	562,427	135,585	1,064,593	1,762,605
						2,688,352	135,585	5,178,221	8,002,158
Real Estate Investment Trusts (REITs)	0.5%
iStar Financial, Inc., Term Loan 4.50%, 09/28/17	USD	1,408	200	2,493	4,101	1,408,676	199,851	2,494,285	4,102,812
Real Estate Management & Development	1.0%
Realogy Corp., Extended Term Loan 4.42%, 10/10/16	USD	2,360	426	4,131	6,917	2,359,491	425,650	4,130,399	6,915,540
Realogy Corp., Extended Letter of Credit Loan 4.46%, 10/10/16	USD	981	50	348	1,379	980,656	50,179	348,289	1,379,124
						3,340,147	475,829	4,478,688	8,294,664
Road & Rail	0.2%
Genesee & Wyoming, Inc., Term Loan A 2.70%, 09/29/17	USD	-	105	-	105	-	105,379	-	105,379
Road Infrastructure Investment LLC, Term Loan B 6.25%, 03/30/18	USD	437	-	819	1,256	437,792	-	820,860	1,258,652
						437,792	105,379	820,860	1,364,031
Semiconductors & Semiconductor Equipment	0.9%
Freescale Semiconductor, Inc., Term Loan 5.00%, 03/20/20	USD	940	-	1,810	2,750	936,240	-	1,802,760	2,739,000
Freescale Semiconductor, Inc., Extended Term Loan B 4.45%, 12/01/16	USD	682	-	1,098	1,780	682,426	-	1,098,094	1,780,520
NXP BV, Term Loan C 4.75%, 01/11/20	USD	365	-	690	1,055	370,588	-	700,564	1,071,152
NXP BV, Term Loan A-2 5.50%, 03/03/17	USD	503	-	947	1,450	512,818	-	965,302	1,478,120
						2,502,072	-	4,566,720	7,068,792
Software	1.9%
Blackboard, Inc., Term Loan B 6.25%, 10/04/18	USD	147	-	272	419	148,602	-	274,342	422,944
GCA Services Group, Inc., Term Loan B 5.25%, 11/01/19	USD	415	-	790	1,205	415,000	-	790,000	1,205,000
GCA Services Group, Inc., Second Lien Term Loan 9.25%, 10/22/20	USD	-	-	780	780	-	-	772,200	772,200
Infor US, Inc., Term Loan B2 5.25%, 04/05/18	USD	1,910	443	3,612	5,965	1,931,102	447,573	3,650,989	6,029,664
Kronos, Inc., Second Lien Term Loan 9.75%, 04/30/20	USD	-	185	1,245	1,430	-	192,400	1,294,800	1,487,200

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
RP Crown Parent LLC, First Lien Term Loan 6.75%, 12/21/18	USD	455	-	870	1,325	$461,543	-	$882,511	$1,344,054
Sophia LP, Term Loan B 6.25%, 07/19/18	USD	630	-	1,163	1,793	634,602	-	1,171,572	1,806,174
SS&C Technologies, Inc., Term Loan B-1 5.00%, 06/07/19	USD	762	-	1,440	2,202	769,062	-	1,452,219	2,221,281
SS&C Technologies, Inc., Term Loan B-2 5.00%, 06/07/19	USD	79	-	149	228	79,558	-	150,229	229,787
						4,439,469	$639,973	10,438,862	15,518,304
Specialty Retail	3.5%
Academy Ltd., Term Loan 4.75%, 08/03/18	USD	1,090	-	2,071	3,161	1,102,367	-	2,094,496	3,196,863
Bass Pro Group LLC, Term Loan 4.00%, 11/20/19	USD	580	-	1,110	1,690	583,120	-	1,115,972	1,699,092
Burlington Coat Factory Warehouse Corp., Term Loan B1 5.50%, 02/23/17	USD	330	-	480	810	333,066	-	484,896	817,962
David's Bridal, Inc., Term Loan B 5.00%, 10/11/19	USD	865	-	1,635	2,500	873,866	-	1,651,759	2,525,625
Equinox Fitness Clubs, First Lien Term Loan 5.50%, 11/16/19	USD	425	-	805	1,230	429,250	-	813,050	1,242,300
Gymboree Corp., Initial Term Loan 5.00%, 02/23/18	USD	67	-	128	195	63,889	-	123,280	187,169
Harbor Freight Tools USA, Inc., Term Loan B 5.50%, 11/14/17	USD	423	-	806	1,229	427,104	-	814,010	1,241,114
Jo-Ann Stores, Inc., Term Loan 4.75%, 03/16/18	USD	385	-	770	1,155	385,322	-	770,645	1,155,967
Leslie's Poolmart, Inc., Term Loan B 2.00%-5.25%, 10/16/19	USD	692	-	1,342	2,034	699,712	-	1,334,911	2,034,623
Michaels Stores, Inc., Term Loan 4.81%, 01/31/20	USD	975	-	1,855	2,830	977,165	-	1,859,118	2,836,283
Party City Holdings, Inc., Term Loan B 5.75%, 07/26/19	USD	1,375	-	2,540	3,915	1,373,969	-	2,538,095	3,912,064
PETCO Animal Supplies, Inc., Term Loan 4.00%, 11/24/17	USD	1,500	-	2,549	4,049	1,511,401	-	2,567,362	4,078,763
Things Remembered, Inc., Term Loan B 8.00%, 05/24/18	USD	579	-	1,097	1,676	569,872	-	1,080,791	1,650,663
Toys 'R' Us Delaware, Inc., Term Loan B3 5.25%, 05/25/18	USD	124	-	233	357	117,239	-	220,409	337,648
Toys 'R' Us Delaware, Inc., Incremental Term Loan B2 5.25%, 05/25/18	USD	160	-	684	844	152,250	-	649,764	802,014
Yankee Candle Co., Inc., Term Loan B 5.25%, 04/02/19	USD	451	-	866	1,317	453,415	-	871,019	1,324,434
						10,053,007	-	18,989,577	29,042,584
Textiles, Apparel & Luxury Goods	0.7%
Ascend Performance Materials LLC, Term Loan B 6.75%, 04/10/18	USD	869	402	1,648	2,919	877,423	405,982	1,664,591	2,947,996
Phillips-Van Heusen Corp., Term Loan B 3.25%, 12/19/19	USD	565	-	1,080	1,645	569,531	-	1,088,661	1,658,192
Wolverine Worldwide, Inc., Term Loan B 4.00%, 07/31/19	USD	457	-	863	1,320	460,760	-	869,845	1,330,605
						1,907,714	405,982	3,623,097	5,936,793
Thrifts & Mortgage Finance	0.3%
Insight Global, Inc., First Lien Term Loan 6.00%, 10/31/19	USD	425	-	810	1,235	426,063	-	812,025	1,238,088
Ocwen Financial Corp., Term Loan 5.00%, 01/22/18	USD	355	215	685	1,255	359,288	217,597	693,275	1,270,160
						785,351	217,597	1,505,300	2,508,248

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Trading Companies & Distributors	0.2%
WESCO Distribution, Inc., Term Loan B 4.50%, 12/12/19	USD	480	-	905	1,385	$484,403	-	$913,299	$1,397,702
Wireless Telecommunication Services	1.7%
Cricket Communications, Inc., Term Loan 4.75%, 10/10/19	USD	435	-	820	1,255	436,362	-	822,566	1,258,928
MetroPCS Wireless, Inc., Term Loan B-3 4.00%, 03/16/18	USD	563	-	1,248	1,811	563,477	-	1,250,253	1,813,730
Vodafone Americas Finance 2, Inc., Term Loan B 6.25%, 07/11/16 (h)	USD	-	413	-	413	-	$423,844	-	423,844
Vodafone Americas Finance 2, Inc., PIK Term Loan 6.88%, 08/11/15 (h)	USD	3,046	831	6,091	9,968	3,106,614	847,258	6,213,229	10,167,101
						4,106,453	1,271,102	8,286,048	13,663,603
Total Floating Rate Loan Interests	71.5%					193,047,848	25,037,792	368,563,290	586,648,930
Foreign Agency Obligation	0.0%
Qatar Government International Bond, 4.00%, 01/20/15 (c)	USD	-	200	-	200	-	211,000	-	211,000
Taxable Municipal Bonds	0.1%
Metropolitan Transportation Authority, RB, Build America Bonds, Series TR 6.81%, 11/15/40	USD	-	300	-	300	-	398,238	-	398,238

		Beneficial
		Interest (000)
Other Interests (l)
Auto Components	0.0%
Intermet Liquidating Trust, Class A (d)	USD	320	-	833	1,153	-	-	1	1
Chemicals	0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (d)	USD	-	-	10,000	10,000	-	-	100	100
Diversified Financial Services	0.2%
J.G.Wentworth LLC Preferred Equity Interests (d)	USD	-	-	1	1	645,641	-	808,174	1,453,815
Hotels, Restaurants & Leisure	0.0%
Buffets, Inc. (d)	USD	-	-	1,440	1,440	-	-	14	14
Household Durables	0.4%
Stanley Martin, Class B Membership Units	USD	-	-	2	2	-	-	3,108,150	3,108,150
Media	0.0%
Adelphia Communications Corp., Class A	USD	-	400	-	400	-	2,520	-	2,520
Adelphia Escrow (d)	USD	-	-	7,500	7,500	-	-	75	75
Adelphia Preferred Escrow (d)	USD	3	-	5	8	-	-	-	-
Adelphia Recovery Trust, Series ACC-6B INT (d)	USD	250	-	500	750	7,500	-	15,000	22,500
Adelphia Recovery Trust (d)	USD	-	-	9,406	9,406	-	-	941	941
						7,500	2,520	16,016	26,036
Total Other Interests	0.6%					653,141	2,520	3,932,455	4,588,116
		Par (000)
Preferred Securities
Capital Trusts
Capital Markets	0.0%
State Street Capital Trust IV, 1.31%, 06/01/67 (a)	USD	-	200	-	200	-	160,500	-	160,500

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
Electric Utilities	0.0%
Electricite de France SA, 5.25% (a),(c),(k)	USD	-	225	-	225	-	$221,513	-	$221,513
Insurance	0.0%
MetLife Capital Trust X, 9.25%, 04/08/68 (c)	USD	-	150	-	150	-	207,000	-	207,000
Total Capital Trusts	0.0%					-	589,013	-	589,013
			Shares
Preferred Stocks
Real Estate Investment Trusts (REITs)	0.0%
MPG Office Trust, Inc., Series A, 7.63% (d)		-	3,277	-	3,277	-	74,552	-	74,552
Trust Preferred
Diversified Financial Services	0.2%
GMAC Capital Trust I, Series 2 8.13%, 02/15/40 (a)		52,000	17,000	-	69,000	$1,375,385	459,696	-	1,835,081
Total Preferred Securities	0.8%					1,375,385	1,123,261	-	2,498,646
US Government Sponsored Agency Obligations
Collateralized Mortgage Obligations	0.0%
Ginnie Mae Mortgage-Backed Securities, Series 2006-68, Class B 5.16%, 06/16/31 (a)	USD	-	155	-	155	-	156,260	-	156,260
US Treasury Obligations
US Treasury Bonds, 3.00%, 05/15/42	USD	-	700	-	700	-	688,625	-	688,625
US Treasury Notes, 2.00%, 02/15/22	USD	-	70	-	70	-	71,734	-	71,734
US Treasury Notes, 1.63%, 08/15/22	USD	-	200	-	200	-	196,750	-	196,750
Total US Treasury Obligations	0.1%					-	957,109	-	957,109
			Shares
Warrants (m)
Chemicals	0.0%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)		172,000	-	385,026	557,026	11,124	-	$24,834	35,958
Health Care Providers & Services	0.0%
HealthSouth Corp. (Expires 1/16/14)		-	-	126,761	126,761	-	-	2	2
Media	0.1%
Charter Communications, Inc., (Issued/Exercisable 11/30/09, 1 Share for 1 Warrant, Expires 11/30/14, Strike Price $51.28) (d)		7,000	-	12,661	19,661	260,756	-	481,118	741,874
Software	0.0%
Bankruptcy Management Solutions, Inc., (Expires 9/28/17)		-	56	1,247	1,303	-	-	-	-
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		982	-	2,067	3,067	-	-	-	-
						-	-	-	-
Total Warrants	0.1%					271,880	-	505,954	777,834
Total Long-Term Investments (Cost - $1,199,581,801)	144.4%					358,463,781	130,873,582	696,157,616	1,185,494,979
		Beneficial
		Interest (000)
Short-Term Securities
Bank of New York Cash Reserves, 0.01% (o)	USD	5,966	-	10,421	16,387	5,965,660	-	10,421,076	16,386,736

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
		Par (000)				Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (n),(o)		2,447,698	3,272,481	157,333	5,877,814	$2,447,698	$3,272,481	$157,333	$5,877,512
Total Short-Term Securities	2.7%					8,413,358	3,272,481	10,578,409	22,264,248
Options Purchased (Cost - $84,104)	0.0%					-	35,168	-	35,168

		ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)	ARK	BHD	DSU	Pro Forma Combined Fund (ARK and BHD into DSU)
Total Investments Before Options Written (Cost - $1,221,930,153)	147.1%					366,877,139	134,181,231	706,736,025	1,207,794,395
Options Written (Premiums Received - $45,000)	0.0%					-	(29,046)	-	(29,046)
Total Investments - Net of Options Written -	147.1%					$366,877,139	$134,152,185	$706,736,025	$1,207,765,349
Liabilities in Excess of Other Assets	(47.1)%					(119,753,265)	(29,845,931)	(231,783,020)	(387,058,321)
Net Assets	100%					$247,123,874	$104,306,254	$474,953,005	$820,707,028 (p)

Notes to Pro Forma Condensed Combined Schedule of Investments
(a) Variable rate security. Rate shown is as of report date.
(b) When-issued security. Unsettled when-issued transactions were as follows:
		Unrealized
Counterparty	Value	Appreciation
Bank of America Corp	$15,810	$277
Citigroup, Inc.	$660,150	$2,813
Deutsche Bank AG	$716,250	$-
Goldman Sachs Group, Inc.	$1,091,400	$14,417
Sterne Agee & Leach	$265,200	$3,504
Suntrust Robinson	$274,380	$3,625
(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d) Non-income producing security.
(e) Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f) Convertible security.
(g) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i) All or portion of security has been pledged as collateral in connection with swaps.
(j) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(k) Security is perpetual in nature and has no stated maturity date.
(l) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n) Investments in issuers considered to be an affiliate of the Fund during the year ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate		Shares held at February 29, 2012	Net Activity	Shares held at February 28, 2013	Income	Realized Gain
BlackRock Liquidity Funds, Tempfund, Institutional Class	ARK	-	2,447,698	2,447,698	$2,060	-
	BHD	308,844	2,963,637	3,272,481	$483	$22
	DSU	-	157,333	157,333	$3,303	$109
ProForma Combined Fund		308,844	5,568,668	5,877,512	$5,846	$131

(o) Represents the current yield as of report date.
(p) Reflects pro forma adjustments for $5,676,105 of which $945,000 is due to the charge for estimated reorganization expenses of $345,000 and $600,000 attributable to BHD and DSU, respectively, and $4,731,105 is due to the distribution of undistributed net investment income of $3,093,281, $623,475 and $1,014,349 attributable to ARK, BHD, and DSU, respectively.

* Financial futures contracts as of February 28, 2013 were as follows:

BHD
Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
60	2-Year US Treasury Note	Chicago Board of Trade	June 2013	USD	13,228,125	$6,569
23	5-Year US Treasury Note	Chicago Board of Trade	June 2013	USD	2,851,641	5,447
8	Ultra Long US Treasury Bond	Chicago Board of Trade	June 2013	USD	1,264,000	(7,117)
(26)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	USD	3,420,219	(20,936)
(30)	30-Year US Treasury Bond	Chicago Board of Trade	June 2013	USD	4,313,438	(40,312)
Total						$(56,349)

* Foreign currency exchange contracts as of February 28, 2013 were as follows:

ARK
	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD	456,117	CAD	450,000	Deutsche Bank AG	4/17/13	$20,204

BHD
	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,386,861	GBP	1,490,000	Goldman Sachs Group, Inc.	04/17/13	$126,984
EUR	100,000	USD	134,940	Citigroup, Inc.	04/23/13	(4,337)
USD	160,321	EUR	120,000	BNP Paribas SA	04/23/13	3,597
USD	6,349,363	EUR	4,765,000	Citigroup, Inc.	04/23/13	126,132

USD	284,215	EUR	212,000	Royal Bank of Scotland Group Plc	04/23/13	7,337
Total						$259,713

DSU
	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD	3,202,952	CAD	3,160,000	Deutsche Bank AG	04/17/13	$141,877
USD	7,176,602	GBP	4,480,000	Goldman Sachs Group, Inc.	04/17/13	381,805
USD	641,284	EUR	480,000	BNP Paribas SA	04/23/13	14,390
USD	212,560	EUR	160,000	BNP Paribas SA	04/23/13	3,596
USD	19,136,033	EUR	14,361,000	Citigroup, Inc.	04/23/13	380,143
USD	183,932	EUR	136,000	Citigroup, Inc.	04/23/13	6,312
Total						$928,123

Pro Forma Combined Fund						$1,208,040

* Over-the-counter options purchased as of February 28, 2013 were as follows:

BHD
Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD 942.86	12/14/19	6	-

* Over-the-counter interest rate swaptions purchased as of February 28, 2013 were as follows:

BHD
Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Citigroup, Inc.	Call	1.40%	Receive	3-Month LIBOR	05/08/14	USD	600	$7,412
2-Year Interest Rate Swap	Credit Suisse Group AG	Put	0.71%	Pay	6-Month LIBOR	07/01/13	USD	4,525	1,103
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	4.50%	Pay	3-Month LIBOR	09/16/13	EUR	600	71
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-Month LIBOR	02/02/17	USD	1,000	26,582
Pro Forma Combined Fund									$35,168

* Over-the-counter interest rate swaptions written as of February 28, 2013 were as follows:

BHD
Description	Counterparty	Put/ Call	Exercise Rate	Pay /Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Citigroup, Inc.	Call	1.40%	Pay	3-Month LIBOR	05/08/14	USD	600	$(7,412)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-Month LIBOR	02/02/17	USD	2,000	(21,634)
Pro Forma Combined Fund									$(29,046)

* Credit default swaps - buy protection outstanding as of February 28, 2013 were as follows:

BHD
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	500	$(11,367)

* Credit default swaps - sold protection outstanding as of February 28, 2013 were as follows:

ARK
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2		Unrealized Depreciation
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/17	CCC	USD	169	$(1,286)

BHD
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2		Unrealized Appreciation
MetLife, Inc.	5.00%	Deutsche Bank AG	06/20/15	A-	USD	150	$10,351
MetLife, Inc.	1.00%	UBS AG	09/20/15	A-	USD	175	8,099
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	56	7,333
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	27	2,647
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	23	2,771
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	91	10,244
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	98	16,561
Caesars Entertainment Operating Co., Inc.	5.00%	UBS AG	12/20/15	CCC	USD	130	12,188
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	03/20/16	CCC	USD	13	615

BHD
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2		Unrealized Appreciation
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	03/20/16	CCC	USD	13	$233
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	03/20/16	CCC	USD	14	324
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	39	3,011
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	121	7,778
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	30	1,507
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	36	35
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	39	3,011
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	03/20/16	CCC	USD	15	536
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	06/20/16	B-	USD	150	12,145
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	06/20/16	B-	USD	150	12,869
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	06/20/16	B-	USD	50	4,195
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	06/20/16	B-	USD	100	8,389
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	06/20/16	CCC	USD	77	4,564
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	06/20/16	CCC	USD	150	7,451
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	03/20/17	CCC	USD	13	100
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/17	CCC	USD	27	337
Total							$137,294

DSU
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	491	$55,161
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	123	14,923
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	442	74,524
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	176	13,714
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	176	13,714
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	528	34,028
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	118	6,029
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/16	CCC	USD	270	265
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	03/20/16	CCC	USD	68	2,494
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	06/20/16	CCC	USD	359	21,161
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	06/20/16	CCC	USD	690	34,273
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/17	CCC	USD	325	(2,474)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	03/20/17	CCC	USD	226	2,812
Total							$270,624

Pro Forma Combined Fund							$406,632

1 Using Standard & Poor's rating of the issuer.

2 The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

* Interest rate swaps outstanding as of February 28, 2013 were as follows:

BHD
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.44%3	3-month LIBOR	Credit Suisse Group AG	08/29/14	USD	2,000	$(2,577
0.42%3	3-month LIBOR	Goldman Sachs Group, Inc.	02/08/15	USD	1,800	(1,213
2.48%3	3-month LIBOR	Credit Suisse Group AG	07/05/42	USD	500	47,228
2.26%3	3-month LIBOR	Goldman Sachs Group, Inc.	07/26/42	USD	200	28,168
2.46%3	3-month LIBOR	Deutsche Bank AG	08/07/42	USD	500	49,207
2.51%3	3-month LIBOR	Credit Suisse Group AG	08/10/42	USD	200	18,011
Total						$138,824

3 Fund pays the fixed rate and receives the floating rate.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BLACKROCK SENIOR HIGH INCOME FUND, INC. ("ARK")
BLACKROCK STRATEGIC BOND TRUST ("BHD")
BLACKROCK DEBT STRATEGIES FUND, INC. ("DSU")

As of February 28, 2013 (Unaudited)

	ARK (1)	BHD	DSU (1)	Adjustments	Pro Forma Combined Fund (ARK and BHD into DSU)
Assets
Investments at value — unaffiliated (2)	$364,429,441	$130,908,750	$706,578,692	$-	$1,201,916,883
Investments at value — affiliated (3)	2,447,698	3,272,481	157,333	-	5,877,512
Foreign currency at value (4)	153,780	63,496	262,834	-	480,110
Cash	28,923	-	126,483	-	155,406
Cash pledged as collateral for financial futures contracts	-	98,660	-	-	98,660
Cash pledged as collateral for swaps	-	10,000	-	-	10,000
Interest receivable	3,179,532	1,781,150	6,435,324	-	11,396,006
Investments sold receivable	4,779,054	530,766	9,539,158	-	14,848,978
Unrealized appreciation on foreign currency exchange contracts	20,204	264,050	928,123	-	1,212,377
Unrealized appreciation on swaps	-	279,908	273,098	-	553,006
Swap premiums paid	-	43,465	-	-	43,465
Swaps receivable	1,664	25,799	93,470	-	120,933
Variation margin receivable	-	3,526	-	-	3,526
Unrealized appreciation on unfunded loan commitments	124	-	237	-	361
Income tax refund receivable	-	-	111,194	-	111,194
Prepaid expenses	7,801	4,578	2,021	-	14,400
Other assets	-	-	232,711	-	232,711
Total assets	375,048,221	137,286,629	724,740,678	-	1,237,075,528

Liabilities
Bank overdraft	-	337,516	-	-	337,516
Loan payable	98,000,000	28,000,000	190,000,000	-	316,000,000
Investments purchased payable	29,465,040	4,092,370	57,708,218	-	91,265,628
Swap premiums received	53,336	297,770	1,170,411	-	1,521,517
Swaps payable	-	9,129	-	-	9,129
Investment advisory fees payable	131,765	75,185	306,298	-	513,248
Officer's and Directors' fees payable	-	12,268	137,938	-	150,206
Unrealized depreciation on swaps	1,286	15,157	2,474	-	18,917
Options written at value (5)	-	29,046	-	-	29,046

	ARK (1)	BHD	DSU (1)	Adjustments		Pro Forma Combined Fund (ARK and BHD into DSU)
Income dividends payable	-		-	4,731,105	(9)	4,731,105
Unrealized depreciation on foreign currency exchange contracts	-	4,337	-	-		4,337
Interest expense payable	71,915	19,261	137,457	-		228,633
Deferred capital gains tax payable	-	-	53,428	-		53,428
Reorganization expenses payable	-	-	-	945,000	(10)	945,000
Other accrued expenses payable	201,005	88,336	271,449	-		560,790
Total liabilities	127,924,347	32,980,375	249,787,673	5,676,105		416,368,500
Net Assets	$247,123,874	$104,306,254	$474,953,005	$(5,676,105)		$820,707,028
Net Assets Consist of
Paid-in capital (6) (7) (8)	$350,162,299	$98,547,751	$760,311,619	$(945,000)	(10)	$1,208,076,669
Undistributed net investment income	3,093,281	623,475	1,014,349	(4,731,105)	(9)	-
Accumulated net realized loss	(109,287,601)	(2,728,146)	(263,080,232)	-		(375,095,979)
Net unrealized appreciation/depreciation	3,155,895	7,863,174	(23,292,731)	-		(12,273,662)
Net Assets	$247,123,874	$104,306,254	$474,953,005	$(5,676,105)		$820,707,028
NAV per share	$4.35	$14.76	$4.38			$4.37

(1) Consolidated Statements of Assets and Liabilities
(2) Investments at cost — unaffiliated	$361,289,520	$123,525,815	$731,237,306	$-		$1,216,052,641
(3) Investments at cost — affiliated	2,447,698	$3,272,481	$157,333	$-		$5,877,512
(4) Foreign currency at cost	$156,842	$65,244	$268,954	$-		$491,040
(5) Premiums received		$45,000				$45,000
(6) Par value per share	$0.10	$0.001	$0.10			$0.10
(7) Shares outstanding	56,852,901	7,065,121	108,362,126	15,605,529	(11)	187,885,677
(8) Shares authorized	200 million	unlimited	200 million			400,000,000

(9)	Reflects the distribution of undistributed net investment income of $4,731,105 attributable to each respective Fund.

(10)	Reflects the charge for estimated reorganization expenses of $345,000 and $600,000 attributable to BHD and DSU, respectively.

(11)
Reflects the capitalization adjustments giving the effect of the transfer of shares of DSU, which ARK and BHD shareholders will receive as if the Reorganizations had taken place on February 28, 2013. The foregoing should not be relied upon to reflect the number of shares of DSU that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Operations for

BLACKROCK SENIOR HIGH INCOME FUND, INC. (ARK)
BLACKROCK STRATEGIC BOND TRUST (BHD)
BLACKROCK DEBT STRATEGIES FUND, INC. (DSU)

As of February 28, 2013 (Unaudited)

	ARK (1)	BHD	DSU (1)	Adjustments		Pro Forma Combined Fund (ARK and BHD into DSU) (2)
Investment Income
Interest	$21,206,244	$8,271,475	$42,239,880	$-		$71,717,599
Dividends — unaffiliated	16,226	69,312	11,106	-		96,644
Income — affiliated	2,060	847	3,303	-		6,210
Total income	21,224,530	8,341,634	42,254,289	-		71,820,453

Expenses
Investment advisory	1,619,965	951,186	3,790,193	(405,575)	(3)	5,955,769
Borrowing costs	153,731	80,593	294,645	-		528,969
Professional	206,681	57,853	229,780	(203,012)	(4)	291,302
Accounting services	70,067	71,433	111,417	(81,408)	(4)	171,509
Transfer agent	64,749	28,595	106,764	(45,444)	(4)	154,664
Custodian	30,980	33,394	51,019	(46,634)	(4)	68,759
Officer and Directors	21,520	11,371	55,651	-		88,542
Printing	11,156	5,556	6,946	3,660	(4)	27,318
Registration	35,860	9,988	37,261	(69,677)	(4)	13,432
Miscellaneous	30,632	8,274	60,688	(21,883)	(4)	77,711
Total expenses excluding interest expense and income tax	2,245,341	1,258,243	4,744,364	(869,973)		7,377,975
Interest expense	798,937	239,649	1,671,333	-		2,709,919
Income tax	-	-	578	-		578
Total expenses	3,044,278	1,497,892	6,416,275	(869,973)		10,088,472
Less fees waived by Manager	(1,009)	(386)	(1,545)	-		(2,940)
Total expenses after fees waived	3,043,269	1,497,506	6,414,730	(869,973)		10,085,532
Net investment income	18,181,261	6,844,128	35,839,559	869,973		61,734,921

	ARK (1)	BHD	DSU (1)		Adjustments	Pro Forma Combined Fund (ARK and BHD into DSU) (2)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	3,317,242	3,581,922	(3,429,257)		-	3,469,907
Capital gain distributions received from affiliated investment companies	-	22	109		-	131
Foreign currency transactions	(21,443)	(240,104)	(961,307)		-	(1,222,854)
Financial futures contracts	-	(115,405)	-		-	(115,405)
Options written	-	37,121	-		-	37,121
Swaps	(298,156)	(19,196)	(302,636)		-	(619,988)
	2,997,643	3,244,360	(4,693,091)		-	1,548,912

Net change in unrealized appreciation/depreciation on:
Investments	8,063,327	426,172	30,537,466	(5)	-	39,026,965
Foreign currency translations	30,001	502,173	1,653,055		-	2,185,229
Financial futures contracts	-	(51,243)	-		-	(51,243)
Options written	-	14,039	-		-	14,039
Swaps	(1,286)	161,400	270,624		-	430,738
Unfunded loan commitments	124	-	237		-	361
	8,092,166	1,052,541	32,461,382		-	41,606,089
Total realized and unrealized gain	11,089,809	4,296,901	27,768,291		-	43,155,001
Net Increase in Net Assets Resulting from Operations	$29,271,070	$11,141,029	$63,607,850		$869,973	$104,889,922

(1)	Consolidated Statements of Operations.

(2)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $350,000 and $600,000 attributable to BHD and DSU, respectively.

(3)
In connection with the Reorganizations, the Investment Advisor is proposing to reduce the advisory fee payable by the Acquiring Fund (DSU) by 5 basis points, from 0.60% of average daily managed assets to 0.55% of average daily managed assets. This reduction in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

(4)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of accounting, legal, printing and other services.

(5)	Net of capital gain tax of $53,428.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

As of February 28, 2013 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Directors and Board of Trustees (the "Board"), of BlackRock Senior High Income Fund, Inc. ("ARK"), and BlackRock Strategic Bond Trust ("BHD" and together with ARK, each a "Target Fund" and, collectively the "Target Funds") and BlackRock Debt Strategies Fund, Inc. ("DSU" or the "Acquiring Fund" and together with the Target Funds the "Fund" or the "Funds") at a meeting held on July 19, 2013 approved two separate proposed tax-free reorganizations in which the Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of each Target Fund (the "Reorganizations"). Following the Reorganizations, each Target Fund will terminate its registration under the Investment Company Act of 1940.

In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share ("Acquiring Fund Shares"). The aggregate NAV of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate NAV of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).

The Reorganizations will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at February 28, 2013. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended February 28, 2013. These statements have been derived from the books and records of the Funds utilized in calculating daily NAV at the dates indicated above in conformity with accounting principles generally accepted in the United States of America ("US GAAP"). As of February 28, 2013, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of DSU. It is not anticipated that DSU will sell any securities of the Target Funds acquired in the reorganization other than in the ordinary course of business. The fiscal year end for BHD is August 31. The fiscal year end for ARK and DSU is February 28.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on February 28, 2013. Following the Reorganizations, DSU will be the accounting survivor.

Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, BlackRock Advisors, LLC has agreed to pay ARK's costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by BlackRock Advisors, LLC, are as follows:

Estimated Reorganization Expenses
ARK	BHD	DSU
$470,000	$345,000	$600,000

NOTE 2 — Basis of Consolidation:

The accompanying condensed combined consolidated financial statements include the accounts of DSU Subsidiary, LLC and ARK Subsidiary, LLC (the "Subsidiary"), which are wholly owned subsidiaries of each respective Fund.  Income earned and gains realized on the investments held by the Subsidiary are taxable to such subsidiary.  A tax provision for income, if any, is shown as income tax in the condensed combined statement of operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the condensed combined consolidated statement of operations.  The Funds may invest up to

25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.   The Subsidiary is subject to the same investment policies and restrictions that apply to the Funds.

NOTE 3 — DSU Fund Valuation:

US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange ("NYSE"). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that the prior day's price no longer reflects the fair value of the option. Over-the-counter ("OTC") options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i)

attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund's pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

NOTE 4 — Capital Shares:

The pro forma NAV per share assumes the issuance of shares of DSU that would have been issued at February 28, 2013 in connection with the proposed Reorganizations. The number of shares of each class assumed to be issued is equal to the NAV of the shares of ARK, BHD and DSU, as of February 28, 2013, divided by the NAV per share of the shares of DSU as of February 28, 2013. The pro forma number of common shares outstanding for the combined Fund consists of the following at February 28, 2013:

Additional Common Shares Assumed Issued in Each Reorganization
Total Outstanding DSU Shares Pre-Combination	ARK	BHD	Total Outstanding DSU Shares Post-Combination
108,362,126	55,866,276	23,656,131	187,884,533

NOTE 5 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending February 28, 2013, as adjusted, giving effect to the Reorganizations reflect changes in expenses of DSU as if the Reorganizations were consummated on March 1, 2012. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 6 — Federal Income Taxes:

The Acquiring Fund and each Target Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganizations are consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required ordinary income or capital gain distributions prior to the consummation of their respective Reorganization, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each acquired Target Fund will undergo an "ownership change" for U.S. federal income tax purposes, and such limitation might be significant.  For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Information with respect to the Funds’ capital loss carryforwards as of February 28, 2013 is set forth below:

Capital Loss Amount*
Expiration	ARK	DSU	Expiration	BHD
2/28/2014	4,906,362	20,233,987	8/31/2018	2,148,422
2/28/2015	1,585,622	3,578,574
2/28/2017	27,675,242	56,690,782
2/28/2018	60,685,648	148,062,952
2/28/2019	9,564,345	16,301,990
No expiration date **	4,915,470	15,790,485
	109,332,689	260,658,770		2,148,422

* The Funds anticipate that approximately $65 million of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above. No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances. The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors, including (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Funds' investment policy of investing primarily in debt securities and instruments.

** Must be used prior to losses subject to expiration.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of each of the Target Funds would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur), and the timing of a historic Fund shareholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Fund's capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

NOTE 7 — Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 8 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX C

PROXY VOTING POLICIES
FOR THE BLACKROCK-ADVISED FUNDS
DECEMBER, 2009

I.	INTRODUCTION	C-2

II.	Proxy Voting Policies	C-2

	A. Boards of Trustees	C-2

	B. Auditors	C-3

	C. Compensation and Benefits	C-3

	D. Capital Structure	C-3

	E. Corporate Charter and Bylaws	C-3

	F. Environmental and Social Issues	C-3

III.	CONFLICTS MANAGEMENT	C-3

IV.	REPORTS TO THE BOARD	C-3

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. Registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. Securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. Proxy Voting Policies

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and Bylaws

These proposals relate to various requests for approval of amendments to a corporation’s charter or Bylaws. As a general matter, the Funds tend to vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C: OTHER INFORMATION

ITEM 15.   Indemnification

Article V of the Registrant’s Articles of Incorporation, a copy of which was filed as an exhibit to the Registrant’s N-2 on January 12, 1998, and Article IV of the Registrant’s Amended and Restated Bylaws, a copy of which was filed as an exhibit to the Registrant’s 8-K filed on September 21, 2010, provides for indemnification, as set forth below:

Article V of the Registrant’s Articles of Incorporation provides as follows:

(4) Each director and each officer of the Corporation shall be indemnified and advanced expenses by the Corporation to the full extent permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law subject to the requirements of the Investment Company Act. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

(5) To the fullest extent permitted by the General Laws of the State of Maryland or decisional law, as amended or interpreted, subject to the requirements of the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indemnitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

ITEM 16.   Exhibits

Exhibit No.	Description of Exhibit

(1)	Articles of Incorporation, dated January 12, 1998(a)

(2)	Amended and Restated Bylaws of the Registrant, dated September 17, 2010(b)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization(c)

Exhibit No.	Description of Exhibit

(5)(a)	Selected Provisions of the Articles of Incorporation and the Amended and Restated Bylaws of the Registrant Defining the Rights of Shareholders*

(6)(a)	Investment Advisory Agreement, dated March 1998**

(b)	Sub-Investment Advisory Agreement**

(7)	Not Applicable

(8)	Form of Second Amended and Restated Deferred Compensation Plan**

(9)	Custodian Agreement(d)

(10)	Not applicable

(11)	Opinion and Consent of Special Counsel for the Registrant**

(12)	Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP**

(13)(a)	Amended and Restated Credit Agreement, dated March 3, 2011**
(b)	Amendment No. 1 to Amended and Restated Credit Agreement, dated March 2, 2012**
(c)	Amendment No. 2 to Amended and Restated Credit Agreement, dated March 1, 2013 **
(d)	Form of Amendment No. 3 to Amended and Restated Credit Agreement**

(14)	Consent of independent public accountants for the Registrant, BlackRock Senior High Income Fund, Inc. and BlackRock Strategic Bond Trust**

(15)	Not applicable

(16)	Power of Attorney*

(17)(a)	Form of Proxy Cards for the Funds*
(b)	Registrar, Transfer Agency and Service Agreement between the Registrant and The Bank of New York(e)

*	Filed herewith.
**	To be filed by further amendment.
(a)	Incorporated by reference to Exhibit (a) to the Registrant’s Registration Statement on Form N-2, filed on March 24, 1998.
(b)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed on September 21, 2010.
(c)	Incorporated by reference to Appendix A of the Registrant’s Statement of Additional Information filed herewith.
(d)	Incorporated by reference to Exhibit (j) to the Registrant’s Registration Statement on Form N-2, filed on February 18, 1998.
(e)	Incorporated by reference to Exhibit (k) to the Registrant’s Registration Statement on Form N-2, filed on February 18, 1998.

ITEM 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

(4) The undersigned Registrant agrees to file, by post-effective amendment, no later than the closing date of the Reorganizations, opinions of counsel regarding the legality of the securities being offered pursuant to this Registration Statement that are not qualified by the assumption that the required shareholder approval for the issuance of such securities will be obtained.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of July 2013.

BLACKROCK DEBT STRATEGIES FUND, INC.

By:	/s/ John M. Perlowski
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John M. Perlowski	President and Chief Executive Officer	July 26, 2013
John M. Perlowski

/s/ Neal J. Andrews	Chief Financial Officer	July 26, 2013
Neal J. Andrews

*	Director	July 26, 2013
Michael J. Castellano

*	Director	July 26, 2013
Richard E. Cavanagh

*	Director	July 26, 2013
Frank J. Fabozzi

*	Director	July 26, 2013
Kathleen F. Feldstein

*	Director	July 26, 2013
James T. Flynn

*	Director	July 26, 2013
Jerrold B. Harris

*	Director	July 26, 2013
R. Glenn Hubbard

*	Director	July 26, 2013
W. Carl Kester

*	Director	July 26, 2013
Karen P. Robards

*	Director	July 26, 2013
Paul L. Audet

*	Director	July 26, 2013
Henry Gabbay

*By:	/s/ John M. Perlowski	July 26, 2013
John M. Perlowski
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(5)(a)	Portions of the Articles of Incorporation and the Amended and Restated Bylaws of the Registrant defining the rights of stockholders

(16)	Power of Attorney, dated July 22, 2013

(17)	Form of Proxy Card for the Funds